                              AmSouth Mutual Funds


                                 ANNUAL REPORT

                                 July 31, 1999




















AMSOUTH                                                AmSouth
MUTUAL FUNDS                                           AMSOUTH BANK
                                                       Investment Advisor
BISYS Fund Services, Distributor
[LOGO OF AMSOUTH MUTUAL FUNDS APPEARS HERE]           [LOGO OF AMSOUTH BANK
                                                       APPEARS HERE]

                                Not FDIC Insured

                               Table of Contents

                Message From the Chairman and Investment Advisor
                                     Page 1

                       Report of Independent Accountants
                                    Page 33

                      Statements of Assets and Liabilities
                                    Page 34

                            Statements of Operations
                                    Page 38

                      Statements of Changes in Net Assets
                                    Page 42

                       Schedules of Portfolio Investments
                                    Page 48

                         Notes to Financial Statements
                                    Page 94

                              Financial Highlights
                                    Page 108

--------------------------------------------------------------------------------
             The AmSouth Mutual Funds, like all mutual funds, are
             NOT FDIC INSURED nor insured by any other agency and
              are not obligations or deposits of, or endorsed or
                   guaranteed by, AmSouth Bank or any of its
              affiliates. Investment products involve investment
                risk, including the possible loss of principal.
--------------------------------------------------------------------------------

                               Message From the Chairman and Investment Advisor
Dear Shareholders:

We are pleased to send you this annual report for the 12 months ended July 31, 1999, a period full of the soaring volatility that has become customary in recent years.

It was also a time when two portfolios in our fund family achieved noteworthy milestones. First, the AmSouth Bond Fund was recognized by The Wall Street Journal as one of the top 15 funds in its sector--not just once, but for 11 consecutive months through July 1999.

Based on data provided by Lipper Analytical Services, the AmSouth Bond Fund was a consistent leader in the A-Rated Bond Fund category (for trailing 12-month performance). In the most recent period that ended July 31, the Fund's Classic Shares ranked eighth out of more than 159 funds in its peer group./1/

What is truly remarkable about this accomplishment is that the AmSouth Bond Fund was ranked highly as stated above during both the bull market, which bonds enjoyed last autumn and into the winter, and the bear market that has depressed the fixed-income sector in the last six months.

A second achievement that bears mention was that the AmSouth Equity Fund as of July 31, had portfolio assets under management of $1.03 billion, a testament to the Fund's long-term performance and service to shareholders.

These feats had a direct bearing on another of our portfolios, the AmSouth Balanced Fund--which draws upon the AmSouth Equity Fund's style for the stock portion of its portfolio and follows the AmSouth Bond Fund's lead for its fixed-income allocation.

Stocks Finish On An Upswing
The summer of 1998 seems like it was a very long time ago, but it was the start of our latest fiscal year, and it was a treacherous time to be an investor.

Waves of bad news swept through the markets: Asia was still a depressed region; Russia defaulted on tens of billions of dollars of government debt; an enormously leveraged hedge fund, Long-Term Capital Management, threatened to collapse and take the world's credit stability down with it. The stock market plummeted.

The Federal Reserve Board's (the Fed's) decision to lower short-term interest rates not once, but three times in just four months, sparked one of the most dramatic recoveries ever. Investors rode back into the market on a wave of liquidity. As had been the case for much of the previous four years, large-cap growth issues were the biggest winners, along with just about any stock that had a "dot.com" at the end of its name.

The bull market kept its momentum into early spring. On March 29, for the first time ever, the Dow Jones Industrial Average/2/ closed above 10,000, a near-mythical level. In relatively short order, the 11,000 mark was breached as well. And as we write this letter in the middle of August, the Dow has recovered again--this time, from a brief drop this summer--to stand within a few percentage points of its all-time high.

The individual fund reports that follow will detail the stock market's gyrations and rotations more fully. But suffice it to say that most equity investors who stuck with their long-term strategy for the full 12 months, and remained unshaken by bouts of volatility, are most likely pleased with their funds' returns.

Where the Fed Led, Bonds Followed
Veteran investors in the fixed-income market know that bond prices are at the mercy of interest rates; when rates decline, bond prices rise, and vice versa. This fact was never more evident than during the last 12 months.

The first and last six months of the period were almost mirror images of one another. Spurred by a flight to quality in the U.S. Treasury market, and then by the Fed's rate cuts, fixed-income instruments of nearly every stripe rose sharply through January. Then just as quickly, the tide turned against bonds. The fear of a global financial disaster abated, making Treasuries less attractive. Inflation remained mild, but in an almost-perverse display of looking for trouble where little existed, many observers began to evoke the specter of rising prices. The Fed did not raise rates immediately, not until June 30, but just the notion of a rate hike was enough to push rates significantly higher.

Funds For Every Investor's Needs
Both stocks and bonds sold off modestly in July, the last month of our fiscal year (though municipal bonds bucked the trend by remaining mostly unchanged). So where does that leave you, and us, as we begin a new 12-month period?

As we look ahead, we believe bonds are a bit more attractive than stocks, on a relative basis. That does not mean we think the stock market is troubled, but rather, that bonds offer a better return on a risk-adjusted basis. In the first two weeks of August, interest rates have continued to be volatile; the yield on the bellwether 30-year Treasury bond spiked up to 6.26%, then fell rapidly below the critical 6% level. It is our feeling that, while interest rates could dance around for the next few months, the Fed could very well raise rates a number of times before the end of 1999 bonds should produce decent returns. Factor in historically low inflation, and the fixed-income sector could prove to be hospitable.

At the same time, we are not abandoning stocks. Any long-term investor with a plan that includes an equity allocation should not bail out at the first, or even second, sign of trouble. We remain encouraged by the growth potential of stocks.

With the addition to our fund family of the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund and the AmSouth Institutional Prime Obligations Fund, we now offer shareholders an impressively diversified array of funds. This full complement of portfolios, in our opinion, allowed many shareholders to do well in the markets over the last year, and regardless of future shifts in the market, this diversification can serve you well in the months and years ahead.

Sincerely,

/s/ J. DAVID HUBER

J. David Huber
Chairman
AmSouth Mutual Funds

/s/ BRIAN B. SULLIVAN

Brian B. Sullivan
Senior Investment Officer
AmSouth Bank

/1/ The AmSouth Bond Fund (Classic Shares) was ranked 8 out of 159 Corporate A-
    Rated Debt Funds for the one-year period, 20 out of 130 funds for the three-year period, 25 out of 90 funds for the five-year period, and 21 out of 42 funds for the ten-year period, respectively. All rankings are as of July 31, 1999. Lipper rankings are based on total return with dividends and capital gains reinvested and do not reflect a sales charge.

/2/ The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue-chip stocks (the average is computed by adding the prices of the 30 stock's splits, stock dividends and substitutions of stocks).

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                 The AmSouth Equity Income Fund
The AmSouth Equity Income Fund is subadvised by Rockhaven Asset Management,
LLC and is managed by Christopher Wiles, CFA. President and chief investment officer of Rockhaven, Mr. Wiles has more than 15 years of investment management experience. He holds an MBA and a bachelor's degree in finance.

Low Risk, High Income
For the 12 months ended July 31, 1999, the AmSouth Equity Income Fund produced a total return of 14.17% (Classic Shares at NAV). In comparison, the S&P 500 Stock Index rose 20.20%, and the Lipper Equity Income Fund Index/1/ gained 11.26%.

We provided our shareholders with solid market participation with below-average risk and above-average income. As of July 31, 1999, the Fund's yield was 2.82%, more than twice the S&P 500's yield of just 1.26%.

We Made Good Money With Convertibles
In many ways, this was one of the most phenomenal 12-month periods in stock market history. Last summer, we thought we might be in the throes of a potentially disastrous, deflationary environment throughout the world. There was serious trouble in Asia and Russia, with Latin America also looking vulnerable. Consequently, even though the U.S. economy was strong, the Federal Reserve acted quickly--lowering short-term interest rates three times in the latter part of 1998--to stave off a global financial collapse.

In a deflationary environment, it is prudent to hold securities with the longest duration you can get your hands on. Those long-duration securities were large-cap growth stocks and, to some degree, Internet stocks. Then all of a sudden in 1999, the world looked much more stable, and deflationary fears subsided. Therefore, interest rates began to rise sharply. This turnaround favored short-duration securities. With regard to stocks, this favored deep-value stocks.

The Fund participated in the climb from the October 1998 lows to the March 1999 highs. With the abrupt change away from large-cap growth, we gave up some ground--though not that much.

One significant change in the portfolio during the last 12 months was an increase in our allocation to convertible securities. Due to an active merger-and-acquisition environment, we found some very attractive convertible opportunities. For instance, when Centocor, a biotech company, was acquired by Johnson & Johnson (0.91% of the Fund's net assets), we found ourselves holding JNJ convertible (1.42%), which yielded 3.7%. Another example was Level One Communications, which was taken over by Intel (0.75%). By buying Level One convertible, which became Intel convertible (0.91%), we were getting significantly more income than was available through Intel common stock.*

As of July 31, 1999, the Fund's top five holdings were BCE, Inc. (3.04%), Lincoln National Corp. (2.94%), Nextel STRYPES (2.92%), Skytel/Worldcom Communications, Inc. (2.85%) and General Electric Co. (2.81%).*

A Blase Market For the Next Few Months
Going forward, we believe there will be many things happening in the next six months. The main event remains the Year 2000 (Y2K) situation. One factor that helped the U.S. economy grow robustly in the first seven months of 1999 was a significant amount of Y2K-related buying of goods before the end of the year. Many made their purchases early in 1999. Therefore, we expect the economy to show some signs of slowing in the fourth quarter of 1999, and interest rates could fall from their relatively high levels. We do not see the stock market making much of a move either way for the next six months, but we think conditions could be ripe for an increase in stock prices in the early part of next year.

/1/The Lipper Equity Income Fund Index is comprised of funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.
* The Fund's portfolio composition is subject to change.

                                                  The AmSouth Equity Income Fund

                 [THE AMSOUTH EQUITY INCOME FUND APPEARS HERE]

       AmSouth Equity    AmSouth Equity   AmSouth Equity  S&P 500  Lipper Equity
        Income Fund       Income Fund      Income Fund     Stock    Income Fund
Date  (Classic Shares)* (Premier Shares)  (B Shares)**     Index        Index
----  ----------------- ----------------  --------------  -------  ------------
-
3/20/97     9,550           10,000             10,000      10,000      10,000
7/97       11,409           11,948             11,421      12,633      11,786
7/98       12,073           12,669             12,142      15,136      12,918
7/99       13,784           14,497             13,915      18,193      14,373

---------------------------------------------
          Average Annual Total Return
---------------------------------------------
                                      Since
                             1      Inception
As of July 31, 1999        Year     (3/20/97)
---------------------------------------------
Classic*                   9.03%       14.54%
---------------------------------------------
Premier                   14.43%       17.01%
---------------------------------------------
B Shares**                 8.34%       15.00%
---------------------------------------------
*  Reflects 4.50% sales charge
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. The performance of Classic Shares does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Equity Income Fund is measured against the S&P 500 Stock Index and the Lipper Equity Income Fund Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Equity Income Fund Index, an index that consists of managed funds, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                        The AmSouth Equity Fund
The AmSouth Equity Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 26 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

We Benefited From a Return To Value
For the 12 months ended July 31, 1999, the AmSouth Equity Fund produced a total return of 14.92% (Classic Shares at NAV). In comparison, the S&P 500 Stock Index rose 20.20%, while the Lipper Capital Appreciation Fund Index/1/ gained 20.76%.

Looking at our fiscal year as a whole, we had two very good periods. First, the Fund performed well during the sharp market decline in August 1998; then during the second calendar quarter of 1999, again turning in strong numbers when the market became much broader and began to reward our value style of investing.

In the month of April, we saw a sudden broadening of investor interest--some of which had to do with the significant signs of improvement in many foreign economies that had lagged earlier in the year. There was a rapid rotation in the second calendar quarter of 1999 and in our Fund.

We continued to perform strongly during periods when the market was sloppy, which is what a value-oriented fund is structured to do.

Energy and Shelter: Our Strong Suits
In particular, we benefited from our holdings in energy and a sector we call "shelter," which includes forest products and paper. With regard to energy, many analysts did not believe that the Organization of Petroleum Exporting Countries (OPEC) members would abide by an agreement to limit production; OPEC has a long history of not holding together. But what was different this time was that, due to historically low oil prices, OPEC countries were feeling true economic pain. For the first time in four or five years, there not only was a political reason for holding true to an agreement, there also were compelling economic reasons. OPEC simply needed higher oil prices.

Consequently, production among OPEC nations shrunk by a couple of million barrels a day. In a commodities market, when you suddenly go from a slight amount of surplus to a position where inventories are tight, you can have some dramatic price reactions--which is what happened.

We believe a similar scenario will unfold in forest products over the next couple of quarters. Some of our favorite paper holdings include Weyerhaeuser Co. (2.29% of the Fund's net assets), Willamette Industries, Inc. (1.51%), International Paper Co. (2.35%) and Champion International Corp. (0.25%).*

We are also fond of selected stocks in the consumer nondurables sector, including American Greetings Corp. (2.08%), Crown Cork & Seal, Inc. (0.70%) and Dole Food, Inc. (0.42%).*

We Anticipate a Rise In Certain Commodities
With overweightings in energy and shelter, the portfolio is structured to benefit from a continuation of moderate economic growth in the United States and abroad. Despite the run-up in oil stocks, for example, we do not believe we have yet seen a top. Even though the price of energy has risen significantly, that has only happened in the last quarter, and the bottom lines of many companies in the sector have not yet fully reflected those price increases. We have seen a significant tightening in refining capacity, and the oil squeeze could get even tighter.

As of July 31, 1999, the Fund's top five holdings were Gannett Co., Inc. (2.74%), Marsh & McLennan Co., Inc. (2.62%), Texaco (2.58%), Newell Rubbermaid (2.57%) and Kerr McGee Corp. (2.52%).*

/1/Lipper Capital Appreciation Fund Index is comprised of funds that seek maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The funds in the index may take large cash positions.
* The Fund's portfolio composition is subject to change.

                                                         The AmSouth Equity Fund

                     [THE AMSOUTH EQUITY FUND APPEARS HERE]

            AmSouth       AmSouth
            Equity        Equity       AmSouth
             Fund          Fund        Equity        S&P 500     Lipper Capital
           (Classic      (Premier       Fund          Stock       Appreciation
 Date       Shares)*      Shares)     (B Shares)      Index           Index
------     ---------     --------     ----------     -------     --------------
7/89         9,550        10,000        10,000       10,000          10,000
7/90         9,707        10,165        10,165       10,647          10,317
7/91        10,530        11,026        11,026       12,007          11,602
7/92        11,891        12,451        12,451       13,539          12,843
7/93        13,533        14,170        14,170       14,713          14,762
7/94        14,603        15,291        15,291       15,477          15,323
7/95        17,415        18,236        18,235       19,509          19,541
7/96        19,344        20,257        20,256       22,739          21,192
7/97        27,536        28,838        28,834       34,590          28,192
7/98        30,935        32,430        32,195       41,282          31,934
7/99        35,547        37,433        36,711       49,623          38,562

For performances purposes the above graph has not been adjusted for CDSC charges.

---------------------------------------------
        Average Annual Total Return
---------------------------------------------
As of                  1         5       10
July 31, 1999        Year      Year     Year
---------------------------------------------
Classic*            9.74%    18.38%   13.53%
---------------------------------------------
Premier            15.43%    19.61%   14.11%
---------------------------------------------
B Shares**          9.03%    18.95%   13.89%
---------------------------------------------
*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. The performance of Classic Shares does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Equity Fund is measured against the S&P 500 Stock Index and the Lipper Capital Appreciation Funds Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Capital Appreciation Funds Index is an index that consists of managed funds. The Lipper Capital Appreciation Funds Index and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                               The AmSouth Enhanced Market Fund
The AmSouth Enhanced Market Fund is subadvised by OakBrook Investments, LLC and managed by Neil Wright, Janna Sampson and Peter Jankovskis. Mr. Wright has 19 years of investment experience and received his Ph.D. in economics from the Massachusetts Institute of Technology. Ms. Sampson has 18 years of investment management experience and has a master's degree in economics from Georgia
State University. Mr. Jankovskis has seven years of investment management experience and holds a Ph.D. in economics from the University of California at Santa Barbara.

The Fund Outperformed the Market
The AmSouth Enhanced Market Fund commenced operations on September 1, 1998. For the period ended July 31, 1999, which represents nearly 11 months of performance, the Fund produced a total return of 39.93% (Classic Shares at NAV). In comparison, the S&P 500 Index rose 35.29%.

The Federal Reserve Board's (the Fed) three interest-rate cuts in the last few months of 1998 pumped liquidity into the market and caused a tremendous surge in stock prices. However, the benefits of those rate cuts were not evenly distributed. From November 1998 through January 1999, growth stocks outperformed value stocks by roughly 20%.

What few people realize is that there was an even greater divergence between the performance of volatile stocks and more stable stocks. Thanks to the Fed's actions, these volatile stocks suddenly became very attractive. The difference in returns between stocks in these two groups during the same November 1998 through January 1999 period was more than 40%, with volatile stocks doing better.

We define a "volatile stock" as one whose stock price tends to change by a large degree, up or down, from month to month. To be included in this group, a stock's average percentage change in its price over the past three years must rank it among the 100 most-volatile stocks in the S&P 500. A "stable stock" is one that ranks among the 100 least-volatile, in terms of its average change in price.

The Enhanced Market Fund is carefully balanced to make sure its allocation compares to the S&P 500's along the lines of capitalization, in value versus growth and also in terms of stability versus volatility. Because of these strong risk controls, our ability to beat the S&P 500 was not influenced very much by the strong performance of volatile stocks or any other group. The risk controls worked as designed, allowing the strategy's strength in stock selection to shine through. The Fund did very well during the time when volatile stocks were in favor. Since the end of January, the Fund has continued to do well relative to its benchmark.

A Wide Range Of Successes
We found good stocks in a number of sectors. Our winners ranged from mega-cap technology powerhouse IBM Corp. (1.99% of the Fund's net assets) to smaller-cap issues such as King World Productions (0.04%) and Navistar International (0.05%). The Fund also benefited from positions in oil refiner Atlantic Richfield Co. (0.47%) and financial service provider American Express (0.64%).*

A Challenging Climate In the Months Ahead
It is our belief that over the next six months, the market could be pretty choppy. The Fed will probably raise rates once more before the end of 1999. Regardless of what the Fed chooses to do, if the yield on the 30-year Treasury bond stays above 6.00%, that is going to put some pressure on both corporate earnings and the valuations of the companies that led the last market rally.

As of July 31, 1999, the Fund's top five holdings were Microsoft Corp. (3.85%), General Electric Co. (3.20%), Intel Corp. (2.20%), IBM Corp. (1.99%)
and Lucent Technologies, Inc. (1.82%).*

* The Fund's portfolio composition is subject to change.

                                                The AmSouth Enhanced Market Fund

                [THE AMSOUTH ENHANCED MARKET FUND APPEARS HERE]

        AmSouth Enhanced     AmSouth Enhanced    AmSouth Enhanced
          Market Fund           Market Fund        Market Fund       S&P 500
Date    (Classic Shares)*    (Premier Shares)       (B Shares)**   Stock Index
----    -----------------    -----------------   ----------------  -----------
9/1/98        9,550                10,000             10,000          10,000
9/98         10,154                10,631             10,123          10,641
10/98        10,955                11,470             10,947          11,506
11/98        11,656                12,204             11,673          12,203
12/98        12,258                12,834             12,299          12,907
1/99         12,757                13,358             12,805          13,446
7/99         13,365                14,010             13,390          16,162

----------------------------------
   Aggregate Total Return
----------------------------------
                          Since
As of                   Inception
July 31, 1999            (9/1/98)
----------------------------------
Classic*                   33.65%
----------------------------------
Premier                    40.10%
----------------------------------
B Shares**                 33.90%
----------------------------------
*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Premier Shares commenced operations on December 11, 1998. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 2, 1998, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. The performance of Classic Shares does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Enhanced Market Fund is measured against the S&P 500 Stock Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                The AmSouth Capital Growth Fund
The AmSouth Capital Growth Fund is subadvised by Peachtree Asset Management and managed by Dennis Johnson, CFA. President and Chief Investment Officer of Peachtree Asset Management, Mr. Johnson has more than 18 years of investment management experience. He holds a master of science degree in finance and a bachelor's degree in economics.

Solid Performance In the Face Of Volatility
For the 12 months ended July 31, 1999, the Fund produced a total return of 21.76% (Classic Shares at NAV). In comparison, the S&P 500 Stock Index rose 20.20%.

The entire period was marked by bouts of volatility and windows of opportunity. As long-term investors, we rode through the volatility and took advantage of numerous opportunities--especially in such sectors as consumer cyclicals, consumer staples, financial services, health care, technology and telecommunications. We had either average or above-average exposure in all of these sectors.

Returns Greater In Stocks, Not Cash
We were fully invested throughout the period, which was very important to our performance. Stocks provided much greater returns than cash and cash-equivalent instruments. By minimizing cash, we enabled our shareholders to fully participate in the market's above-average performance.

The second factor that was helpful was being invested in sectors in the market that performed very well, as noted above. Being overweighted in the right sectors was a result of our disciplined investment process. A third positive factor was judicious, individual security selection. We benefited from our holdings in Apple Computer, Inc. (1.61% of the Fund's net assets), Microsoft Corp. (3.64%), General Electric Co. (3.39%), Home Depot, Inc. (1.95%), Applied Materials, Inc. (2.73%), Lucent Technologies, Inc. (2.37%), Scientific Atlanta, Inc. (2.67%) and Tyco International (3.51%).*

What do each of these companies have in common? They all exhibit above-average rates of earnings growth, dominant market positions and valuations that our research indicates are not fully reflective of these strong earnings trends. We have a well-defined approach to looking at the growth characteristics of companies--scrutinizing their earnings potential and cash flow. Therefore, regardless of the volatility that certain stocks may exhibit in the marketplace (based on changes in investor perceptions about fundamentals), we can remain firm in our convictions about individual issues.

We validate our analysis with fundamental and quantitative research, and until we believe that a company's underlying numbers have changed for the worse, we do not make changes in the portfolio. This approach allows us to not be scared off by periodic volatility; we always know why we are in a stock and why we want to stay with a stock, despite that volatility.

The Stock Market Is the Place To Be
We continue to be optimistic about stocks. We would not want to assume that absolute returns, going forward, will be comparable to the returns we have experienced over the last 12 months. Nonetheless, we believe equity returns will be acceptable, and not far off historical norms. We believe sectors that offer opportunities for above-average performance include technology, health care, consumer cyclicals and energy. Energy is particularly appealing. We believe there is a profit recovery under way in both crude oil and natural gas that is not fully reflected in current valuations.

As of July 31, 1999, the Fund's top five holdings were Microsoft Corp. (3.64%), Tyco International (3.51%), General Electric Co. (3.39%), Nextel Communications, Inc. (3.11%) and Applied Materials, Inc. (2.73%).*

*The Fund's portfolio composition is subject to change.

                                                 The AmSouth Capital Growth Fund

                 [THE AMSOUTH CAPITAL GROWTH FUND APPEARS HERE]

          AmSouth Capital   AmSouth Capital   AmSouth Capital
            Growth Fund       Growth Fund       Growth Fund      S&P 500
Date     (Classic Shares)*  (Premier Shares)    (B Shares)**   Stock Index
----     -----------------  ----------------  ---------------  -----------
8/3/97         9,550             10,000           10,000          10,000
7/98          11,098             11,650           11,040          12,637
7/99          13,514             14,219           13,558          15,190

--------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------
                                                Since
As of                            1            Inception
July 31, 1999                   Year           (8/3/97)
--------------------------------------------------------
Classic Shares*                 16.26%          16.34%
--------------------------------------------------------
Premier Shares                  22.05%          19.36%
--------------------------------------------------------
B Shares**                      15.96%          16.54%
--------------------------------------------------------
 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. The performance of Classic Shares does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Capital Growth Fund is measured against the S&P 500 Stock Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                 The AmSouth Select Equity Fund
The AmSouth Select Equity Fund is subadvised by OakBrook Investments, LLC and managed by Neil Wright, Janna Sampson and Peter Jankovskis. Mr. Wright has 19 years of investment experience and received his Ph.D. in economics from the Massachusetts Institute of Technology. Ms. Sampson has 18 years of investment management experience and has a master's degree in economics from Georgia
State University. Mr. Jankovskis has seven years of investment management experience and holds a Ph.D. in economics from the University of California at Santa Barbara.

A Marked Difference Between Volatility and Stability
The AmSouth Select Equity Fund commenced operations on September 1, 1998. For the period ended, July 31, 1999, which represents nearly 11 months of performance, the Fund produced a total return of 19.44% (Classic Shares at NAV). In comparison, the S&P 500 Stock Index rose 35.29%.

The Federal Reserve Board's (the Fed's) three interest-rate cuts in the last few months of 1998 pumped liquidity into the market and caused a tremendous surge in stock prices. However, the benefits of those rate cuts were not distributed evenly.

What few people realize is that there was an even greater divergence between the performance of volatile stocks and more stable stocks. Thanks to the Fed's actions, these volatile stocks suddenly became attractive. The difference in returns between stocks in these two groups during the same November 1998 through January 1999 period was more than 40%, with volatile stocks doing better than stable ones.

We define a "volatile stock" as one whose stock price tends to change by a large degree, up or down, from month to month. To be included in this group, a stock's average percentage change in its price over the past three years must rank it among the 100 most-volatile stocks in the S&P 500. A "stable stock" is one that ranks among the 100 least-volatile in terms of its average change in price.

The AmSouth Select Equity Fund, by its nature, favors more stable stocks, and this caused the portfolio to underperform its benchmark during the November-January period. However, since the end of January and through the end of June, "stability" was the place to be, and the Fund outperformed its benchmark. Unfortunately, in July, one of the Fund's key holdings, Waste Management (3.59% of the Fund's net assets), announced disappointing news, and the subsequent drop in the stock's price dragged down the Fund's overall performance.*

We Did Well With Food and Tax Preparation Names
The Fund did have some compelling success stories during the period. One issue that did particularly well for us in the last few months was SYSCO Corp. (4.86%), a distributor of food and paper products to restaurants. SYSCO is the leader in its field, and three times larger than any of its competitors. Despite its dominance and cost advantage, SYSCO's market share is only 12% nationwide--which means the company has tremendous growth opportunities. Another good story is H&R Block, Inc. (6.60%), an income tax-preparation company. The peak tax period is past us, but trends are still good; and we are confident the stock will continue to outperform. We are also fond of Hershey Foods Corp. (3.87%), the leading North American manufacturer of quality chocolate, whose stock was bruised earlier in the year, when the company reported disappointing earnings.*

A Bumpy Ride Ahead
It is our belief that over the next six months, the market could be pretty choppy. The Fed will probably raise rates once more before the end of 1999. Regardless of what the Fed chooses to do, if the yield on the 30-year Treasury bond stays above 6.00%, that will put pressure on both corporate earnings and the valuations of the companies that led the last market rally. The Fund's emphasis on more stable holdings should serve us well in such an environment.

As of July 31, 1999, the Fund's top five holdings were Hubbell, Inc. (10.71%), Emerson Electric Co. (10.27%), Bristol-Myers Squibb Co. (8.20%), H&R Block, Inc. (6.60%) and McDonald's Corp. (5.44%).*
* The Fund's portfolio composition is subject to change.

                                                  The AmSouth Select Equity Fund

                 [THE AMSOUTH SELECT EQUITY FUND APPEARS HERE]

           AmSouth Select    AmSouth Select   AmSouth Select   S&P 500
             Equity Fund       Equity Fund      Equity Fund     Stock
          (Classic Shares)* (Premier Shares)    (B Shares)**    Index
          ----------------- ----------------  --------------   -------
9/1/98          9,550            10,000           10,000        10,000
  9/98         10,032            10,504           10,000        10,641
 10/98         10,885            11,396           10,890        11,506
 11/98         11,168            11,693           11,170        12,203
 12/98         11,519            12,051           11,526        12,907
  1/99         11,405            11,940           11,395        13,446
  7/99         11,408            11,962           11,359        16,162

------------------------------------
      Aggregate Total Return
------------------------------------
                           Since
As of                    Inception
July 31, 1999             (9/1/98)
------------------------------------
Classic*                    14.08%
------------------------------------
Premier                     19.62%
------------------------------------
B Shares**                  13.59%
------------------------------------
*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Premier Shares commenced operations on December 3, 1998. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 2, 1998, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. The performance of Classic Shares does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Select Equity Fund is measured against the S&P 500 Stock Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                              The AmSouth Regional Equity Fund+
The AmSouth Regional Equity Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 26 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

A Rough Start, a Firm Recovery
For the 12 months ended July 31, 1999, the AmSouth Regional Equity Fund produced a total return of -9.85% (Classic Shares at NAV). In comparison, the S&P 500 Index rose 20.20%, while the Lipper Capital Appreciation Fund Index/1/ returned 20.76%.

The Fund's performance suffered during the first part of the period, due to the narrowness of the market and the fact that the groups we embrace, and the geographic requirements of the Fund's investment objective, worked against us. However, in the second calendar quarter of 1999, circumstances changed dramatically. Our style of investing came back into favor, and the Fund recovered much of the ground it had lost earlier. Throughout the period, the Southeast remained a healthy economic region, with growth continuing at a pace above the national average.

A Rare Venture Into Energy Proved Profitable
We had a number of stocks that did very well, especially during the Fund's recovery period. Fort James Corp. (3.11% of the Fund's net assets), one of our favorite paper companies, had a sharp price increase. Scientific Atlanta, Inc. (1.77%) also came back very strongly; the stock had dropped early on, though not for any reasons that we thought to be valid. A couple of the energy stocks in the portfolio were strong performers, including Offshore Logistics, Inc. (2.43%), Mobil Corp. (1.24%) and Schlumberger, Ltd. (1.47%). Although the latter two would not ordinarily be identified as Southeast companies (we do not include Texas), they each bought firms based in the Southeast--which allowed us to buy their shares. Since it is difficult to get energy exposure in the region, we have continued to hold these names.*

Any time you are in a geographic region that does not necessarily reflect the overall balance of the nation as a whole and the broader stock market, a key factor in determining your fund's relative performance is the performance of the sectors that can be found in your region. For example, our portfolio has few technology names. So, when the technology sector declines, as it did between April and June, the Fund's relative performance is enhanced.

The Southeast Remains An Attractive Region
One key advantage of a regional fund such as ours is that shareholders can benefit from the fund manager's acute and in-depth knowledge about a relatively narrow segment of the market. We are based in the Southeast and have established close and reliable contacts throughout the region; we base our investment decisions on decades of experience in this region. While it is not possible to predict exactly when a particular region will drift in or out of favor, the Southeast has produced some remarkable and profitable growth in the past. We believe the Fund remains positioned to take full advantage of such opportunities when they present themselves.

As of July 31, 1999, the Fund's top five holdings were HEALTHSOUTH Corp. (5.06%), Bank of America Corp. (3.23%), Fort James Corp. (3.11%), Health Management Associates, Inc. (3.11%) and Modis Professional Services (3.08%).*

+ Regional funds may be subject to additional risk, since the companies they invest in are located in one geographical location. Small capitalization funds carry additional risk and volatility.
/1/The Lipper Capital Appreciation Funds Index is comprised of funds that seek maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The funds in the index may take large cash positions.
* The Fund's portfolio composition is subject to change.

                                               The AmSouth Regional Equity Fund+

                [THE AMSOUTH REGIONAL EQUITY FUND APPEARS HERE]


         AmSouth        AmSouth
         Regional       Regional       AmSouth
        Equity Fund   Equity Fund      Regional       S&P 500   Lipper Capital
         (Classic       (Premier      Equity Fund      Stock     Appreciation
Date      Shares)*       Shares)      (B Shares)       Index         Index
----    -----------   -----------     -----------     -------   --------------
7/89       9,550         10,000         10,000         10,000       10,000
7/90      10,449         10,940         10,940         10,647       10,317
7/91      11,757         12,311         12,311         12,007       11,602
7/92      14,186         14,853         14,853         13,539       12,843
7/93      16,388         17,160         17,160         14,713       14,782
7/94      17,188         17,998         17,998         15,477       15,323
7/95      19,783         20,713         20,713         19,509       19,541
7/96      22,376         23,427         23,427         22,739       21,192
7/97      31,107         32,568         32,568         34,590       28,192
7/98      31,012         32,527         32,261         41,282       31,934
7/99      27,958         29,411         28,859         49,823       38,562

For performance purposes the above graph has not been adjusted for CDSC charges.

---------------------------------------------
Average Annual Total Return
---------------------------------------------
As of               1          5         10
July 31, 1999      Year       Year      Year
---------------------------------------------
Classic*          -13.90%    9.20%    10.83%
---------------------------------------------
Premier            -9.57%   10.32%    11.39%
---------------------------------------------
B Shares**        -14.73%    9.63%    11.18%
---------------------------------------------
*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. The performance of Classic Shares does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Regional Equity Fund is measured against the S&P 500 Stock Index and the Lipper Capital Appreciation Funds Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Capital Appreciation Funds Index is an index that consists of managed funds. The Capital Appreciation Funds Index and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                    The AmSouth Small Cap Fund+
The AmSouth Small Cap Fund is subadvised by Sawgrass Asset Management, LLC and is managed by Dean McQuiddy, CFA. A principal of Sawgrass, Mr. McQuiddy has more than 16 years of investment management experience. He received his bachelor's degree in finance from the University of Florida.

Tough Times In Small Caps
For the 12 months ended July 31, 1999, the Fund produced a total return of - 8.10% (Classic Shares at NAV). In comparison, the Russell 2000 Growth Index rose 14.51%.

Looking at the entire period from beginning to end, the equity markets dove up and down like a roller coaster. The period began with stocks going into a tailspin, hitting bottom in early October 1998. Then, buoyed by three successive interest-rate cuts by the Federal Reserve Board, many sectors surged higher--though the small-cap arena in which we operate did not fully participate in the recovery. The rally continued into the beginning of April 1999, when small caps experienced what we call a "capitulation bottom." We believe many small-cap funds--not including this one, fortunately--were forced to sell a portion of their holdings to raise cash for redemptions, a situation that drove small-cap stock prices even lower.

Then, quite abruptly, investor bias shifted away from large-cap growth stocks and toward cyclical sectors. As sentiment broadened, the Fund experienced a solid rebound throughout April, May, June and July.

However for the period as a whole, the Fund underperformed its benchmark, the Russell 2000 Growth Index. The primary reason was the huge impact Internet-related stocks had on the index--many issues in the sector rose an astonishing 400% to 500%, and the virtual absence of these stocks in our portfolio had an impact on Fund performance. One of the disciplines we follow is the requirement that all stocks we buy have current earnings. That is part of our risk-control approach. However, the vast majority of Internet stocks do not have current earnings.

Not only do these stocks not have earnings, but they lack many of the characteristics we find attractive, including above-market sales, earnings growth rates that are rising, and estimates of future earnings, or valuation multiples that we consider to be reasonable.

We Scored With Fiber Optic Cable and Handbags
We have talked in the past about our stocks being very "cheap" relative to the overall market--at the end of the period, the average holding in our portfolio was selling for just 18 times this year's earnings, while the market as a whole was selling for close to 30 times earnings--and our strategy produced a number of spectacular winners. Dycom (2.19% of the Fund's net assets), a company that lays the fiber optic cable that brings the Internet into people's homes, more than doubled in price. Among retailers, we profited from our investment in Fossil (2.80%)--a manufacturer of fashionable watches, belts and handbags--which grew in sales and earnings very strongly, and was up 130% for the period. And going forward, we are optimistic about one of our newer holdings, Forest Oil (1.66%). The energy sector has done very well this year, and we feel Forest has a marvelous position in the oil-and-gas exploration segment of the industry.*

Attractive Circumstances For Small Caps
Going forward, we believe we are set up for a very nice rally in smaller stocks. They are selling at tremendous discounts to the overall market, really at historical lows. Normally, these high-growth stocks are priced at a premium to the market, not at a discount. The other essential element is that the market has begun broadening out, and investors are finally paying attention to this sector. We have endured a very long bear market for small-company shares, but it appears that liquidity has returned.

As of July 31, 1999, the Fund's top five holdings were Commscope, Inc. (3.47%), Antec Corp. (3.03%), Priority Healthcare (3.02%), American Freightways (2.93%) and Copart, Inc. (2.92%).*

+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
* The Fund's portfolio composition is subject to change.

                                                     The AmSouth Small Cap Fund+

                   [THE AMSOUTH SMALL CAP FUND APPEARS HERE]

            AmSouth Small       AmSouth Small      AmSouth Small
              Cap Fund             Cap Fund          Cap Fund      Russell 2000
 Date      (Classic Shares)*   (Premier Shares)     (B Shares)**   Growth Index
-------    ----------------    ----------------   --------------   ------------
3/2/98          9,550              10,000             10,000         10,000
7/98            8,756               9,152              8,655          8,639
7/99            8,047               8,441              7,978          9,893

--------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------
                                                Since
As of                            1            Inception
July 31, 1999                   Year           (3/2/98)
--------------------------------------------------------
Classic Shares*                -12.23%         -14.27%
--------------------------------------------------------
Premier Shares                  -7.76%         -11.30%
--------------------------------------------------------
B Shares**                     -13.34%         -14.77%
--------------------------------------------------------
 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Classic Shares commenced operations on March 3, 1998. The performance figures for Classic Shares prior to such date represent the performance of Premier Shares of the Fund.

The performance of the AmSouth Small Cap Fund is measured against the Russell 2000 Growth Index, an unmanaged index generally representative of domestically traded common stocks of small to mid-sized companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                      The AmSouth Balanced Fund
The AmSouth Balanced Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 26 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

Our "Balance" Provided Both Performance and Stability
For the 12 months ended July 31, 1999, the AmSouth Balanced Fund produced a total return of 9.40% (Classic Shares at NAV). In comparison, the S&P 500 Stock Index rose 20.20%, while the Lehman Brothers Government/Corporate Bond Index gained 2.33%. For the same period, the Lipper Balanced Fund Index/1/ moved up 10.75%.

Stocks: Big Gain In Energy and "Shelter"
The equity portion of the portfolio did well during periods when market tends were not well established--times when judicious stock picking was very advantageous. During the second quarter of 1999, investor sentiment turned to the type of value stocks we favor.

In particular, we benefited from our holdings in energy and a sector we call "shelter," which includes forest products and paper. Concerning energy, many analysts did not believe that OPEC members would abide by an agreement to limit production; OPEC has a long history of not holding together. However, what was different this time was that, due to historically low oil prices, OPEC countries were feeling true economic pain. For the first time in four or five years, there not only was a political reason for holding true to an agreement, there also were compelling economic reasons. OPEC simply needed higher oil prices.

We believe a similar scenario will unfold in forest products over the next couple of quarters, and we are positioned to take advantage of such a situation.

Bonds: We Actively Responded To Interest-Rate Moves
The fixed-income portion of the portfolio moved up strongly during the first six months of the period, during which time interest rates fell sharply. However, in January, it seemed to us that rates had fallen so far, so quickly, that a further, significant drop appeared unlikely. Consequently we shortened the portfolio's average maturity and duration considerably.

At the same time and even prior, spreads on corporate bonds had widened. We decided to swap the interest-rate risk inherent in long-term Treasuries for the credit risk of short-term corporate bonds--without diminishing our yield to maturity. At the same yield, we were trading a greater risk for a smaller risk. Therefore, when rates reversed direction and headed back up (driving bond prices lower), our shareholders' capital was protected somewhat.

Since February, we have increased our average maturity and duration. What we have seen in the last six months is that agency paper and mortgage-backed securities have outperformed Treasuries. Our buying emphasis in recent months has been on improving the quality of the portfolio and pushing our maturity and duration out longer.

As of July 31, 1999, the fixed-income securities within the Fund maintained an average credit quality of AAA, with an average maturity of 9.05 years.

Bonds Offer More Relative Value
As of July 31, 1999, the allocation of the portfolio indicated a slight bias toward bonds. Having less than 50% of our assets in stocks is a little bearish for us, but does not reflect that we feel particularly pessimistic toward equities; we do not anticipate a bear market. Rather, when we examine the risk/reward characteristics of both asset classes, we feel that bonds look a bit more attractive on a relative basis.

As of July 31, 1999, the Fund's top five equity holdings were Washington Mutual, Inc. (1.38% ), Engelhard Corp. (1.38%), Texaco, Inc. (1.34%), Cabeltron Systems, Inc. (1.33%) and Kerr-McGee Corp. (1.24%).*

/1/The Lipper Balanced Fund Index is comprised of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio is approximately 60%/40% but may vary.
* The Fund's portfolio composition is subject to change.

                                                       The AmSouth Balanced Fund

                    [THE AMSOUTH BALANCED FUND APPEARS HERE]

                                                             Lehman
            AmSouth       AmSouth      AmSouth              Brothers     Lipper
            Balanced      Balanced     Balanced   S&P 500  Government/  Balanced
         Fund (Classic  Fund (Premier  Fund (B     Stock   Corporate      Fund
Date        Shares)*       Shares)     Shares)**   Index   Bond Index     Index
----     -------------  -------------  ---------  -------  -----------  -------
-
12/19/91     9,550         10,000       10,000     10,000     10,000     10,000
7/92        10,861         11,371       10,871     10,337     10,724     11,117
7/93        12,106         12,675       12,275     11,233     11,907     12,400
7/94        12,727         13,325       13,025     11,816     11,892     12,731
7/95        14,670         15,360       15,060     14,895     13,095     14,685
7/96        15,897         16,645       16,445     17,360     13,518     16,087
7/97        20,097         21,043       20,943     26,409     15,482     21,023
7/98        20,846         21,836       21,653     27,363     16,275     21,626
7/98        22,003         23,076       22,873     31,518     16,730     23,037
7/99        24,070         25,324       24,854     37,885     17,120     25,513

For performance purposes the above graph has not been adjusted for CDSC charges.

--------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------
                                               Since
As of                     1          5       Inception
July 31, 1999            Year       Year     (12/19/91)
--------------------------------------------------------
Classic*                4.45%     12.55%       12.22%
--------------------------------------------------------
Premier                 9.74%     13.71%       12.97%
--------------------------------------------------------
B Shares**              3.74%     13.04%       12.70%
--------------------------------------------------------
*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. The performance of Classic Shares does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole; the Lehman Brothers Government/Corporate Bond Index, an unmanaged broad-based index representative of the total return of long-term government and corporate bonds; and the Lipper Balanced Fund Index. The S&P 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Balanced Fund Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                              The AmSouth Limited Maturity Fund
The AmSouth Limited Maturity Fund is managed by John Boston, CFA. Mr. Boston, Senior Vice President of AmSouth Bank, has more than 10 years of experience as a fixed-income manager. He holds a bachelor's degree in economics.

Our Short Orientation Led To Outperformance
For the 12 months ended July 31, 1999, the AmSouth Limited Maturity Fund produced a total return of 4.01% (Classic Shares at NAV). In comparison, the Merrill Lynch 1-5-Year Government/Corporate Bond Index rose 2.33%, and the Lipper Short-Term Investment Grade Debt Index/1/ gained 3.84%.

With volatility and credit concerns rampant in the bond market during much of the period, our shorter maturity and emphasis on quality were the keys to our relatively high returns and our significant outperformance relative to the Lipper benchmark. Further, continued low inflation resulted in inflation-adjusted returns that were generous by historical standards.

The defensive characteristics of our portfolio enabled the Fund to hold up better than many longer-maturity funds during the last six months of the period, when skyrocketing interest rates ate away at the value of many portfolios (higher rates lead to lower bond prices).

Upside Gains, Downside Protection
As interest rates fell during the first six months of the period, the Fund showed a profit. Concurrently, we allowed the portfolio's average maturity to shorten. When rates turned around abruptly and began climbing higher, the Fund's shorter-than-average maturity preserved shareholder value. At that point, we felt it was prudent to begin allowing the portfolio's maturity to lengthen again, in order to be prepared to take advantage of any future decline in rates.

As of July 31, 1999, approximately 80% of the portfolio's net assets was invested in high-quality corporates, with the remainder invested in Treasuries and agencies. Our allocation to corporate paper has fallen slightly over the last six months, as we have been buying longer-term Treasuries in order to extend the portfolio's maturity structure.*

As of July 31, 1999, the Fund's average maturity was 2.7 years, up from 2.5 years six months earlier (but still lower than 2.9 years a year ago). The Fund's credit quality was AA.

We Are Positioned For Neutral-To-Lower Rates
We believe that interest rates have reached the upper end of their near-term band and should remain level or begin to fall again. With that in mind, we have extended the Fund's average maturity. At current levels, the Fund is providing shareholders with productive yields. If rates do fall--and we think this is probably six to 12 months down the road--we should realize capital gain profits that will be passed along to our investors.

/1/The Lipper Short-Term Investment Grade Debt Index is comprised of funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.
*The Fund's portfolio composition is subject to change.

                                               The AmSouth Limited Maturity Fund

                [THE AMSOUTH LIMITED MATURITY FUND APPEARS HERE]

            AmSouth     AmSouth
            Limited     Limited     AmSouth     Merrill Lynch
            Maturity    Maturity    Limited       1-5 Year      Lipper Short
              Fund        Fund      Maturity     Government/     Investment
            (Classic    (Premier      Fund       Corporate       Grade Debt
Date         Shares)*    Shares)   (B Shares)    Bond Index        Index
----        ---------   --------   ----------   -------------   ------------
7/31/89       9,800      10,000      10,000        10,000          10,000
7/90         10,252      10,879      10,679        10,765          10,618
7/91         11,178      11,644      11,644        11,857          11,590
7/92         12,459      12,978      12,978        13,330          13,165
7/93         13,296      13,850      13,850        14,279          14,258
7/94         13,398      13,957      13,957        14,533          14,306
7/95         14,422      15,024      15,024        15,697          15,351
7/96         15,102      15,732      15,732        16,548          16,130
7/97         16,197      16,872      16,872        17,877          17,377
7/98         17,159      17,892      17,785        19,029          18,401
7/99         17,847      18,631      18,501        19,906          19,030

For performance purposes the above graph has not been adjusted for CDSC charges.

------------------------------------------
Average Annual Total Return
------------------------------------------
As of              1         5        10
July 31, 1999     Year      Year     Year
------------------------------------------
Classic*        -0.11%     5.03%    5.97%
------------------------------------------
Premier          4.14%     5.95%    6.42%
------------------------------------------
B Shares**      -1.42%     5.48%    6.35%
------------------------------------------
*  Reflects 4.00% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on January 21, 1999, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. The performance of Classic Shares does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Limited Maturity Fund is measured against the Merrill Lynch 1-5-Year Government/Corporate Bond Index and the Lipper Short-Term Investment Grade Debt Index. The Merrill Lynch 1-5-Year Government/Corporate Bond Index is unmanaged and generally representative of the total return of short-term government and corporate bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Short-Term Investment Grade Debt Index, an index of managed funds, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                             The AmSouth Government Income Fund
John Boston, CFA, manages the AmSouth Government Income Fund. Mr. Boston, Senior Vice President of AmSouth Bank, has over 10 years of experience as a fixed-income manager. He holds a bachelor's degree in economics.

We Favored GNMA Securities
For the 12 months ended July 31, 1999, the AmSouth Government Income Fund produced a total return of 2.62% (Classic Shares at NAV). In comparison, the Lehman Brothers Mortgage Index rose 2.78%, while the Lipper U.S. Mortgage Fund Index/1/ gained 1.49%.

The Fund invests solely in debt instruments issued by the U.S. Treasury or backed by an agency of the federal government. This allocation allows the Fund to hold securities of superior quality, which can serve our shareholders well both in times of economic turmoil and relative stability.

We generally favor mortgage-backed securities, principally Ginnie Maes (GNMAs) because they offer significantly higher yields than Treasuries. Ginnie Maes are the highest-quality bonds among mortgage-backed securities and are the only type of mortgage security backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Securities Supported the Portfolio
Interest rates, the primary driver of bond prices (prices generally rise when rates fall, and vice versa) made two large, contrary moves during the period. First, rates declined sharply last autumn--pushed lower by concerns about the global economy, a flight to quality in U.S. government issues, and the Fed's decision to cut short-term rates three times. Then, during the last six months of our reporting period, rates rapidly climbed higher, retracing most if not all of their earlier levels.

During this difficult latter period, the mortgage-backed sector was the best-performing area in the bond market. Our overweighting in this sector benefited our shareholders.

Throughout this volatility, we saw little reason to make dramatic changes to our portfolio. For example, on a year-to-year basis, our allocation to GNMAs changed just one percentage point. The Fund's average maturity did rise a bit during the period, but such an increase is to be expected in a portfolio that holds a preponderance of mortgage securities--which normally extend in maturity as interest rates rise.

As of July 31, 1999, the Fund's average maturity was 7.7 years, and its average credit quality was AAA (government-quality portfolio). Approximately 67% of the Fund was invested in GNMAs; 18% in noncallable, government agency debentures; 11% in U.S. Treasury securities and 4% in cash. This mix reflected only minor shifts from the portfolio's allocation six months earlier.*

We Do Not Expect Rates To Rise
We were a little surprised at the speed at which interest rates rose during the last six months; we had expected a less-volatile environment. The increase in market-set rates (as opposed to rate increases mandated by the Fed) will reinforce the prospects for the economic slowdown that we have been expecting. We think long-term rates in the 6.15% to 6.25% levels are attractive, meaning we do not believe they will go much higher and, in our opinion, they should be lower a year from now.

/1/The Lipper U.S. Mortgage Fund Index is comprised of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.
* The Fund's portfolio composition is subject to change.

                                              The AmSouth Government Income Fund

               [THE AMSOUTH GOVERNMENT INCOME FUND APPEARS HERE]

         AmSouth Government   AmSouth Government   Lehman Brothers  Lipper U.S.
            Income Fund          Income Fund           Mortgage      Mortgage
         (Classic Shares)*     (Premier Shares)         Index       Fund Index
         ------------------   ------------------   ---------------  -----------
10/93           9,600               10,000              10,000         10,000
 7/94           9,572                9,974               9,924          9,833
 7/95          10,378               10,814              10,798         10,432
 7/96          10,888               11,345              11,688         10,945
 7/97          12,000               12,504              12,933         12,057
 1/98          12,581               13,115              13,506         12,573
 7/98          12,900               13,443              13,897         12,797
 7/99          13,248               13,807              14,284         12,988

-----------------------------------------------
Average Annual Total Return
-----------------------------------------------
                                        Since
As of                1        5       Inception
July 31, 1999       Year     Year     (10/1/93)
-----------------------------------------------
Classic*           -1.47%    5.86%      4.94%
-----------------------------------------------
Premier             2.72%    6.72%      5.69%
-----------------------------------------------
* Reflects 4.00% sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund.

The performance of the AmSouth Government Income Fund is measured against the Lehman Brothers Mortgage Index and the Lipper U.S. Mortgage Fund Index. The Lehman Brothers Mortgage Index is an unmanaged index generally representative of the mortgage bond market as whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper U.S. Mortgage Fund Index, an index of managed funds, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                          The AmSouth Bond Fund
Brian Sullivan, CFA, manages the AmSouth Bond Fund. Mr. Sullivan, Senior Vice President of AmSouth Bank, serves as Chairman of the Trust Investment Policy and Strategy Group and is AmSouth Bank's Senior Investment Officer. He has 14 years of fixed-income investment management experience and holds an MBA in finance and a bachelor's degree in economics.

Above-Average Returns, Despite Extreme Volatility
For the 12 months ended July 31, 1999, the AmSouth Bond Fund produced a total return of 2.58% (Classic Shares at NAV). In comparison, the Lehman Brothers Government/Corporate Bond Index rose 2.33%, and the Lipper Corporate A-Rated Debt Fund Index/1/ gained 0.73%.

We were proud of the Fund's performance, which produced a positive return in the face of extraordinary interest-rate volatility. As with most fixed-income portfolios, we profited when rates declined sharply last fall, and we struggled when rates rose just as abruptly in the last six months of the period.

Apart from total return, the Fund's inflation-adjusted yield was enhanced by the fact that inflation remained remarkably tame throughout the period.

Making the Right Calls
In January, it seemed to us that the optimism then prevalent in the bond market was overdone. Rates had fallen so far, so quickly--many rates were near 20-year lows--that a further, significant drop appeared unlikely.
Consequently, we shortened the portfolio's average maturity and duration considerably.

At the same time, and just prior, spreads on corporate bonds had widened. (A "spread" is the additional yield offered by an agency or corporate bond over a U.S. Treasury bond of like maturity.) We decided to swap the interest-rate risk inherent in long-term Treasuries for the credit risk of short-term corporate bonds--without diminishing our yield to maturity. At the same yield, we were, effectively, trading a greater risk for a smaller risk. Therefore, when rates reversed direction and headed back up (driving bond prices lower), our shareholders' capital was protected to some degree.

Since February, we have increased our average maturity and duration. What we have seen in the last six months is that agency paper and mortgage-backed securities have outperformed Treasuries. Spreads have narrowed. Our buying emphasis in recent months has been on improving the quality of the portfolio and pushing our maturity and duration out longer.*

As of July 31, 1999, approximately 46.8% of the portfolio was invested in corporate issues, 35.3% in securities issued by the U.S. Treasury, 12.8% in U.S. government agency paper and the remainder in cash and cash equivalents. The securities within the Fund maintained an average credit quality of AAA, with an average maturity of 7.84 years.*

A Slower Economy Should Help the Fund
We believe the domestic economy will slow in the coming months. Quite honestly, we have been surprised that the economy hasn't slowed much to this point--which makes us even more convinced that the market could lose a little steam from here on out. At this time, there is one dominant engine in the economy: the American consumer. There is a chance that foreign economies will improve and help to maintain our growth rate, but that scenario has not yet materialized and is, therefore, just a hope. A less robust economy should be positive for the fixed-income securities we hold.

/1/The Lipper Corporate A-Rated Debt Fund Index is comprised of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better, or in government issues.
* The Fund's portfolio composition is subject to change.

                                                           The AmSouth Bond Fund

                      [THE AMSOUTH BOND FUND APPEARS HERE]

             AmSouth            AmSouth           AmSouth
            Bond Fund          Bond Fund         Bond Fund
Date       (B Shares)       (Classic Shares)*  (Premier Shares)
----       ----------       -----------------  -----------------
7/89          10,000              9,600            10,000
7/90          10,553             10,131            10,553
7/91          11,393             10,938            11,393
7/92          13,258             12,728            13,258
7/93          14,559             13,979            14,559
7/94          14,591             14,011            14,591
7/95          16,000             15,363            16,000
7/96          16,699             16,035            16,699
7/97          18,447             17,714            18,448
7/98          19,682             19,034            19,840
7/99          19,995             19,524            20,374

             Lehman Brothers   Lipper Corporation
                Govt./Corp.       A-Rated Debt
Date            Bond Index        Fund Index
----         ---------------   ------------------
7/89              10,000            10,000
7/90              10,623            10,515
7/91              11,712            11,556
7/92              13,543            13,468
7/93              15,037            15,004
7/94              15,019            14,815
7/95              16,539            16,302
7/96              17,417            17,138
7/97              19,296            19,106
7/98              20,853            20,501
7/99              21,338            20,652

For performance purposes the above graph has not been adjusted for CDSC charges.

----------------------------------------------
Average Annual Total Return
----------------------------------------------
As of                  1         5        10
July 31, 1999         Year      Year     Year
----------------------------------------------
Classic*            -1.52%     6.00%    6.92%
----------------------------------------------
Premier              2.68%     6.90%    7.38%
----------------------------------------------
B Shares**          -3.22%     6.19%    7.17%
----------------------------------------------
*  Reflects 4.00% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. The performance of Classic Shares does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Bond Fund is measured against the Lehman Brothers Government/Corporate Bond Index, an unmanaged broad-based index representative of the total return of long-term government and corporate bond, and the Lipper Corporate A-Rated Debt Fund Index. The Lehman Brothers Government/Corporate Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Corporate A-Rated Debt Fund Index, an index of managed funds, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                               The AmSouth Municipal Bond Fund+
Dorothy Thomas, who has 16 years of experience as an investment portfolio manager for municipal bond accounts, personal trusts and endowments, manages the AmSouth Municipal Bond Fund. Ms. Thomas, Senior Vice President of AmSouth Bank, holds an MBA and a bachelor's degree in economics.

Suitable Performance In a Challenging Environment
For the 12 months ended July 31, 1999, the Fund produced a total return of 2.31% (Classic Shares at NAV). In comparison, the Merrill Lynch 3-7-Year Municipal Bond Index rose 3.83%, while the Lipper Intermediate Municipal Debt Index/1/ gained 2.44%.

Roughly speaking, the first half of the period was very positive for fixed-income securities, including municipal bond funds, while the second half was unusually difficult. The Fund's performance followed suit in both instances.

Preserving Total Returns
Last summer, investors began to become very concerned about economic conditions in Asia and elsewhere. As a result, money flooded into the U.S. Treasury market. This flight to quality caused U.S. interest rates to plummet and bond prices to rise sharply (rates and prices move in opposite directions). At nearly the same time, the Fed cut short-term rates three times, in part to ensure that there would be plenty of liquidity in the financial markets. Together, these actions kept interest rates very low through the end of 1998.

However, as the new year began, these trends started to reverse completely, and interest rates climbed sharply--pushing bond prices markedly lower. Fortunately for our shareholders, municipal bonds held their value more than comparable Treasury or corporate debt. In the last six months of the period, 10-year Treasury bond yields climbed 125 basis points (1.25%), while 10-year corporate bond yields surged 140 basis points (1.40%)--both substantial moves. But 10-year AA municipal bond yields rose just 60 basis points (0.60%), thereby preserving a greater measure of total return.*

We Continued To Focus On Alabama Issues
Because so many of our investors are Alabama residents, we kept 55% to 60% of the portfolio invested in municipal debt issued in this state (56.5% as of July 31, 1999). This strategy helped boost the tax-equivalent yield for Alabama shareholders.*

The Alabama muni market did not produce an abundance of supply during the period. In fact, issuance in the national municipal market is lower this year than last year, especially in the last six months, with rising interest rates making it more expensive for government entities to borrow money. Based on the amount of quality debt available in Alabama, we have kept our allocation to Alabama paper as high as we can. If additional, high-quality debt is put on the market at a reasonable price, we will buy it.

As of July 31, 1999, the securities within the Fund maintained an average credit quality of AA, with an average maturity of 5.96 years.

Economic Growth Could Slow, One Way Or Another
We are starting to see some signs of a possible economic slowdown in the United States. If that comes about, it would be good for the bond market. And if the economy does not slow down by itself, the Fed is likely to step in and raise rates in order to make it decelerate. Rates have gone up in recent months, as we noted, and in response, we have lengthened the portfolio's average maturity modestly.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
/1/The Lipper Intermediate Municipal Debt Fund Index is comprised of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.
* The Fund's portfolio composition is subject to change.

                                                The AmSouth Municipal Bond Fund+

[GRAPH APPEARS HERE]

            AmSouth                  Merrill Lynch    Lipper        AmSouth
           Municipal      AmSouth       3-7-Year   Intermediate    Municipal
           Bond Fund     Municipal     Municipal     Municipal     Bond Fund
Date   (Classic Shares)* (B Shares)** Bond Index    Debt Index  (Premier Shares)
------  --------------   ----------  ------------- ------------ ----------------
7/1/97        9,500       10,000        10,000       10,000         10,000
7/98         10,199       10,624        10,480       10,460         10,643
7/99         10,434       10,525        10,881       10,715         10,889

-------------------------------------------------------
Average Annual Total Return
-------------------------------------------------------
                                                Since
As of                           1             Inception
July 31, 1999                  Year            (7/1/97)
-------------------------------------------------------
Classic*                      -1.77%            2.04%
-------------------------------------------------------
Premier                        2.30%            4.17%
-------------------------------------------------------
B Shares**                    -3.02%            2.48%
-------------------------------------------------------
 * Reflects 4.00% sales charge.
** Reflects applicable contingent deferred sales charge

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on February 3, 1999, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. The performance of Classic Shares does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Municipal Bond Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index, an unmanaged index that is generally representative of municipal bonds with intermediate maturities. The Fund's performance is also measured against the Lipper Intermediate Municipal Debt Fund Index. The Merrill Lynch 3-7-Year Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Intermediate Municipal Debt Fund Index, an index of managed funds, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                          The AmSouth Florida Tax-Free Fund+,++
Steve L. Cass, Assistant Vice President of AmSouth Bank, manages the AmSouth Florida Tax-Free Fund. Mr. Cass has five years of experience as an investment portfolio manager and holds a bachelor's degree in economics.

Relative Stability In a Swirl Of Volatility
For the 12 months ended July 31, 1999, the AmSouth Florida Tax-Free Fund produced a total return of 2.06% (Classic Shares at NAV). In comparison, the Merrill Lynch 3-7-Year Municipal Bond Index rose 3.83%.

Throughout the period, the Fund offered shareholders some measure of protection from the excessive volatility present in both the stock market and the long-term taxable bond market. Along with greater stability, we provided our investors with current income that was exempt from federal income tax and Florida intangible taxes--which is one of our primary objectives.

We Took Action To Enhance Returns
During the first months of the period, the Federal Reserve Board (the Fed) lowered short-term interest rates three times. While this action had only a moderate effect on the Fund--municipal bonds have less interest-rate sensitivity than, say, U.S. Treasuries--the constructive environment certainly provided a welcome boost to our performance. In the second half of the period, however, interest rates abruptly changed direction and headed back higher, effectively wiping out all of the gains that we and many other bond funds had accrued earlier.

A factor that helped was a steady stream of new Florida bonds (at least during the first half of the period), which further tempered volatility. Even when supply became more scarce in the last few months of the period, the Fund benefited from already holding a portfolio of bonds that were in increasingly greater demand.

Because a majority of our shareholders are residents of Florida, we also took steps to hold as high a proportion of in-state securities as possible; this enables Florida residents to reduce their exposure to the state's intangible tax. At the end of the period, 97.3% of the portfolio was invested in securities issued in the state of Florida, with the remainder in cash and cash equivalents.

In addition, we were successful in keeping our turnover and trading costs at modest levels. With a fixed-income fund such as ours, lower expenses can translate into higher net returns for shareholders. It is our intent to find the best bonds we can and hold them to maturity whenever possible.

Lower Rates Possible By the End Of the Year
Looking forward, we believe the Fed quite possibly will raise rates at least once more in the near future. However, as we get closer to the end of 1999 and the economy begins to slow, rates should come back down. We remain committed to maintaining a high-quality portfolio, concentrating on general obligation bonds along with securities issued by water and sewer entities. The market is not paying a sufficient premium for taking on additional risk, so we are not pursuing lower-quality issues.

As of July 31, 1999, the securities within the Fund maintained an average credit quality of AA1, with an average maturity of 5.83 years.

 + The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
++ Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

                                           The AmSouth Florida Tax-Free Fund+,++

                [THE AMSOUTH FLORIDA TAX-FREE FUND APPEARS HERE]

          AmSouth Florida   AmSouth Florida      Merrill Lynch     AmSouth Florida
           Tax Free Fund     Tax Free Fund    3-7-Year Municipal    Tax Free Fund
         (Classic Shares)*  (Premier Shares)      Bond Index         (B Shares)**
         -----------------  ----------------  ------------------  -----------------
9/1/94          9,600            10,000             10,000             10,000
  7/95         10,224            10,653             10,670             10,152
  7/96         10,658            11,105             11,147             10,702
  7/97         11,392            11,870             11,943             11,567
  7/98         11,896            12,420             12,516             12,096
  7/99         12,142            12,688             12,995             12,410

---------------------------------------------------
Average Annual Total Return
---------------------------------------------------
                                           Since
As of                        1           Inception
July 31, 1999               Year         (9/30/94)
---------------------------------------------------
Classic Shares*           -2.06%             4.10%
---------------------------------------------------
Premier Shares             2.16%             5.05%
---------------------------------------------------
B Shares**                -3.15%             4.57%
---------------------------------------------------
*  Reflects 4.00% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund.

Performance for the Class B Shares, which commenced operations on February 3, 1999, is based on the historical performance of the Classic Shares (without sales charge) prior to that date. The performance of Classic Shares does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Florida Tax-Free Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index, an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                 The AmSouth Money Market Funds
The AmSouth Money Market Funds are managed by John Boston, CFA, Senior Vice President of AmSouth Bank. Mr. Boston has more than 10 years of experience as a fixed-income manager. He holds a bachelor's degree in economics.

Interest Rates Fall, Then Rise Sharply
During the first six months of the period, the Fed lowered the fed funds rate--the benchmark rate banks charge one another for overnight loans--three times. Remarkably, rates then reversed direction and began a steady climb over the last six months of the period. This was due to many factors, including the perception that the Fed would begin raising rates again--in effect, "taking back" the earlier rate cuts. By the time the Fed did take action, raising short-term rates by 25 basis points (0.25%) on June 30, the market had already pushed rates significantly higher on its own.

The yields we generate in the money market funds depend, largely, on Fed policy. Consequently, our yields fell and rose in response to the Fed's actions. Throughout the period, inflation remained at very low levels, providing shareholders with "real returns" (total returns minus inflation) that were attractive on a historical basis.

 . As of July 31, 1999, the Prime Obligations Fund's average maturity was 66 days, compared to 54 days on January 31, 1999, and 63 days on July 31, 1998.*

 . As of July 31, 1999, the U.S. Treasury Fund's average maturity was 47 days, compared to 50 days on January 31, 1999, and 48 days on July 31, 1998.*

 . As of July 31, 1999, the Tax-Exempt Fund's+ average maturity was 53 days, compared to 54 days on January 31, 1999, and 81 days on July 31, 1998.*

 . As of July 31, 1999, the Institutional Prime Obligations Fund's average maturity was 48 days, compared to 23 days on January 31, 1999.*

Investments in the Prime Obligations, the U.S. Treasury, the Tax-Exempt and the Institutional Prime Obligations Money Market Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Although money market funds may produce higher returns than insured deposit products, the net asset value may be sensitive to interest rate movement.

The total return set forth may reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
* The composition of the Fund's holdings is subject to change.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                              Report of Independent Accountants
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
 Trustees AmSouth Mutual
 Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AmSouth Equity Income Fund, AmSouth Equity Fund, AmSouth Enhanced Market Fund, AmSouth Capital Growth Fund, AmSouth Select Equity Fund, AmSouth Regional Equity Fund, AmSouth Small Cap Fund, AmSouth Balanced Fund, AmSouth Limited Maturity Fund, AmSouth Government Income Fund, AmSouth Bond Fund, AmSouth Municipal Bond Fund, AmSouth Florida Tax-Free Fund, AmSouth U.S. Treasury Fund, AmSouth Prime Obligations Fund, AmSouth Institutional Prime Obligations Fund and AmSouth Tax-Exempt Fund (separate portfolios constituting AmSouth Mutual Funds, hereafter referred to as the "Funds") at July 31, 1999, the results of each of their operations for the period then ended, the changes in each of their net assets for the periods presented, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Columbus, Ohio
September 21, 1999

AMSOUTH MUTUAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 1999
                (Amounts in thousands, except per share amounts)

                                        Equity               Enhanced  Capital
                                        Income     Equity     Market   Growth
                                         Fund       Fund       Fund     Fund
                                        -------  ----------  --------  -------
ASSETS:
Investments, at value (Cost $36,192,
 $711,667, $31,089 and $34,335,
 respectively)........................  $40,285  $1,043,170  $33,651   $38,274
Cash..................................       --          --       --     1,708
Interest and dividends receivable.....       75       1,652       66        16
Receivable for capital shares issued..       10          61      155        21
Receivable from brokers for
 investments sold.....................    1,037       2,830    1,000        --
Prepaid expenses and other assets.....        5          45        6         4
                                        -------  ----------  -------   -------
   Total Assets.......................   41,412   1,047,758   34,878    40,023
                                        -------  ----------  -------   -------
LIABILITIES:
Payable for capital shares redeemed...       19         334       37         1
Payable to brokers for investments
 purchased............................    1,007       3,110       --       433
Net payable for variation margin on
 futures contracts....................       --          --       41        --
Accrued expenses and other payables:
 Investment advisory fees.............       15         379        7        14
 Administration fees..................        1          23       --        --
 Distribution fees....................       12          27        8        10
 Accounting fees......................       --           3        2        --
 Transfer agent fees..................        2          28        2         1
 Custodian fees.......................       --          12       --        --
 Other................................        3          48       11         6
                                        -------  ----------  -------   -------
   Total Liabilities..................    1,059       3,964      108       465
                                        -------  ----------  -------   -------
NET ASSETS:
Capital...............................   33,870     577,771   30,785    34,119
Undistibuted (distributions in excess
 of) net investment income............        6         478        2        --
Net unrealized appreciation
 (depreciation) on investments and
 futures..............................    4,093     331,503    2,432     3,939
Undistributed net realized gains
 (losses) from investment
 transactions.........................    2,384     134,042    1,551     1,500
                                        -------  ----------  -------   -------
   Net Assets.........................  $40,353  $1,043,794  $34,770   $39,558
                                        =======  ==========  =======   =======
Net Assets
 Classic Shares.......................  $21,526  $   70,740  $14,365   $14,040
 Premier Shares.......................   10,908     960,660   14,273    18,055
 B Shares.............................    7,919      12,394    6,132     7,463
                                        -------  ----------  -------   -------
   Total..............................  $40,353  $1,043,794  $34,770   $39,558
                                        =======  ==========  =======   =======
Outstanding units of beneficial
 interest (shares)
 Classic Shares.......................    1,643       2,801    1,036     1,000
 Premier Shares.......................      832      38,024    1,030     1,279
 B Shares.............................      607         493      443       539
                                        -------  ----------  -------   -------
   Total..............................    3,082      41,318    2,509     2,818
                                        =======  ==========  =======   =======
Net asset value
 Classic Shares--redemption price per
  share...............................  $ 13.10  $    25.25  $ 13.86   $ 14.04
                                        =======  ==========  =======   =======
 Premier Shares--offering and
  redemption price per share..........  $ 13.10  $    25.27  $ 13.86   $ 14.11
                                        =======  ==========  =======   =======
 B Shares*--offering price per share..  $ 13.05  $    25.14  $ 13.82   $ 13.85
                                        =======  ==========  =======   =======
Maximum Sales Charge (Classic Shares).     4.50%       4.50%    4.50%     4.50%
                                        -------  ----------  -------   -------
Maximum Offering Price (100%/(100%-
 Maximum Sales Charge) of net asset
 value adjusted to the nearest cent)
 per share (Classic Shares)...........  $ 13.72  $    26.44  $ 14.51   $ 14.70
                                        =======  ==========  =======   =======

--------
* Redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 1999
                (Amounts in thousands, except per share amounts)

                                         Select   Regional
                                         Equity    Equity   Small Cap Balanced
                                          Fund      Fund      Fund      Fund
                                         -------  --------  --------- --------
ASSETS:
Investments, at value (Cost $21,102,
 $69,670, $21,396 and $314,068,
 respectively).........................  $22,483  $82,223    $24,019  $369,272
Interest and dividends receivable......        9      107          2     3,556
Receivable for capital shares issued...       18       --         12       296
Receivable from brokers for investments
 sold..................................      117       --      1,343        --
Prepaid expenses and other assets......        5        9          6        16
                                         -------  -------    -------  --------
   Total Assets........................   22,632   82,339     25,382   373,140
                                         -------  -------    -------  --------
LIABILITIES:
Payable for capital shares redeemed....       --       32         --       266
Payable to brokers for investments
 purchased.............................       --       --      1,584       310
Accrued expenses and other payables:
 Investment advisory fees..............        8       30         12       134
 Administration fees...................       --        2         --         8
 Distribution fees.....................        4        6          1        18
 Accounting fees.......................       --       --         --         2
 Transfer agent fees...................        1        4          1        10
 Custodian fees........................       --        1         --         4
 Other.................................        8        3          5        18
                                         -------  -------    -------  --------
   Total Liabilities...................       21       78      1,603       770
                                         -------  -------    -------  --------
NET ASSETS:
Capital................................   20,644   52,949     23,927   275,601
Undistibuted (distributions in excess
 of) net investment income.............       --       13         (1)      577
Net unrealized appreciation
 (depreciation) on investments.........    1,381   12,553      2,623    55,204
Undistributed net realized gains
 (losses) from investment transactions.      586   16,746     (2,770)   40,988
                                         -------  -------    -------  --------
   Net Assets..........................  $22,611  $82,261    $23,779  $372,370
                                         =======  =======    =======  ========
Net Assets
Classic Shares.........................  $10,258  $20,911    $ 1,073  $ 43,223
Premier Shares.........................   10,420   60,385     21,777   319,016
B Shares...............................    1,933      965        929    10,131
                                         -------  -------    -------  --------
   Total...............................  $22,611  $82,261    $23,779  $372,370
                                         =======  =======    =======  ========
Outstanding units of beneficial
 interest (shares)
 Classic Shares........................      863      913        128     2,895
 Premier Shares........................      877    2,631      2,581    21,368
 B Shares..............................      163       43        112       680
                                         -------  -------    -------  --------
   Total...............................    1,903    3,587      2,821    24,943
                                         =======  =======    =======  ========
Net asset value
 Classic Shares--redemption price per
  share................................  $ 11.88  $ 22.90    $  8.40  $  14.93
                                         =======  =======    =======  ========
 Premier Shares--offering and
  redemption price per share...........  $ 11.89  $ 22.95    $  8.44  $  14.93
                                         =======  =======    =======  ========
 B Shares*--offering price per share...  $ 11.83  $ 22.68    $  8.31  $  14.90
                                         =======  =======    =======  ========
Maximum Sales Charge (Classic Shares)..     4.50%    4.50%      4.50%     4.50%
                                         -------  -------    -------  --------
Maximum Offering Price (100%/(100%-
 Maximum Sales Charge) of net asset
 value adjusted to the nearest cent)
 per share (Classic Shares)............  $ 12.44  $ 23.98    $  8.80  $  15.63
                                         =======  =======    =======  ========

--------
* Redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 1999
                (Amounts in thousands, except per share amounts)

                               Limited   Government           Municipal  Florida
                               Maturity    Income     Bond      Bond     Tax-Free
                                 Fund       Fund      Fund      Fund       Fund
                               --------  ---------- --------  ---------  --------
ASSETS:
Investments, at value (Cost
 $112,420, $8,566, $385,361,
 $321,757 and $75,561,
 respectively)...............  $111,905    $8,521   $383,287  $323,878   $75,486
Interest and dividends
 receivable..................     1,999        78      6,731     4,967       844
Receivable for capital shares
 issued......................        --         1         --        --        --
Prepaid expenses and other
 assets......................         5         1         15        13         4
                               --------    ------   --------  --------   -------
   Total Assets..............   113,909     8,601    390,033   328,858    76,334
                               --------    ------   --------  --------   -------
LIABILITIES:
Payable for capital shares
 redeemed....................         2         8         83        --        --
Payable to brokers for
 investments purchased.......        --        --         --     4,754        --
Accrued expenses and other
 payables:
 Investment advisory fees....        25         1         86        57        10
 Administration fees.........         1        --          5         4         1
 Distribution fees...........         2        --          3        --         1
 Accounting fees.............         1         1          2         2         1
 Transfer agent fees.........         3        --          9         8         2
 Custodian fees..............         1        --          4         3         1
 Other.......................         5         5         24        27         6
                               --------    ------   --------  --------   -------
   Total Liabilities.........        40        15        216     4,855        22
                               --------    ------   --------  --------   -------
NET ASSETS:
Capital......................   115,003     8,967    389,653   319,649    76,062
Undistibuted (distributions
 in excess of) net investment
 income......................       483        --      1,421       599       130
Net unrealized appreciation
 (depreciation) on
 investments.................      (515)      (45)    (2,074)    2,121       (75)
Undistributed net realized
 gains (losses) from
 investment transactions.....    (1,102)     (336)       817     1,634       195
                               --------    ------   --------  --------   -------
   Net Assets................  $113,869    $8,586   $389,817  $324,003   $76,312
                               ========    ======   ========  ========   =======
Net Assets
 Classic Shares..............  $  2,716    $5,436   $  7,070  $  2,694   $12,195
 Premier Shares..............   109,554     3,150    380,226   321,293    63,548
 B Shares....................     1,599        --      2,521        16       569
                               --------    ------   --------  --------   -------
   Total.....................  $113,869    $8,586   $389,817  $324,003   $76,312
                               ========    ======   ========  ========   =======
Outstanding units of
 beneficial interest (shares)
 Classic Shares..............       264       565        665       273     1,194
 Premier Shares..............    10,647       328     35,778    32,557     6,218
 B Shares....................       156        --        238         2        56
                               --------    ------   --------  --------   -------
   Total.....................    11,067       893     36,681    32,832     7,468
                               ========    ======   ========  ========   =======
Net asset value
 Classic Shares--redemption
  price per share............  $  10.29    $ 9.62   $  10.63  $   9.87   $ 10.22
                               ========    ======   ========  ========   =======
 Premier Shares--offering
  and redemption price per
  share......................  $  10.29    $ 9.62   $  10.63  $   9.87   $ 10.22
                               ========    ======   ========  ========   =======
 B Shares*--offering price
  per share..................  $  10.27    $   --   $  10.60  $   9.87   $ 10.20
                               ========    ======   ========  ========   =======
Maximum Sales Charge (Classic
 Shares).....................      4.00%     4.00%      4.00%     4.00%     4.00%
                               --------    ------   --------  --------   -------
Maximum Offering Price
 (100%/(100%-Maximum Sales
 Charge) of net asset value
 adjusted to the nearest
 cent) per share (Classic
 Shares).....................  $  10.72    $10.02   $  11.07  $  10.28   $ 10.65
                               ========    ======   ========  ========   =======

--------
* Redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 1999
                (Amounts in thousands, except per share amounts)

                                                         Institutional
                                      U.S.      Prime        Prime      Tax-
                                    Treasury Obligations  Obligations  Exempt
                                      Fund      Fund         Fund       Fund
                                    -------- ----------- ------------- -------
ASSETS:
Investments, at amortized cost..... $200,790  $582,351     $ 79,299    $96,133
Repurchase agreements, at cost.....  113,208    92,189       30,200         --
                                    --------  --------     --------    -------
   Total investments...............  313,998   674,540      109,499     96,133
Interest and dividends receivable..    2,446     1,515            9        817
Receivable from brokers for
 investments sold..................   10,000        --           --         --
Prepaid expenses and other assets..       17        33            5          6
                                    --------  --------     --------    -------
   Total Assets....................  326,461   676,088      109,513     96,956
                                    --------  --------     --------    -------
LIABILITIES:
Dividends payable..................    1,081     2,540          426        202
Accrued expenses and other
 payables:
 Investment advisory fees..........      107       233            6         16
 Administration fees...............        7        15           --          2
 Distribution fees.................       --        12           11          2
 Accounting fees...................        1         2            1          1
 Transfer agent fees...............        7        16            3          1
 Custodian fees....................        5         7            1          1
 Other.............................       16        62           32          7
                                    --------  --------     --------    -------
   Total Liabilities...............    1,224     2,887          480        232
                                    --------  --------     --------    -------
NET ASSETS:
Capital............................  325,229   673,208      109,028     96,725
Undistributed (distributions in
 excess of) net investment income..        7        --            5         --
Undistributed net realized gains
 (losses) from investment
 transactions......................        1        (7)          --         (1)
                                    --------  --------     --------    -------
   Net Assets...................... $325,237  $673,201     $109,033    $96,724
                                    ========  ========     ========    =======
Net Assets
 Classic Shares (a)................ $  4,390  $136,078     $ 69,458    $22,844
 Premier Shares (b)................  320,847   536,899       26,000     73,880
 B Shares (c)......................       --       224       13,575         --
                                    --------  --------     --------    -------
   Total........................... $325,237  $673,201     $109,033    $96,724
                                    ========  ========     ========    =======
Outstanding units of beneficial
 interest (shares)
 Classic Shares (a)................    4,390   136,085       69,458     22,845
 Premier Shares (b)................  320,838   536,913       26,000     73,880
 B Shares (c)......................       --       224       13,575         --
                                    --------  --------     --------    -------
   Total...........................  325,228   673,222      109,033     96,725
                                    ========  ========     ========    =======
Net asset value--offering and
 redemption price per share
 Classic Shares (a)................ $   1.00  $   1.00     $   1.00    $  1.00
                                    ========  ========     ========    =======
 Premier Shares (b)................ $   1.00  $   1.00     $   1.00    $  1.00
                                    ========  ========     ========    =======
 B Shares (c)*..................... $     --  $   1.00     $   1.00    $    --
                                    ========  ========     ========    =======

--------
(a) Class I shares for the Institutional Prime Obligations Fund.
(b) Class II shares for the Institutional Prime Obligations Fund.
(c) Class III shares for the Institutional Prime Obligations Fund.
 * Redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 1999
                             (Amounts in thousands)

                                              Equity            Enhanced Capital
                                              Income   Equity    Market  Growth
                                               Fund     Fund    Fund (a)  Fund
                                              ------  --------  -------- -------
Investment Income:
Interest income.............................  $  274  $    918   $   33  $   --
Dividend income.............................     853    21,407      257     184
                                              ------  --------   ------  ------
  Total Income..............................   1,127    22,325      290     184
                                              ------  --------   ------  ------
Expenses:
Investment advisory fees....................     325     8,292       78     207
Administration fees.........................      81     2,073       35      52
Shareholder servicing fees (Classic Shares).      59       179       27      28
12b-1 fees (B Shares).......................      78       102       20      52
Accounting fees.............................      54       335       59      54
Transfer agent fees.........................      47       261       31      40
Custodian fees..............................       2        63        1       1
Trustee fees and expenses...................       1        23       --      --
Other.......................................      29       229       20      31
                                              ------  --------   ------  ------
  Total Expenses............................     676    11,557      271     465
Expenses voluntarily reduced................     (68)      (50)    (107)   (132)
                                              ------  --------   ------  ------
  Net Expenses..............................     608    11,507      164     333
                                              ------  --------   ------  ------
Net Investment Income (Loss)................     519    10,818      126    (149)
                                              ------  --------   ------  ------
Realized/Unrealized Gains (Losses) From
 Investments:
Net realized gains (losses) from investment
 transactions...............................   2,385   136,676    1,583   1,650
Net change in unrealized appreciation
 (depreciation) from investments............   2,356       419    2,432   2,629
                                              ------  --------   ------  ------
Net realized/unrealized gains (losses) from
 investments................................   4,741   137,095    4,015   4,279
                                              ------  --------   ------  ------
Change in net assets resulting from
 operations.................................  $5,260  $147,913   $4,141  $4,130
                                              ======  ========   ======  ======

--------
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 1999
                             (Amounts in thousands)

                                           Select  Regional   Small
                                           Equity   Equity     Cap    Balanced
                                          Fund (a)   Fund     Fund      Fund
                                          -------- --------  -------  --------
Investment Income:
Interest income..........................  $    2  $     --  $    37  $ 10,620
Dividend income..........................     255     1,877       24     4,660
                                           ------  --------  -------  --------
  Total Income...........................     257     1,877       61    15,280
                                           ------  --------  -------  --------
Expenses:
Investment advisory fees.................     130       856      127     3,046
Administration fees......................      33       214       21       762
Shareholder servicing fees (Classic
 Shares).................................      28        76        3       113
12b-1 fees (B Shares)....................       8        15        9        79
Accounting fees..........................      45        55       54       145
Transfer agent fees......................      30        64       33       115
Custodian fees...........................       1         7        1        23
Trustee fees and expenses................      --         3       --         8
Other....................................      16        58       17        92
                                           ------  --------  -------  --------
  Total Expenses.........................     291     1,348      265     4,383
Expenses voluntarily reduced or
 reimbursed..............................    (106)      (50)    (105)      (50)
                                           ------  --------  -------  --------
  Net Expenses...........................     185     1,298      160     4,333
                                           ------  --------  -------  --------
Net Investment Income (Loss).............      72       579      (99)   10,947
                                           ------  --------  -------  --------
Realized/Unrealized Gains (Losses) From
 Investments:
Net realized gains (losses) from
 investment transactions.................     612    16,745   (2,191)   43,490
Net change in unrealized appreciation
 (depreciation) from investments.........   1,381   (30,363)   2,703   (19,188)
                                           ------  --------  -------  --------
Net realized/unrealized gains (losses)
 from investments........................   1,993   (13,618)     512    24,302
                                           ------  --------  -------  --------
Change in net assets resulting from
 operations..............................  $2,065  $(13,039) $   413  $ 35,249
                                           ======  ========  =======  ========

--------
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 1999
                             (Amounts in thousands)

                                Limited   Government           Municipal Florida
                                Maturity    Income     Bond      Bond    Tax-Free
                                  Fund       Fund      Fund      Fund      Fund
                                --------  ---------- --------  --------- --------
Investment Income:
Interest income...............  $ 7,037     $ 566    $ 22,088   $15,208  $ 3,208
Dividend income...............       95        11         292       193       49
                                -------     -----    --------   -------  -------
  Total Income................    7,132       577      22,380    15,401    3,257
                                -------     -----    --------   -------  -------
Expenses:
Investment advisory fees......      735        62       2,319     2,121      461
Administration fees...........      226        19         714       653      142
Shareholder servicing fees
 (Classic Shares).............        8        17          18         6       25
12b-1 fees (B Shares).........        4        --          17        --        1
Accounting fees...............       57        47         140       129       63
Transfer agent fees...........       48        23          99        90       38
Custodian fees................        7         1          21        20        4
Trustee fees and expenses.....        3        --           8         6        1
Other.........................       28         5          89        83       15
                                -------     -----    --------   -------  -------
  Total Expenses..............    1,116       174       3,425     3,108      750
Expenses voluntarily reduced..     (305)     (110)       (881)   (1,121)    (390)
                                -------     -----    --------   -------  -------
  Net Expenses................      811        64       2,544     1,987      360
                                -------     -----    --------   -------  -------
Net Investment Income (Loss)..    6,321       513      19,836    13,414    2,897
                                -------     -----    --------   -------  -------
Realized/Unrealized Gains
 (Losses) From Investments:
Net realized gains (losses)
 from investment transactions.      464        51       3,588     2,189      376
Net change in unrealized
 appreciation (depreciation)
 from investments.............   (2,240)     (283)    (15,033)   (7,994)  (2,004)
                                -------     -----    --------   -------  -------
Net realized/unrealized gains
 (losses) from investments....   (1,776)     (232)    (11,445)   (5,805)  (1,628)
                                -------     -----    --------   -------  -------
Change in net assets resulting
 from operations..............  $ 4,545     $ 281    $  8,391   $ 7,609  $ 1,269
                                =======     =====    ========   =======  =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 1999
                             (Amounts in thousands)

                                                           Institutional
                                       U.S.       Prime        Prime      Tax-
                                     Treasury  Obligations  Obligations  Exempt
                                       Fund       Fund       Fund (a)     Fund
                                     --------  ----------- ------------- ------
Investment Income:
Interest income..................... $15,108     $35,908      $4,854     $2,906
Dividend income.....................      --          --         136        165
                                     -------     -------      ------     ------
  Total Income......................  15,108      35,908       4,990      3,071
                                     -------     -------      ------     ------
Expenses:
Investment advisory fees............   1,262       2,765         198        383
Administration fees.................     631       1,383          99        192
Shareholder servicing fees (Classic
 Shares)............................      16         336          17         63
12b-1 fees (B Shares)...............      --           1          15         --
Accounting fees.....................     107         230          41         53
Transfer agent fees.................      90         171          39         39
Custodian fees......................      21          41           6          6
Trustee fees and expenses...........       6          15           2          2
Registration and filing fees........       6          31          24          6
Other...............................      76         138          38         16
                                     -------     -------      ------     ------
  Total Expenses....................   2,215       5,111         479        760
Expenses voluntarily reduced........     (40)       (252)       (225)      (271)
                                     -------     -------      ------     ------
  Net Expenses......................   2,175       4,859         254        489
                                     -------     -------      ------     ------
Net Investment Income (Loss)........  12,933      31,049       4,736      2,582
                                     -------     -------      ------     ------
Realized/Unrealized Gains (Losses)
 From Investments:
Net realized gains (losses) from
 investment transactions............      --           2          --          1
                                     -------     -------      ------     ------
Net realized/unrealized gains
 (losses) from investments..........      --           2          --          1
                                     -------     -------      ------     ------
Change in net assets resulting from
 operations......................... $12,933     $31,051      $4,736     $2,583
                                     =======     =======      ======     ======

--------
(a) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                            Equity Income               Equity              Enhanced Market  Capital Growth
                                Fund                     Fund                    Fund             Fund
                          ------------------     ----------------------     --------------- ------------------
                            Year      Year          Year        Year            Period        Year     Period
                           Ended     Ended         Ended       Ended             Ended       Ended     Ended
                          July 31,  July 31,      July 31,    July 31,         July 31,     July 31,  July 31,
                            1999      1998          1999        1998           1999 (b)       1999    1998 (a)
                          --------  --------     ----------  ----------     --------------- --------  --------
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................  $    519  $   670      $   10,818  $   12,002         $   126     $  (149)  $   (39)
 Net realized gains
  (losses) from
  investment
  transactions..........     2,385    1,649         136,676     124,775           1,583       1,650       177
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments and
  futures...............     2,356     (405)            419     (21,447)          2,432       2,629     1,310
                          --------  -------      ----------  ----------         -------     -------   -------
Change in net assets
 resulting from
 operations.............     5,260    1,914         147,913     115,330           4,141       4,130     1,448
                          --------  -------      ----------  ----------         -------     -------   -------
Distributions to Classic
 Shareholders:
 From net investment
  income................      (314)    (500)           (565)     (1,668)            (79)         --        --
 In excess of net
  investment income.....        --       (2)             --          (1)             --          --        --
 From net realized gains
  from investment
  transactions..........      (525)    (763)         (7,000)     (3,043)            (30)        (69)       --
Distributions to Premier
 Shareholders:
 From net investment
  income................      (144)    (132)(c)      (9,737)    (10,624)(c)         (41)(e)      --        --
 In excess of net
  investment income.....        --       -- (c)          --         (13)(c)          -- (e)      --        --
 From net realized gains
  from investment
  transactions..........      (184)    (189)(c)     (94,909)    (47,629)(c)          -- (e)     (40)       --
Distributions to Class B
 Shareholders:
 From net investment
  income................       (56)     (53)(d)         (24)        (18)(d)          (4)(f)      --        --
 From net realized gains
  from investment
  transactions..........      (167)     (67)(d)        (935)        (85)(d)          (2)(f)     (31)       --
                          --------  -------      ----------  ----------         -------     -------   -------
 Change in net assets
  resulting from
  shareholder
  distributions.........    (1,390)  (1,706)       (113,170)    (63,081)           (156)       (140)       --
                          --------  -------      ----------  ----------         -------     -------   -------
Capital Transactions:
 Proceeds from shares
  issued................     9,218   25,509         199,148     190,614          40,225      27,139    15,506
 Dividends reinvested...     1,155    1,376          25,287      15,125             140         100        --
 Cost of shares
  redeemed..............   (16,396)  (6,860)       (244,053)   (204,304)         (9,580)     (7,692)     (933)
                          --------  -------      ----------  ----------         -------     -------   -------
Change in net assets
 from capital
 transactions...........    (6,023)  20,025         (19,618)      1,435          30,785      19,547    14,573
                          --------  -------      ----------  ----------         -------     -------   -------
Change in net assets....    (2,153)  20,233          15,125      53,684          34,770      23,537    16,021
Net Assets:
 Beginning of period....    42,506   22,273       1,028,669     974,985              --      16,021        --
                          --------  -------      ----------  ----------         -------     -------   -------
 End of period..........  $ 40,353  $42,506      $1,043,794  $1,028,669         $34,770     $39,558   $16,021
                          ========  =======      ==========  ==========         =======     =======   =======
Share Transactions:
 Issued.................       755    2,121           8,339       8,021           3,204       2,033     1,467
 Reinvested.............        98      118           1,125         664              10           8        --
 Redeemed...............    (1,347)    (563)        (10,006)     (8,575)           (705)       (603)      (87)
                          --------  -------      ----------  ----------         -------     -------   -------
Change in shares........      (494)   1,676            (542)        110           2,509       1,438     1,380
                          ========  =======      ==========  ==========         =======     =======   =======

--------
(a) For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(b) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(d) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(e) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(f) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                          Select Equity   Regional Equity           Small Cap              Balanced
                              Fund             Fund                   Fund                   Fund
                          -------------  ------------------     ------------------    -------------------
                             Period        Year      Year         Year     Period       Year      Year
                              Ended       Ended     Ended        Ended     Ended       Ended      Ended
                            July 31,     July 31,  July 31,     July 31,  July 31,    July 31,  July 31,
                            1999 (b)       1999      1998         1999    1998 (a)      1999      1998
                          -------------  --------  --------     --------  --------    --------  ---------
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................     $    72     $    579  $    520     $   (99)   $  (19)    $ 10,947  $  10,904
 Net realized gains
  (losses) from
  investment
  transactions..........         612       16,745     8,874      (2,191)     (579)      43,490     36,908
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........       1,381      (30,363)   (9,341)      2,703       (80)     (19,188)   (13,602)
                             -------     --------  --------     -------    ------     --------  ---------
Change in net assets
 resulting from
 operations.............       2,065      (13,039)       53         413      (678)      35,249     34,210
                             -------     --------  --------     -------    ------     --------  ---------
Distributions to Classic
 Shareholders:
 From net investment
  income................         (49)        (128)     (133)         --        --       (1,197)    (2,131)
 In excess of net
  investment income.....          --           --        (8)         --        --           --         --
 From net realized gains
  from investment
  transactions..........         (19)      (2,101)   (1,577)         --        --       (3,540)    (3,102)
Distributions to Premier
 Shareholders:
 From net investment
  income................         (22)(f)     (436)     (390)(c)      --        -- (c)   (9,447)    (8,628)(c)
 In excess of net
  investment income.....          -- (f)       --       (18)(c)      --        -- (c)       --         (1)(c)
 Tax return of capital..          -- (f)       --        -- (c)      --        (1)(c)       --         -- (c)
 From net realized gains
  from investment
  transactions..........          (6)(f)   (4,934)   (3,440)(c)      --        -- (c)  (25,304)   (19,894)(c)
Distributions to Class B
 Shareholders:
 From net investment
  income................          (2)(g)       (1)       (1)(d)      --        --         (153)       (43)(e)
 From net realized gains
  from investment
  transactions..........          -- (g)     (110)      (26)(d)      --        --         (554)       (71)(e)
                             -------     --------  --------     -------    ------     --------  ---------
Change in net assets
 resulting from
 shareholder
 distributions..........         (98)      (7,710)   (5,593)         --        (1)     (40,195)   (33,870)
                             -------     --------  --------     -------    ------     --------  ---------
Capital Transactions:
 Proceeds from shares
  issued................      27,874        9,981    31,703      18,277     8,135       66,769     96,873
 Dividends reinvested...          94        3,734     3,015          --        --       24,021     22,522
 Cost of shares
  redeemed..............      (7,324)     (50,312)  (39,409)     (2,226)     (141)     (95,223)  (110,755)
                             -------     --------  --------     -------    ------     --------  ---------
Change in net assets
 from capital
 transactions...........      20,644      (36,597)   (4,691)     16,051     7,994       (4,433)     8,640
                             -------     --------  --------     -------    ------     --------  ---------
Change in net assets....      22,611      (57,346)  (10,231)     16,464     7,315       (9,379)     8,980
Net Assets:
 Beginning of period....          --      139,607   149,838       7,315        --      381,749    372,769
                             -------     --------  --------     -------    ------     --------  ---------
 End of period..........     $22,611     $ 82,261  $139,607     $23,779    $7,315     $372,370  $ 381,749
                             =======     ========  ========     =======    ======     ========  =========
Share Transactions:
 Issued.................       2,492          419     1,076       2,300       815        4,511      6,447
 Reinvested.............           8          159       105          --        --        1,666      1,540
 Redeemed...............        (597)      (2,125)   (1,354)       (279)      (15)      (6,379)    (7,345)
                             -------     --------  --------     -------    ------     --------  ---------
Change in shares........       1,903       (1,547)     (173)      2,021       800         (202)       642
                             =======     ========  ========     =======    ======     ========  =========

--------
(a) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(b) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(d) For the period from September 3, 1997(commencement of operations) through July 31, 1998.
(e) For the period from September 2, 1997(commencement of operations) through July 31, 1998.
(f) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.
(g) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                           Limited Maturity          Government Income
                                 Fund                      Fund                 Bond Fund
                           ---------------------     ------------------     ------------------
                             Year         Year         Year      Year         Year      Year
                            Ended        Ended        Ended     Ended        Ended     Ended
                           July 31,     July 31,     July 31,  July 31,     July 31,  July 31,
                             1999         1998         1999      1998         1999      1998
                           --------     --------     --------  --------     --------  --------
From Investment
 Activities:
Operations:
 Net investment income
  (loss).................  $  6,321     $  6,785     $   513   $   632      $ 19,836  $ 18,122
 Net realized gains
  (losses) from
  investment
  transactions...........       464          847          51       145         3,588     3,531
 Net change in unrealized
  appreciation
  (depreciation) from
  investments............    (2,240)        (738)       (283)        2       (15,033)    1,192
                           --------     --------     -------   -------      --------  --------
Change in net assets
 resulting from
 operations..............     4,545        6,894         281       779         8,391    22,845
                           --------     --------     -------   -------      --------  --------
Distributions to Classic
 Shareholders:
 From net investment
  income.................      (163)        (794)       (360)     (513)         (385)   (1,784)
 In excess of net
  investment income......        --           --          --       (48)           --        --
 From net realized gains
  from investment
  transactions...........        --           --          --        --           (87)      (18)
Distributions to Premier
 Shareholders:
 From net investment
  income.................    (5,930)      (6,023)(a)    (141)      (57)(a)   (18,671)  (16,698)(a)
 In excess of net
  investment income......        --           -- (a)      --       (15)(a)        --        -- (a)
 From net realized gains
  from investment
  transactions...........        --           -- (a)      --        -- (a)    (3,997)     (788)(a)
Distributions to Class B
 Shareholders:
 From net investment
  income.................       (20)(c)       --          --        --           (77)       (9)(b)
 From net realized gains
  from investment
  transactions...........        -- (c)       --          --        --           (18)       -- (b)
                           --------     --------     -------   -------      --------  --------
Change in net assets
 resulting from
 shareholder
 distributions...........    (6,113)      (6,817)       (501)     (633)      (23,235)  (19,297)
                           --------     --------     -------   -------      --------  --------
Capital Transactions:
 Proceeds from shares
  issued.................    31,324       20,184       2,636     3,053       122,886    99,873
 Dividends reinvested....       709          633         240       320         5,561     5,321
 Cost of shares redeemed.   (27,080)     (49,085)     (4,767)   (4,444)      (59,190)  (85,219)
                           --------     --------     -------   -------      --------  --------
Change in net assets from
 capital transactions....     4,953      (28,268)     (1,891)   (1,071)       69,257    19,975
                           --------     --------     -------   -------      --------  --------
Change in net assets.....     3,385      (28,191)     (2,111)     (925)       54,413    23,523
Net Assets:
 Beginning of period.....   110,484      138,675      10,697    11,622       335,404   311,881
                           --------     --------     -------   -------      --------  --------
 End of period...........  $113,869     $110,484     $ 8,586   $10,697      $389,817  $335,404
                           ========     ========     =======   =======      ========  ========
Share Transactions:
 Issued..................     2,987        1,930         266       310        11,159     9,081
 Reinvested..............        68           61          24        33           500       485
 Redeemed................    (2,579)      (4,702)       (481)     (451)       (5,321)   (7,771)
                           --------     --------     -------   -------      --------  --------
Change in shares.........       476       (2,711)       (191)     (108)        6,338     1,795
                           ========     ========     =======   =======      ========  ========

--------
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 16, 1997 (commencement of operations) through July 31, 1998.
(c) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                                 Municipal Bond        Florida Tax-Free
                                      Fund                   Fund
                                ------------------     ---------------------
                                  Year      Year         Year         Year
                                 Ended     Ended        Ended        Ended
                                July 31,  July 31,     July 31,     July 31,
                                  1999      1998         1999         1998
                                --------  --------     --------     --------
From Investment Activities:
Operations:
 Net investment income (loss).  $ 13,414  $ 14,134     $  2,897     $  2,435
 Net realized gains (losses)
  from investment
  transactions................     2,189     3,647          376          418
 Net change in unrealized
  appreciation (depreciation)
  from investments............    (7,994)   (3,346)      (2,004)        (353)
                                --------  --------     --------     --------
Change in net assets resulting
 from operations..............     7,609    14,435        1,269        2,500
                                --------  --------     --------     --------
Distributions to Classic
 Shareholders:
 From net investment income...       (88)   (1,218)        (388)        (413)
 From net realized gains from
  investment transactions.....       (21)       (5)         (50)         (25)
Distributions to Premier
 Shareholders:
 From net investment income...   (12,760)  (12,911)(a)   (2,374)      (2,016)(a)
 In excess of net investment
  income......................        --        (6)(a)       --           (1)(a)
 From net realized gains from
  investment transactions.....    (3,342)     (816)(a)     (333)        (322)(a)
Distributions to Class B
 Shareholders:
 From net investment income...        --        --           (4)(b)       --
                                --------  --------     --------     --------
Change in net assets resulting
 from shareholder
 distributions................   (16,211)  (14,956)      (3,149)      (2,777)
                                --------  --------     --------     --------
Capital Transactions:
 Proceeds from shares issued..    52,433    54,703       25,737       24,956
 Dividends reinvested.........       265       100          458          218
 Cost of shares redeemed......   (49,246)  (63,062)     (12,035)     (14,553)
                                --------  --------     --------     --------
Change in net assets from
 capital transactions.........     3,452    (8,259)      14,160       10,621
                                --------  --------     --------     --------
Change in net assets..........    (5,150)   (8,780)      12,280       10,344
Net Assets:
 Beginning of period..........   329,153   337,933       64,032       53,688
                                --------  --------     --------     --------
 End of period................  $324,003  $329,153     $ 76,312     $ 64,032
                                ========  ========     ========     ========
Share Transactions:
 Issued.......................     5,171     5,391        2,447        2,383
 Reinvested...................        27        10           43           21
 Redeemed.....................    (4,836)   (6,210)      (1,146)      (1,392)
                                --------  --------     --------     --------
Change in shares..............       362      (809)       1,344        1,012
                                ========  ========     ========     ========

--------
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                                U.S. Treasury Fund    Prime Obligations Fund
                                --------------------  ------------------------
                                  Year       Year        Year         Year
                                  Ended      Ended       Ended        Ended
                                July 31,   July 31,    July 31,     July 31,
                                  1999       1998        1999         1998
                                ---------  ---------  -----------  -----------
From Investment Activities:
Operations:
 Net investment income (loss).  $  12,933  $  14,654  $    31,049  $    31,203
 Net realized gains (losses)
  from investment
  transactions................         --          7            2           --
                                ---------  ---------  -----------  -----------
Change in net assets resulting
 from operations..............     12,933     14,661       31,051       31,203
                                ---------  ---------  -----------  -----------
Distributions to Classic
 Shareholders:
 From net investment income...       (259)      (350)      (5,916)      (5,957)
Distributions to Premier
 Shareholders:
 From net investment income...    (12,674)   (14,304)     (25,128)     (25,246)
Distributions to Class B
 Shareholders:
 From net investment income...         --         --           (5)          --
                                ---------  ---------  -----------  -----------
Change in net assets resulting
 from shareholder
 distributions................    (12,933)   (14,654)     (31,049)     (31,203)
                                ---------  ---------  -----------  -----------
Capital Transactions:
 Proceeds from shares issued..    767,190    969,887    1,839,819    1,553,766
 Dividends reinvested.........        909        737        7,705        7,810
 Cost of shares redeemed......   (802,987)  (929,752)  (1,771,260)  (1,492,634)
                                ---------  ---------  -----------  -----------
Change in net assets from
 capital transactions.........    (34,888)    40,872       76,264       68,942
                                ---------  ---------  -----------  -----------
Change in net assets..........    (34,888)    40,879       76,266       68,942
Net Assets:
 Beginning of period..........    360,125    319,246      596,935      527,993
                                ---------  ---------  -----------  -----------
 End of period................  $ 325,237  $ 360,125  $   673,201  $   596,935
                                =========  =========  ===========  ===========
Share Transactions:
 Issued.......................    767,190    969,887    1,839,819    1,553,766
 Reinvested...................        909        737        7,705        7,810
 Redeemed.....................   (802,987)  (929,752)  (1,771,260)  (1,492,634)
                                ---------  ---------  -----------  -----------
Change in shares..............    (34,888)    40,872       76,264       68,942
                                =========  =========  ===========  ===========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                                          Institutional
                                              Prime
                                           Obligations
                                              Fund          Tax-Exempt Fund
                                          -------------   --------------------
                                             Period         Year       Year
                                              Ended         Ended      Ended
                                            July 31,      July 31,   July 31,
                                            1999 (a)        1999       1998
                                          -------------   ---------  ---------
From Investment Activities:
Operations:
 Net investment income (loss)...........    $   4,736     $   2,582  $   2,696
 Net realized gains (losses) from
  investment transactions...............           --             1         --
                                            ---------     ---------  ---------
Change in net assets resulting from
 operations.............................        4,736         2,583      2,696
                                            ---------     ---------  ---------
Distributions to Classic Shareholders
 (b):
 From net investment income.............       (4,300)         (660)      (691)
Distributions to Premier Shareholders
 (c):
 From net investment income.............         (306)(e)    (1,922)    (2,005)
Distributions to Class B Shareholders
 (d):
 From net investment income.............         (130)(f)        --         --
                                            ---------     ---------  ---------
Change in net assets resulting from
 shareholder distributions..............       (4,736)       (2,582)    (2,696)
                                            ---------     ---------  ---------
Capital Transactions:
 Proceeds from shares issued............      468,518       236,615    225,711
 Dividends reinvested...................           --           691        698
 Cost of shares redeemed................     (359,485)     (231,324)  (219,023)
                                            ---------     ---------  ---------
Change in net assets from capital
 transactions...........................      109,033         5,982      7,386
                                            ---------     ---------  ---------
Change in net assets....................      109,033         5,983      7,386
Net Assets:
 Beginning of period....................           --        90,741     83,355
                                            ---------     ---------  ---------
 End of period..........................    $ 109,033     $  96,724  $  90,741
                                            =========     =========  =========
Share Transactions:
 Issued.................................      468,518       236,615    225,711
 Reinvested.............................           --           691        698
 Redeemed...............................     (359,485)     (231,324)  (219,023)
                                            ---------     ---------  ---------
Change in shares........................      109,033         5,982      7,386
                                            =========     =========  =========

--------
(a) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.
(b) Class I shares for the Institutional Prime Obligations Fund.
(c) Class II shares for the Institutional Prime Obligations Fund.
(d) Class III shares for the Institutional Prime Obligations Fund.
(e) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.
(f) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Equity Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks & Securities Convertible to
  Common Stock (99.8%):
 Basic Materials (3.2%):
    8,600  E.I. du Pont de Nemours & Co. .............................   $   620
   10,600  Sealed Air Corp., CVT. PFD., 4/1/18........................       652
                                                                         -------
                                                                           1,272
                                                                         -------
 Capital Goods/Diversified (6.5%):
    9,700  Emerson Electric Co. ......................................       579
   10,400  General Electric Co. ......................................     1,134
   31,000  Ingersoll-Rand Co., 6.75%, CVT. PFD., 12/31/49.............       930
                                                                         -------
                                                                           2,643
                                                                         -------
 Consumer Cyclical (2.3%):
    8,450  Ford Motor Co. ............................................       411
    8,500  Mattel, Inc. ..............................................       200
   11,700  Tribune/The Learning Co., 6.25%, CVT. PFD., 8/1/01.........       304
                                                                         -------
                                                                             915
                                                                         -------
 Energy (6.7%):
    9,300  Mobil Corp. ...............................................       951
   16,000  Shell Transport & Trading Co. PLC (ADR)....................       773
   23,200  Williams Cos., Inc. .......................................       976
                                                                         -------
                                                                           2,700
                                                                         -------
 Finance (14.8%):
   19,350  Citigroup Inc. ............................................       862
    8,700  Fannie Mae.................................................       600
    6,775  J.P. Morgan & Co., Inc. ...................................       866
    8,750  Jefferson Pilot/Bank America (ACES)........................       980
   44,400  Lincoln National Corp., 7.75%, CVT. PFD., 8/16/01..........     1,188
   10,000  Merrill Lynch & Co., Inc. .................................       681
   28,000  National Australia Bank, 7.88%, CVT. PFD., 12/31/49........       791
                                                                         -------
                                                                           5,968
                                                                         -------
 Healthcare (11.2%):
   12,900  American Home Products Corp. ..............................       658
  770,000  Athena Neurosciences Inc., 4.75%, CVT. BD., 11/15/04.......       823
   11,800  Bristol-Myers Squibb Co. ..................................       785
  450,000  Centocor Inc./JNJ..........................................       576

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks & Securities Convertible to
  Common Stock, continued:
 Healthcare, continued:
     4,000 Johnson & Johnson..........................................   $   369
    16,700 Monsanto (ACES) 6.50%, CVT. PFD., 11/30/01.................       685
    11,500 Pharmacia & Upjohn Inc. ...................................       619
                                                                         -------
                                                                           4,515
                                                                         -------
 Retailing (5.9%):
 1,340,000 Costco Companies...........................................     1,185
    13,800 Dollar General.............................................       365
    11,000 Dollar General STRYPES Trust...............................       456
   390,000 Rite Aid Corp. ............................................       379
                                                                         -------
                                                                           2,385
                                                                         -------
 Services (5.6%):
    19,900 McDonald's Corp. ..........................................       830
   390,000 Omnicom Group..............................................       888
    20,300 The Walt Disney Co. .......................................       561
                                                                         -------
                                                                           2,279
                                                                         -------
 Staples (7.6%):
     8,000 Coca Cola Co. .............................................       483
     6,200 Estee Lauder...............................................       570
     8,800 Hershey Foods Corp. .......................................       510
    17,400 McCormick & Co., Inc. .....................................       575
    13,500 Quaker Oats Co. ...........................................       919
                                                                         -------
                                                                           3,057
                                                                         -------
 Technology (24.1%):
    32,700 Amdocs LTD., 6.75%, CVT. PFD., 9/11/02.....................       834
    13,400 Corning Glass Works........................................       938
   180,000 EMC Corp., 3.25%, CVT. BD., 3/15/02........................       976
     6,400 IBM Corp. .................................................       804
     4,400 Intel Corp. ...............................................       304
   290,000 Level One Communications/Intel.............................       674
     9,300 Motorola, Inc. ............................................       849
    26,000 Nextel STRYPES Trust.......................................     1,179
    12,600 Pitney Bowes, Inc. ........................................       802
     7,300 Texas Instruments, Inc. ...................................     1,050
    10,800 United Technologies Corp. .................................       720
    11,900 Xerox Corp. ...............................................       580
                                                                         -------
                                                                           9,710
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Equity Income Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks & Securities Convertible to
  Common Stock, continued:
 Transportation (0.9%):
   7,400   Union Pacific Corp. .......................................       381
                                                                         -------
 Utilities (10.5%):
  12,200   Ameritech Corp. ...........................................   $   894
  24,700   BCE, Inc. .................................................     1,227
  20,300   Nisource Inc. .............................................       974
  32,100   Skytel Communications Inc./WorldCom (b)....................     1,156
                                                                         -------
                                                                           4,251
                                                                         -------

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Investment Companies (0.5%):
  208,614  AmSouth Prime Obligations Fund.............................       209
                                                                         -------
  Total Common Stocks & Securities Convertible to Common Stock            40,285
                                                                         -------
  Total (Cost $36,192) (a)                                               $40,285
                                                                         =======

--------
Percentages indicated are based on net assets of $40,353.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $137. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......... $4,918
   Unrealized depreciation.........   (962)
                                    ------
   Net unrealized appreciation..... $3,956
                                    ======

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.

ACES--Automatic Common Exchange Securities
ADR--American Depository Receipt
CVT. PFD.--Convertible Preferred
CVT. BD.--Convertible Bond
PLC--Public Limited Co.
STRYPES--Structured Yield Product Exchangeable for Stock

Breakdown of Sectors
--------------------
Common Stocks......................   58.3%
Convertible Preferred Stocks.......   27.5%
Convertible Bonds..................   13.7%
Investment Companies...............    0.5%
                                     ------
 Total.............................  100.0%
                                     ======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Equity Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                         Security                             Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Common Stocks (97.3%):
 Apparel (0.5%):
   600,000 Phillips-Van Heusen Corp. ..............................   $    5,100
                                                                      ----------
 Automotive (1.6%):
   336,000 Ford Motor Co. .........................................       16,338
                                                                      ----------
 Automotive Parts (1.4%):
   392,000 Arvin Industries, Inc. .................................       14,651
                                                                      ----------
 Banking (5.2%):
   190,000 Bank of America Corp. ..................................       12,611
    60,000 Bank One Corp. .........................................        3,274
   285,000 First Union Corp. ......................................       13,110
   735,000 Washington Mutual, Inc. ................................       25,220
                                                                      ----------
                                                                          54,215
                                                                      ----------
 Beverages (1.6%):
   400,000 Diageo PLC ADR..........................................       16,400
                                                                      ----------
 Business Services (1.8%):
   815,000 Reynolds & Reynolds Co., Class A........................       19,153
                                                                      ----------
 Chemicals-Speciality (2.7%):
 1,025,000 Engelhard Corp. ........................................       22,870
   355,000 M.A. Hanna Co. .........................................        5,680
                                                                      ----------
                                                                          28,550
                                                                      ----------
 Computer Hardware (2.1%):
   177,000 IBM Corp. ..............................................       22,247
                                                                      ----------
 Computers & Peripherals (1.5%):
 1,285,000 Cabletron Systems, Inc. (b).............................       15,500
                                                                      ----------
 Consumer Goods (2.1%):
   740,000 American Greetings Corp., Class A.......................       21,738
                                                                      ----------
 Electrical & Electronic (1.1%):
   230,000 Avnet, Inc. ............................................       11,270
                                                                      ----------
 Financial Services (2.0%):
   660,000 Dun & Bradstreet Corp. .................................       20,955
                                                                      ----------
 Food Processing & Packaging (2.6%):
   165,000 Dole Food, Inc. ........................................        4,352
   855,000 Sara Lee Corp. .........................................       18,810
   180,000 Universal Foods Corp. ..................................        3,926
                                                                      ----------
                                                                          27,088
                                                                      ----------

  Shares
    or
 Principal                         Security                             Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Forest & Paper Products (6.4%):
   50,000  Champion International Corp. ...........................   $    2,588
  480,000  International Paper Co. ................................       24,540
  370,000  Weyerhauser Co. ........................................       23,934
  350,000  Willamette Industries, Inc. ............................       15,750
                                                                      ----------
                                                                          66,812
                                                                      ----------
 Health Care (3.3%):
  225,000  Aetna, Inc. ............................................       18,450
  260,000  United Healthcare Corp. ................................       15,860
                                                                      ----------
                                                                          34,310
                                                                      ----------
 Household Products/Wares (2.6%):
  620,000  Newell Rubbermaid, Inc. ................................       26,815
                                                                      ----------
 Insurance (5.1%):
   25,000  Chubb Corp. ............................................        1,495
  360,000  Marsh & McLennan Cos., Inc. ............................       27,360
  790,000  St. Paul Cos., Inc. ....................................       24,589
                                                                      ----------
                                                                          53,444
                                                                      ----------
 Manufacturing (0.3%):
  123,800  Kennametal, Inc. .......................................        2,987
                                                                      ----------
 Medical Supplies (3.5%):
  540,000  C.R. Bard, Inc. ........................................       26,257
  365,000  DENTSPLY International, Inc. ...........................        9,878
                                                                      ----------
                                                                          36,135
                                                                      ----------
 Metals & Mining (0.2%):
  120,000  Barrick Gold Corp. .....................................        2,228
                                                                      ----------
 Newspapers (3.8%):
  230,000  Dow Jones & Co., Inc. ..................................       11,471
  395,000  Gannett Co., Inc. ......................................       28,539
                                                                      ----------
                                                                          40,010
                                                                      ----------
 Oil & Gas Exploration, Production, & Services (14.5%):
  240,000  Atlantic Richfield Co. .................................       21,615
  325,000  Burlington Resources, Inc. .............................       14,361
  510,000  Kerr-McGee Corp. .......................................       26,264
  190,000  Noble Affiliates........................................        5,558
  750,000  Sunoco, Inc. ...........................................       22,875
  432,000  Texaco, Inc. ...........................................       26,918

                                   Continued

AMSOUTH MUTUAL FUNDS
Equity Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                         Security                             Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Oil & Gas Exploration, Production, & Services, continued:
  710,000  Ultramar Diamond Shamrock Corp. ........................   $   16,774
  610,000  USX-Marathon Group......................................       18,529
                                                                      ----------
                                                                         152,894
                                                                      ----------
 Packaging (0.7%):
  250,000  Crown Cork & Seal, Inc. ................................        7,328
                                                                      ----------
 Pharmaceuticals (5.4%):
  170,000  American Home Products Corp. ...........................        8,670
  335,000  Baxter International, Inc. .............................       23,010
  450,000  Pharmacia & Upjohn, Inc. ...............................       24,216
                                                                      ----------
                                                                          55,896
                                                                      ----------
 Pollution Control Services & Equipment (1.0%):
  391,500  Waste Management, Inc. .................................       10,008
                                                                      ----------
 Railroads (1.6%):
  350,000  CSX Corp. ..............................................       16,953
                                                                      ----------
 Retail (10.3%):
  440,000  CVS Corp. ..............................................       21,890
  300,000  Dayton Hudson Corp. ....................................       19,406
  540,000  Dillard's, Inc., Class A................................       16,639
  600,000  May Department Stores Co. ..............................       23,212
  120,000  The Limited, Inc. ......................................        5,483
  500,000  Wal-Mart Stores, Inc. ..................................       21,125
                                                                      ----------
                                                                         107,755
                                                                      ----------
 Temporary Services (0.6%):
  700,000  Olsten Corp. ...........................................        5,906
                                                                      ----------

   Shares
     or
 Principal                          Security                            Market
   Amount                         Description                           Value
 ---------- -------------------------------------------------------   ----------

 Common Stocks, continued:
 Transportation Leasing & Trucking (2.3%):
    525,000 Ryder System, Inc. ....................................   $   12,370
    243,000 US Freightways Corp. ..................................       11,998
                                                                      ----------
                                                                          24,368
                                                                      ----------
 Utilities--Electric & Gas (3.5%):
    615,000 Constellation Energy Group.............................       18,027
     40,000 New Century Energies, Inc. ............................        1,388
    650,000 Southern Co. ..........................................       17,184
                                                                      ----------
                                                                          36,599
                                                                      ----------
 Utilities--Telecommunications (6.0%):
    435,000 AT&T Corp. ............................................       22,593
    363,216 BellAtlantic Corp. ....................................       23,155
    358,000 BellSouth Corp. .......................................       17,184
                                                                      ----------
                                                                          62,932
                                                                      ----------
  Total Common Stocks                                                  1,016,585
                                                                      ----------
 Commercial Paper--Domestic (1.0%):
 Automotive--Finance (1.0%):
 $   10,000 General Motors Acceptance Corp., 5.11%, 8/5/99 ........       10,000
                                                                      ----------
  Total Commercial Paper--Domestic                                        10,000
                                                                      ----------
 Investment Companies (1.6%):
 16,400,161 AmSouth Prime Obligations Fund.........................       16,400
    184,508 AmSouth U.S. Treasury Fund.............................          185
                                                                      ----------
  Total Investment Companies                                              16,585
                                                                      ----------
  Total (Cost $711,667) (a)                                           $1,043,170
                                                                      ==========

--------
Percentages indicated are based on net assets of $1,043,794.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $891. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation....... $353,248
   Unrealized depreciation.......  (22,636)
                                  --------
   Net unrealized appreciation... $330,612
                                  ========

(b) Represents non-income producing securities.
ADR--American Depository Receipt
PLC--Public Limited Co.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks (91.1%):
 Aerospace/Defense (1.8%):
 2,600  Alliedsignal, Inc. ..........................................   $    169
 3,400  Boeing Co. ..................................................        154
   300  General Dynamics Corp. ......................................         20
 2,200  Lockheed Martin Corp. .......................................         77
   100  Northrop Grumman Corp. ......................................          7
   900  Raytheon Company, Class B....................................         63
 2,100  United Technologies Corp. ...................................        140
                                                                        --------
                                                                             630
                                                                        --------
 Agriculture (0.1%):
   500  Pioneer Hi-Bred International Inc. ..........................         19
                                                                        --------
 Air Freight (0.2%):
 1,700  FDX Corp. (b)................................................         76
                                                                        --------
 Airlines (0.5%):
   900  AMR Corp. (b)................................................         58
   800  Delta Air Lines, Inc. .......................................         48
 2,700  Southwest Airlines...........................................         50
   400  US Airways Group, Inc. (b)...................................         14
                                                                        --------
                                                                             170
                                                                        --------
 Apparel (0.1%):
   300  Fruit of the Loom Inc. (b)...................................          2
   300  Liz Claiborne, Inc. .........................................         12
   200  Reebok International Ltd. (b)................................          2
   100  Russell Corp. ...............................................          2
   700  V F Corp. ...................................................         28
                                                                        --------
                                                                              46
                                                                        --------
 Appliances (0.0%):
   100  Maytag Corp. ................................................          7
   100  Whirlpool Corp. .............................................          7
                                                                        --------
                                                                              14
                                                                        --------
 Automotive (1.4%):
 5,500  Ford Motor Co. ..............................................        268
 3,400  General Motors Corp. ........................................        207
   400  Navistar International (b)...................................         18
   200  PACCAR, Inc. ................................................         11
                                                                        --------
                                                                             504
                                                                        --------

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Automotive Parts (0.4%):
   200  Cooper Tire & Rubber Co. ....................................   $      5
   900  Dana Corp. ..................................................         38
 1,737  Delphi Automotive Systems....................................         31
   300  Genuine Parts Co. ...........................................          9
   300  Goodyear Tire & Rubber Co. ..................................         16
   700  TRW, Inc. ...................................................         37
                                                                        --------
                                                                             136
                                                                        --------
 Banking (5.7%):
 4,800  Bank of America Corp. .......................................        319
 1,700  Bank of Boston Corp. ........................................         80
 3,500  Bank of New York Co., Inc. ..................................        129
 1,748  Bank One Corp. ..............................................         95
 3,800  Chase Manhattan Corp. .......................................        292
   900  Comerica, Inc. ..............................................         50
 1,100  First Union Corp. ...........................................         51
 3,900  Firstar Corp. ...............................................        102
   660  Huntington Bancshares, Inc. .................................         20
 1,000  J.P. Morgan & Co., Inc. .....................................        128
 3,200  MBNA Corp. ..................................................         91
 2,900  Mellon Bank Corp. ...........................................         98
   300  Mercantile Bancorp. .........................................         16
 3,600  National City Corp. .........................................        107
   800  PNC Financial Corp. .........................................         42
   600  Regions Financial Corp. .....................................         21
   600  Republic New York Corp. .....................................         42
   400  SouthTrust Corp. ............................................         15
   300  Summit Bancorp. .............................................         11
   900  SunTrust Banks, Inc. ........................................         58
   400  Synovus Financial Corp. .....................................          7
   600  Wachovia Corp. ..............................................         47
 1,700  Washington Mutual, Inc. .....................................         58
 2,500  Wells Fargo Co. .............................................         98
                                                                        --------
                                                                           1,977
                                                                        --------
 Beverages (2.0%):
   200  Adolph Coors Co. Class B.....................................         11
 1,300  Anheuser-Busch Co., Inc. ....................................        103
 5,400  Coca-Cola Co. ...............................................        325
 5,000  PepsiCo, Inc. ...............................................        196
 1,100  Seagram Co. Ltd. ............................................         56
                                                                        --------
                                                                             691
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Biotechnology (0.5%):
 2,100  Amgen, Inc. (b)..............................................   $    162
    50  Pe Corp. Celera Genomics (b).................................          1
                                                                        --------
                                                                             163
                                                                        --------
 Broadcasting/Cable (0.2%):
 2,100  Comcast Corp.--Special Class A...............................         81
                                                                        --------
 Brokerage Services (1.4%):
   100  Bear Stearns Co., Inc. ......................................          4
 2,800  Charles Schwab Corp. ........................................        123
   500  Lehman Brothers Holdings, Inc. ..............................         27
 1,300  Merrill Lynch & Co., Inc. ...................................         88
 2,700  Morgan Stanley Dean Witter & Co. ............................        244
                                                                        --------
                                                                             486
                                                                        --------
 Business Services (0.2%):
 1,700  Automatic Data Processing, Inc. .............................         68
                                                                        --------
 Chemicals (1.8%):
   600  Air Products and Chemicals, Inc. ............................         20
 3,900  E.I. du Pont de Nemours & Co. ...............................        280
   300  Great Lakes Chemical Corp. ..................................         13
   400  Hercules, Inc. ..............................................         14
 2,700  Monsanto Co. ................................................        106
   400  Nalco Chemical Co. ..........................................         21
 1,000  PPG Industries, Inc. ........................................         60
   900  Praxair, Inc. ...............................................         42
   384  Rohm & Haas Co. .............................................         16
   900  Sherwin Williams Co. ........................................         24
   200  Sigma Aldrich Corp. .........................................          7
   400  Union Carbide Corp. .........................................         19
   100  W.R.Grace and Co. (b)........................................          2
                                                                        --------
                                                                             624
                                                                        --------
 Chemicals--Speciality (0.1%):
   800  Engelhard Corp. .............................................         18
                                                                        --------
 Commercial Services (0.4%):
 4,220  Cendant Corp. (b)............................................         84
   300  Deluxe Corp. ................................................         11
   117  Gartner Group, Inc. (b)......................................          3
   900  Laidlaw, Inc. ...............................................          6
   600  Paychex, Inc. ...............................................         17
 1,300  Service Corp. International..................................         21
                                                                        --------
                                                                             142
                                                                        --------

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Computer Hardware (4.4%):
    400 Apple Computer, Inc. (b).....................................   $     22
  6,500 Compaq Computer Corp. .......................................        156
    100 Data General Corp. (b).......................................          1
  9,400 Dell Computer Corp. (b)......................................        384
    400 Gateway, Inc. (b)............................................         30
  5,500 IBM Corp. ...................................................        692
  3,400 Sun Microsystems, Inc. (b)...................................        231
                                                                        --------
                                                                           1,516
                                                                        --------
 Computer Software (5.2%):
    200 Adobe Systems, Inc. .........................................         17
    100 Autodesk, Inc. ..............................................          3
  2,500 Computer Associates International, Inc. .....................        115
    600 Computer Sciences Corp. (b)..................................         39
  1,000 Compuware Corp. (b)..........................................         28
 15,600 Microsoft Corp. (b)..........................................      1,338
    900 Novell, Inc. (b).............................................         23
  5,500 Oracle Corp. (b).............................................        208
    700 Parametric Technology Corp. (b)..............................         10
    700 Peoplesoft, Inc. (b).........................................         10
                                                                        --------
                                                                           1,791
                                                                        --------
 Computers & Peripherals (4.0%):
  1,200 3Com Corp. (b)...............................................         29
    500 Cabletron Systems, Inc. (b)..................................          6
    700 Ceridian Corp. (b)...........................................         20
  9,500 Cisco Systems, Inc. (b)......................................        589
  2,100 Electronic Data Systems Corp. ...............................        127
  2,800 EMC Corp. (b)................................................        170
  3,700 Hewlett-Packard Co. .........................................        387
  1,100 Seagate Technology, Inc. (b).................................         30
    500 Silicon Graphics, Inc. (b)...................................          9
    400 Unisys Corp. (b).............................................         16
                                                                        --------
                                                                           1,383
                                                                        --------
 Consumer Goods (1.3%):
    300 American Greetings Corp., Class A............................          9
    500 Brunswick Corp. .............................................         14
  4,100 Gillette Co. ................................................        180
  2,600 Procter & Gamble Co. ........................................        234
                                                                        --------
                                                                             437
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Cosmetics/Personal Care (0.6%):
    200 Alberto Culver Co. Class B...................................   $      5
    700 Avon Products, Inc. .........................................         32
    100 International Flavors & Fragrances, Inc. ....................          5
  2,500 Kimberly Clark Corp. ........................................        152
                                                                        --------
                                                                             194
                                                                        --------
 Diversified Manufacturing (4.3%):
    500 Cooper Industries............................................         27
    300 Crane Co. ...................................................          8
    300 Eaton Corp. .................................................         30
    200 FMC Corp. (b)................................................         14
 10,200 General Electric Co. ........................................      1,111
  1,800 Minnesota Mining & Manufacturing Co. ........................        158
    200 Raychem Corp. ...............................................          8
    900 Tenneco, Inc. ...............................................         21
    400 Textron, Inc. ...............................................         33
    972 Tyco International Ltd. .....................................         95
                                                                        --------
                                                                           1,505
                                                                        --------
 Electric Utility (0.0%):
    500 Niagara Mohawk Holdings Inc. (b).............................          8
                                                                        --------
 Electrical & Electronic (0.0%):
    400 Ameren Corp. ................................................         16
                                                                        --------
 Electronic Components (0.3%):
    700 LSI Logic Corp. (b)..........................................         35
    100 Millipore Corp. .............................................          4
    700 Solectron Corp. (b)..........................................         46
    200 Tektronix, Inc. .............................................          6
                                                                        --------
                                                                              91
                                                                        --------
 Electronic Components/ Instruments (0.5%):
    100 E G & G, Inc. ...............................................          3
  2,200 Emerson Electric Co. ........................................        131
    300 Johnson Controls, Inc. ......................................         21
    100 Parker-Hannifin Corp. .......................................          5
    200 Pe Corp. Biosystems..........................................         11
                                                                        --------
                                                                             171
                                                                        --------
 Engineering & Construction (0.0%):
    400 Fluor Corp. .................................................         16
    100 Foster Wheeler Corp. ........................................          1
                                                                        --------
                                                                              17
                                                                        --------

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Entertainment (0.2%):
    600 Harrah's Entertainment, Inc. (b).............................   $     13
  2,600 The Walt Disney Co. .........................................         72
                                                                        --------
                                                                              85
                                                                        --------
 Environmental Control (0.1%):
    400 Browning-Ferris Industries, Inc. ............................         18
                                                                        --------
 Financial Services (4.0%):
  1,700 American Express Co. ........................................        224
  2,000 Associates First Capital.....................................         77
  1,000 Capital One Financial Corp. .................................         46
 10,000 Citigroup, Inc. .............................................        445
    500 Countrywide Credit Industries, Inc. .........................         19
    300 Dun & Bradstreet Corp. ......................................         10
  3,300 Fannie Mae...................................................        227
  2,400 Freddie Mac..................................................        138
    200 Golden West Financial Corp. .................................         19
  2,400 Household International, Inc. ...............................        103
    750 Providian Financial..........................................         68
    300 SLM Holding Corp. ...........................................         14
                                                                        --------
                                                                           1,390
                                                                        --------
 Food Distributors & Wholesalers (0.3%):
    945 Albertsons, Inc. ............................................         47
  2,400 Archer-Daniels-Midland Co. ..................................         34
    100 Great Atlantic & Pacific Tea Co., Inc. ......................          3
    600 Kroger Co. (b)...............................................         16
                                                                        --------
                                                                             100
                                                                        --------
 Food Products, Processing & Packaging (1.4%):
  1,600 Bestfoods....................................................         78
  1,200 Campbell Soup Co. ...........................................         53
    900 General Mills, Inc. .........................................         75
  2,000 H.J. Heinz Co. ..............................................         94
    300 Hershey Foods Corp. .........................................         17
  1,800 Nabisco Group................................................         34
    600 Quaker Oats Co. .............................................         41
  1,550 Unilever NV-W/I ADR..........................................        108
                                                                        --------
                                                                             500
                                                                        --------
 Forest & Paper Products (0.6%):
    100 Boise Cascade Corp. .........................................          4
    500 Champion International Corp. ................................         26
  1,200 Fort James Corp. ............................................         44

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Forest & Paper Products, continued:
   500  Georgia Pacific Corp. .......................................   $     22
    45  International Paper Co. .....................................          2
   600  Louisiana Pacific Corp. .....................................         13
   600  Mead Corp. ..................................................         25
   100  Potlatch Corp. ..............................................          4
   600  Westvaco Corp. ..............................................         18
   600  Weyerhauser Co. .............................................         39
                                                                        --------
                                                                             197
                                                                        --------
 Gas Distribution (0.6%):
   600  Coastal Corp. ...............................................         24
   200  Columbia Energy Group........................................         12
   300  Consolidated Natural Gas.....................................         19
 1,000  Enron Corp. .................................................         84
   100  Nicor, Inc. .................................................          4
   100  Oneok, Inc. .................................................          3
   700  Sempra Energy................................................         16
   300  Sonat, Inc. .................................................         11
 1,200  Williams Cos., Inc. .........................................         50
                                                                        --------
                                                                             223
                                                                        --------
 Health Care (0.3%):
   400  Aetna, Inc. .................................................         32
   400  HCR Manor Care (b)...........................................          8
 2,200  HEALTHSOUTH Corp. (b)........................................         27
   900  Humana, Inc. (b).............................................         10
   600  Tenet Healthcare Corp. (b)...................................         11
                                                                        --------
                                                                              88
                                                                        --------
 Health Care Services (0.1%):
   900  IMS Health, Inc. ............................................         25
   470  Mckesson HBOC, Inc. .........................................         15
                                                                        --------
                                                                              40
                                                                        --------
 Home Builders (0.0%):
   100  Centex Corp. ................................................          4
   100  Kaufman & Broad Home Corp. ..................................          2
   100  Pulte Corp. .................................................          2
                                                                        --------
                                                                               8
                                                                        --------
 Hotels & Lodging (0.3%):
 2,400  Carnival Corp. ..............................................        111
   500  Hilton Hotels Corp. .........................................          7
                                                                        --------
                                                                             118
                                                                        --------

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Household Products/Wares (0.3%):
   700  Clorox Corp. ................................................   $     79
   800  Fortune Brands, Inc. ........................................         32
   100  Jostens, Inc. ...............................................          2
    72  Newell Rubbermaid, Inc. .....................................          3
   100  Tupperware Corp. ............................................          2
                                                                        --------
                                                                             118
                                                                        --------
 Insurance (2.9%):
   503  Aegon Nv.....................................................         38
 3,800  Allstate Corp. ..............................................        135
 3,700  American International Group, Inc. ..........................        430
   300  Chubb Corp. .................................................         18
 1,200  Cigna Corp. .................................................        106
   400  Cincinnati Financial Corp. ..................................         15
 1,300  Hartford Financial Services Group............................         70
   200  Jefferson Pilot Corp. .......................................         15
   300  Lincoln National Corp. ......................................         15
   600  Loews Corp. .................................................         42
   600  MBIA, Inc. ..................................................         34
   400  MGIC Investment Corp. .......................................         20
   400  Safeco Corp. ................................................         15
   300  St. Paul Cos., Inc. .........................................          9
 1,165  Unumprovident Corp. .........................................         60
                                                                        --------
                                                                           1,022
                                                                        --------
 Internet Software (1.1%):
 3,900  America Online, Inc. (b).....................................        371
                                                                        --------
 Machinery & Equipment (0.3%):
   100  Briggs & Stratton Corp. .....................................          6
   900  Deere & Co. .................................................         34
   900  Ingersoll Rand Co. ..........................................         58
   100  Milacron Inc. ...............................................          2
   100  Snap-On, Inc. ...............................................          4
   900  Thermo Electron (b)..........................................         15
                                                                        --------
                                                                             119
                                                                        --------
 Media (1.3%):
 2,900  CBS Corp. (b)................................................        127
   400  King World Productions, Inc. (b).............................         14
 1,100  McGraw Hill Cos., Inc. ......................................         56
   500  MediaOne Group, Inc. (b).....................................         36
   100  Meredith Corp. ..............................................          4

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Media, continued:
 2,000  Time Warner, Inc. ...........................................   $    144
 1,900  Viacom, Inc., Class B (b)....................................         80
                                                                        --------
                                                                             461
                                                                        --------
 Medical Supplies (0.9%):
   300  Allergan, Inc. ..............................................         28
   300  Bausch & Lomb, Inc. .........................................         22
 1,000  Becton Dickinson & Co. ......................................         27
   300  Biomet, Inc. ................................................         11
 1,600  Guidant Corp. ...............................................         94
   400  Mallinckrodt, Inc. ..........................................         14
 1,600  Medtronic, Inc. .............................................        115
   200  St Jude Medical, Inc. (b)....................................          7
                                                                        --------
                                                                             318
                                                                        --------
 Metals & Mining (0.6%):
   600  Alcan Aluminum Ltd. .........................................         18
 1,900  Alcoa, Inc. .................................................        113
   100  Asarco, Inc. ................................................          2
 1,000  Barrick Gold Corp. ..........................................         19
   300  Battle Mountain Gold Co. ....................................          1
   300  Cyprus Amax Minerals Co. ....................................          4
   500  Freeport-McMoRan Copper & Gold, Inc. ........................          8
   600  Homestake Mining.............................................          5
   500  Inco Ltd. ...................................................          9
   900  Newmont Mining Corp. ........................................         17
   500  Placer Dome, Inc. ...........................................          5
   400  Reynolds Metals Co. .........................................         22
                                                                        --------
                                                                             223
                                                                        --------
 Newspapers (0.4%):
   200  Dow Jones & Co., Inc. .......................................         10
 1,600  Gannett Co., Inc. ...........................................        116
   100  Knight-Ridder, Inc. .........................................          5
   500  New York Times Co. ..........................................         20
                                                                        --------
                                                                             151
                                                                        --------
 Office Equipment & Services (0.2%):
   300  Avery Dennison Corp. ........................................         18
   400  Harris Corp. ................................................         12
   100  Moore Corp. Ltd. ............................................          1
   800  Pitney Bowes, Inc. ..........................................         51
                                                                        --------
                                                                              82
                                                                        --------

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Oil & Gas Exploration, Production, & Services (6.6%):
    100 Amerada Hess Corp. ..........................................   $      6
    100 Anadarko Petroleum...........................................          4
    200 Apache Corp. ................................................          8
    400 Ashland, Inc. ...............................................         15
  1,800 Atlantic Richfield Co. ......................................        162
  1,852 Baker Hughes, Inc. ..........................................         64
    500 Burlington Resources, Inc. ..................................         22
  1,800 Chevron Corp. ...............................................        164
  7,300 Exxon Corp. .................................................        580
  1,200 Halliburton Co. .............................................         55
    200 Helmerich & Payne, Inc. .....................................          5
    510 Kerr-McGee Corp. ............................................         26
  3,500 Mobil Corp. .................................................        358
    500 Occidental Petroleum Corp. ..................................         10
  1,400 Phillips Petroleum Co. ......................................         72
    200 Rowan Cos., Inc. (b).........................................          4
  6,000 Royal Dutch Petroleum Co. ...................................        367
  2,400 Schlumberger Ltd. ...........................................        145
  2,800 Texaco, Inc. ................................................        174
    500 Union Pacific Resources Group................................          9
  1,700 USX-Marathon Group...........................................         52
                                                                        --------
                                                                           2,302
                                                                        --------
 Packaging (0.1%):
    300 Crown Cork & Seal, Inc. .....................................          9
    200 Sealed Air Corp. (b).........................................         13
                                                                        --------
                                                                              22
                                                                        --------
 Pharmaceuticals (8.9%):
  4,900 Abbott Laboratories..........................................        210
  4,200 American Home Products Corp. ................................        214
  1,400 Baxter International, Inc. ..................................         96
  6,500 Bristol-Myers Squibb Co. ....................................        432
  4,300 Eli Lilly & Co. .............................................        282
  3,800 Johnson & Johnson............................................        350
  7,600 Merck & Co., Inc. ...........................................        515
 11,700 Pfizer, Inc. ................................................        397
  2,000 Pharmacia & Upjohn, Inc. ....................................        108
  5,400 Schering-Plough Corp. .......................................        265
  2,800 Warner-Lambert Co. ..........................................        185
    500 Watson Pharmaceuticals, Inc. (b).............................         17
                                                                        --------
                                                                           3,071
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Photography & Imaging (0.3%):
  1,300 Eastman Kodak Co. ...........................................   $     90
    100 Polaroid Corp. ..............................................          2
                                                                        --------
                                                                              92
                                                                        --------
 Railroads (0.5%):
  2,600 Burlington Northern Santa Fe.................................         84
    600 CSX Corp. ...................................................         29
    600 Kansas City Southern Industries..............................         33
  1,000 Norfolk Southern Corp. ......................................         29
                                                                        --------
                                                                             175
                                                                        --------
 Restaurants (0.2%):
  1,600 McDonald's Corp. ............................................         67
    400 Tricon Global Restaurants (b)................................         16
                                                                        --------
                                                                              83
                                                                        --------
 Retail (4.4%):
    800 Best Buy, Inc. (b)...........................................         60
  1,000 Circuit City Stores, Inc. ...................................         47
  2,300 CVS Corp. ...................................................        114
  1,600 Dayton Hudson Corp. .........................................        104
    300 Dillard's, Inc., Class A.....................................          9
  3,000 Gap, Inc. ...................................................        140
  2,300 Home Depot, Inc. ............................................        147
    400 Ikon Office Solutions........................................          5
    900 Kohls Corp. (b)..............................................         68
    100 Longs Drug Stores Corp. .....................................          3
  1,700 May Department Stores Co. ...................................         66
    400 Nordstrom, Inc. .............................................         13
    100 Pep Boys Manny, Moe & Jack...................................          2
    200 Rite Aid.....................................................          4
  2,200 Staples, Inc. (b)............................................         64
    600 Supervalu, Inc. .............................................         14
    900 Tandy Corp. .................................................         46
  1,700 TJX Co., Inc. ...............................................         56
    300 Toys 'R' Us, Inc. (b)........................................          5
 13,000 Wal-Mart Stores, Inc. .......................................        549
                                                                        --------
                                                                           1,516
                                                                        --------
 Semiconductors (3.4%):
    400 Advanced Micro Devices, Inc. (b).............................          7
  1,500 Applied Materials, Inc. (b)..................................        108
 11,100 Intel Corp. .................................................        765
    200 KLA-Tencor Corp. (b).........................................         14

                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Semiconductors, continued:
 1,000  Micron Technology, Inc. (b)..................................   $     62
   900  National Semiconductor Corp. (b).............................         22
 1,400  Texas Instruments, Inc. .....................................        202
                                                                        --------
                                                                           1,180
                                                                        --------
 Steel (0.0%):
   100  Bethlehem Steel Corp. (b)....................................          1
   100  Nucor Corp. .................................................          5
   100  Timken Co. ..................................................          2
   100  Worthington Industries, Inc. ................................          1
                                                                        --------
                                                                               9
                                                                        --------
 Telecommunications--Equipment (3.4%):
   900  General Instrument Corp. ....................................         41
 9,750  Lucent Technologies, Inc. ...................................        634
 2,200  Motorola, Inc. ..............................................        201
 1,900  Nortel Networks Corp. .......................................        168
   400  Scientific-Atlanta, Inc. ....................................         15
 1,800  Tellabs, Inc. (b)............................................        111
                                                                        --------
                                                                           1,170
                                                                        --------
 Telecommunications--Wireless (0.4%):
   200  Andrew Corp. (b).............................................          4
 1,250  Sprint Corp. PCS.............................................         76
   200  Vodafone Airtouch PLC........................................         42
                                                                        --------
                                                                             122
                                                                        --------
 Tobacco (0.9%):
 7,800  Philip Morris Companies, Inc. ...............................        290
   500  UST, Inc. ...................................................         16
                                                                        --------
                                                                             306
                                                                        --------
 Tobacco Holdings (0.0%):
   533  RJ Reynolds..................................................         15
                                                                        --------
 Toys/Games/Hobbies (0.1%):
   550  Hasbro, Inc. ................................................         14
   300  Mattel, Inc. ................................................          7
                                                                        --------
                                                                              21
                                                                        --------
 Transportation & Shipping (0.0%):
   200  USX U.S. Steel Group.........................................          5
                                                                        --------
 Transportation Leasing & Trucking (0.0%):
   200  Ryder System, Inc. ..........................................          5
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Enhanced Market Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)


                                   Security                              Market
 Shares                          Description                             Value
 ------ -------------------------------------------------------------   --------

 Common Stocks, continued:
 Utilities--Electric & Gas (1.6%):
   500  American Electric Power Co. .................................   $     18
   400  Carolina Power & Light Co. ..................................         16
   600  Central & South West Corp. ..................................         13
   400  Cinergy Corp. ...............................................         12
   300  CMS Energy Corp. ............................................         11
   700  Consolidated Edison, Inc. ...................................         30
   400  Constellation Energy Group...................................         12
   500  Dominion Resources, Inc. ....................................         22
   400  DTE Energy Co. ..............................................         16
 1,000  Duke Energy Corp. ...........................................         52
   900  Edison International.........................................         23
   700  Entergy Corp. ...............................................         21
   600  Firstenergy Corp. ...........................................         17
   500  FPL Group, Inc. .............................................         27
   300  GPU Inc. ....................................................         12
   300  New Century Energies, Inc. ..................................         10
   400  Northern States Power Co. ...................................          9
   450  P.P. & L. Resources, Inc. ...................................         13
   800  Pacificorp...................................................         15
   600  Peco Energy Co. .............................................         25
   100  Peoples Energy Corp. ........................................          4
 1,100  PG&E Corp. ..................................................         35
   600  Public Service Enterprise Group, Inc. .......................         24
   800  Reliant Energy, Inc. ........................................         22
 1,900  Southern Co. ................................................         50
   800  Texas Utilities Co. .........................................         34
   600  Unicom Corp. ................................................         24
                                                                        --------
                                                                             567
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Utilities--Telecommunications (7.0%):
    3,600  Ameritech Corp. ..........................................   $    264
    7,432  AT&T Corp. ...............................................        385
    2,500  BellAtlantic Corp. .......................................        159
    7,400  BellSouth Corp. ..........................................        355
      700  Centurytel, Inc. .........................................         30
      300  Frontier Corp. ...........................................         17
    3,200  GTE Corp. ................................................        236
    4,300  MCI WorldCom, Inc. (b)....................................        355
    5,500  SBC Communications, Inc. .................................        315
    2,500  Sprint Corp. .............................................        129
    2,600  U.S. West, Inc. ..........................................        149
                                                                        --------
                                                                           2,394
                                                                        --------
  Total Common Stocks                                                     31,661
                                                                        --------
 Investment Companies (2.8%):
  979,724  AmSouth Prime Obligations Fund............................        980
    5,326  AmSouth U.S. Treasury Fund................................          5
                                                                        --------
  Total Investment Companies                                                 985
                                                                        --------
 U.S. Treasury Notes (2.9%):
  $ 1,000  6.38%, 1/15/00 (c)........................................      1,005
                                                                        --------
  Total U.S. Treasury Notes                                                1,005
                                                                        --------
  Total (Cost $31,089) (a)                                              $ 33,651
                                                                        ========

--------
Percentages indicated are based on net assets of $34,770.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $21. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation....... $ 3,697
   Unrealized depreciation.......  (1,156)
                                  -------
   Net unrealized appreciation... $ 2,541
                                  =======

(b) Represents non-income producing securities.

(c) All or part of this security has been pledged as collateral as of July 31, 1999.

                                                                    Unrealized
                      # of Contracts Contract Value Expiration Date Gain/(Loss)
                      -------------- -------------- --------------- -----------
S&P 500 Stock Index..        9           $2,997         9/17/99        (130)

The aggregate market value of securities pledged to cover margin requirements for open futures positions at July 31, 1999 was $169.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Capital Growth Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

                                    Security                             Market
 Shares                           Description                             Value
 ------  -------------------------------------------------------------   -------
 Common Stocks (96.8%):
 Advertising (1.6%):
   9,000 Omnicom Group, Inc. .........................................   $   638
                                                                         -------
 Banking (4.4%):
  12,300 Commerce Bancshares, Inc.....................................       497
  15,000 SouthTrust Corp..............................................       551
  10,692 SunTrust Banks, Inc..........................................       689
                                                                         -------
                                                                           1,737
                                                                         -------
 Beverages (1.6%):
   8,100 Anheuser-Busch Co., Inc. ....................................       639
                                                                         -------
 Broadcasting/Cable (1.9%):
  20,400 Cox Communications Inc., Class A (b).........................       764
                                                                         -------
 Brokerage Services (4.3%):
  17,000 Lehman Brothers Holdings, Inc................................       914
   8,800 Morgan Stanley Dean Witter & Co..............................       793
                                                                         -------
                                                                           1,707
                                                                         -------
 Chemicals (1.4%):
  14,500 Monsanto Co. ................................................       567
                                                                         -------
 Computer Hardware (2.7%):
  11,400 Apple Computer, Inc. (b).....................................       635
   6,400 Sun Microsystems, Inc. (b)...................................       434
                                                                         -------
                                                                           1,069
                                                                         -------
 Computer Software (5.7%):
  30,000 Compuware Corp. (b)..........................................       833
  16,800 Microsoft Corp. (b)..........................................     1,441
                                                                         -------
                                                                           2,274
                                                                         -------
 Diversified Manufacturing (7.0%):
  12,300 General Electric Co..........................................     1,341
  14,200 Tyco International Ltd. .....................................     1,387
                                                                         -------
                                                                           2,728
                                                                         -------
 Electronic Components (2.5%):
  20,000 LSI Logic Corp. (b)..........................................     1,006
                                                                         -------
 Financial Services (1.7%):
   7,450 Providian Financial..........................................       678
                                                                         -------
 Food Products & Services (2.0%):
  19,000 Nabisco Holdings Corp........................................       791
                                                                         -------

                                    Security                             Market
 Shares                           Description                             Value
 ------  -------------------------------------------------------------   -------
 Common Stocks, continued:
 Household Products/Wares (1.7%):
   6,100 Clorox Corp..................................................   $   683
                                                                         -------
 Insurance (1.6%):
  14,000 AFLAC, Inc...................................................       649
                                                                         -------
 Internet Software (4.1%):
   5,000 America Online, Inc. (b).....................................       476
  13,000 Earthlink Network, Inc. (b)..................................       628
  16,000 Mindspring Enterprises, Inc. (b).............................       537
                                                                         -------
                                                                           1,641
                                                                         -------
 Medical Supplies (1.3%):
   7,100 Medtronic, Inc...............................................       512
                                                                         -------
 Newspapers (1.9%):
  14,000 Knight-Ridder, Inc. .........................................       751
                                                                         -------
 Oil & Gas Exploration, Production, & Services (6.9%):
  12,000 Phillips Petroleum Co. ......................................       616
  11,400 Royal Dutch Petroleum Co.....................................       695
  12,700 Texaco, Inc..................................................       792
  15,000 Unocal Corp. ................................................       595
                                                                         -------
                                                                           2,698
                                                                         -------
 Pharmaceuticals (9.3%):
  13,100 Bristol-Myers Squibb Co. ....................................       871
   9,900 Eli Lilly & Co. .............................................       650
  12,000 Pharmacia & Upjohn, Inc. ....................................       646
  17,000 Schering-Plough Corp.........................................       833
   9,900 Warner-Lambert Co. ..........................................       653
                                                                         -------
                                                                           3,653
                                                                         -------
 Retail (12.9%):
  18,000 Abercrombie & Fitch Co. (b)..................................       747
  31,000 Bed Bath & Beyond, Inc. (b)..................................     1,053
  14,000 Best Buy, Inc. (b)...........................................     1,045
  15,750 Gap, Inc.....................................................       736
  12,100 Home Depot, Inc..............................................       772
  17,000 Wal-Mart Stores, Inc.........................................       718
                                                                         -------
                                                                           5,071
                                                                         -------
 Semiconductors (5.3%):
  15,000 Applied Materials, Inc. (b)..................................     1,079
  15,000 KLA-Tencor Corp. (b).........................................     1,016
                                                                         -------
                                                                           2,095
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Capital Growth Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

                                    Security                             Market
 Shares                           Description                             Value
 ------  -------------------------------------------------------------   -------
 Common Stocks, continued:
 Telecommunications--Equipment (7.5%):
  14,400 Lucent Technologies, Inc.....................................   $   937
 175,000 Paging Network, Inc. (b).....................................       941
  29,000 Scientific-Atlanta, Inc. ....................................     1,058
                                                                         -------
                                                                           2,936
                                                                         -------
 Telecommunications--Wireless (3.1%):
  23,000 Nextel Communications, Inc. (b)..............................     1,232
                                                                         -------

--------
Percentages indicated are based on net assets of $39,558.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $8. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation............................................. $ 5,523
   Unrealized depreciation.............................................  (1,592)
                                                                        -------
   Net unrealized appreciation......................................... $ 3,931
                                                                        =======

(b) Represents non-income producing securities.

                                    Security                             Market
 Shares                           Description                             Value
 ------  -------------------------------------------------------------   -------
 Common Stocks, continued:
 Utilities--Telecommunications (4.4%):
  21,225 Centurytel, Inc..............................................   $   907
  16,400 Sprint Corp..................................................       848
                                                                         -------
                                                                           1,755
                                                                         -------
  Total Common Stocks                                                     38,274
                                                                         -------
  Total (Cost $34,335) (a)                                               $38,274
                                                                         =======

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Select Equity Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

                                    Security                             Market
 Shares                           Description                             Value
 ------  -------------------------------------------------------------   -------
 Common Stocks (97.9%):
 Business Services (4.8%):
  27,300 Automatic Data Processing, Inc...............................   $ 1,094
                                                                         -------
 Commercial Services (0.4%):
   3,906 Gartner Group, Inc. (b)......................................        84
                                                                         -------
 Consumer Goods (4.2%):
  32,600 American Greetings Corp., Class A............................       958
                                                                         -------
 Electrical Equipment (10.7%):
  58,700 Hubbell Harvey, Inc., Class B................................     2,421
                                                                         -------
 Electronic Components/ Instruments (10.3%):
  38,900 Emerson Electric Co..........................................     2,322
                                                                         -------
 Financial Services (11.3%):
  33,700 Dun & Bradstreet Corp........................................     1,070
  27,300 H & R Block, Inc.............................................     1,492
                                                                         -------
                                                                           2,562
                                                                         -------
 Food Distributors & Wholesalers (4.9%):
  33,600 SYSCO Corp...................................................     1,098
                                                                         -------
 Food Processing & Packaging (6.6%):
  36,900 Ralston Purina Co............................................     1,105
  15,600 Smuckers Co., Class A........................................       377
                                                                         -------
                                                                           1,482
                                                                         -------
 Food Products, Processing & Packaging (3.9%):
  15,100 Hershey Foods Corp...........................................       876
                                                                         -------
 Health Care Services (3.7%):
  30,000 IMS Health, Inc..............................................       836
                                                                         -------
 Machinery & Equipment (4.2%):
  10,100 Briggs & Stratton Corp.......................................       608
  10,000 Snap-On, Inc.................................................       350
                                                                         -------
                                                                             958
                                                                         -------

--------
Percentages indicated are based on net assets of $22,611.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation............................................. $ 2,628
   Unrealized depreciation.............................................  (1,247)
                                                                        -------
   Net unrealized appreciation......................................... $ 1,381
                                                                        =======

(b) Represents non-income producing securities.

                                    Security                             Market
 Shares                           Description                             Value
 ------  -------------------------------------------------------------   -------
 Common Stocks, continued:
 Media (1.8%):
  12,833 Nielsen Media Research (b)...................................   $   417
                                                                         -------
 Newspapers (8.3%):
  17,000 Gannett Co., Inc. ...........................................     1,227
   8,000 Lee Enterprises..............................................       244
     700 Washington Post, Class B.....................................       396
                                                                         -------
                                                                           1,867
                                                                         -------
 Office Equipment & Services (4.7%):
  16,800 Pitney Bowes, Inc............................................     1,069
                                                                         -------
 Pharmaceuticals (8.2%):
  27,900 Bristol-Myers Squibb Co. ....................................     1,855
                                                                         -------
 Pollution Control Services & Equipment (3.6%):
  31,760 Waste Management, Inc........................................       812
                                                                         -------
 Restaurants (5.4%):
  29,500 McDonald's Corp..............................................     1,230
                                                                         -------
 Tobacco (0.9%):
   5,500 Philip Morris Companies, Inc.................................       205
                                                                         -------
  Total Common Stocks                                                     22,146
                                                                         -------
 Investment Companies (1.5%):
 337,441 AmSouth Prime Obligations Fund...............................       337
                                                                         -------
  Total Investment Companies                                                 337
                                                                         -------
  Total (Cost $21,102) (a)                                               $22,483
                                                                         =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Regional Equity

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

                                     Security                            Market
 Shares                            Description                            Value
 ------    -----------------------------------------------------------   -------
 Common Stocks (98.0%):
 Apparel (2.1%):
    90,000 Russell Corp...............................................   $ 1,727
                                                                         -------
 Automotive Parts (5.6%):
   100,000 Discount Auto Parts, Inc. (b)..............................     2,238
    75,000 Genuine Parts Co. .........................................     2,329
                                                                         -------
                                                                           4,567
                                                                         -------
 Banking (9.7%):
    40,000 Bank of America Corp.......................................     2,654
    30,000 First American Corp.-Tenn..................................     1,260
    50,000 First Union Corp. .........................................     2,300
    40,000 Union Planters Corp........................................     1,773
                                                                         -------
                                                                           7,987
                                                                         -------
 Building Materials (3.0%):
   275,000 Interface, Inc.............................................     2,458
                                                                         -------
 Commercial Services (5.5%):
    60,000 Equifax, Inc...............................................     1,973
   175,000 Modis Professional Services (b)............................     2,537
                                                                         -------
                                                                           4,510
                                                                         -------
 Construction--Manufactured Homes (2.9%):
   225,000 Clayton Homes, Inc.........................................     2,363
                                                                         -------
 Diversified Manufacturing (0.8%):
    55,000 Walter Industries, Inc. (b)................................       694
                                                                         -------
 Food Processing & Packaging (3.8%):
    90,000 Flowers Industries, Inc....................................     1,502
   110,000 Lance, Inc.................................................     1,616
                                                                         -------
                                                                           3,118
                                                                         -------
 Forest & Paper Products (5.5%):
    80,000 Caraustar Industries, Inc. ................................     1,990
    70,000 Fort James Corp. ..........................................     2,555
                                                                         -------
                                                                           4,545
                                                                         -------
 Furniture (3.7%):
   230,000 Heilig-Myers Co............................................     1,668
    40,000 Winsloew Furniture, Inc. (b)...............................     1,345
                                                                         -------
                                                                           3,013
                                                                         -------
 Health Care (5.1%):
   340,000 HEALTHSOUTH Corp. (b)......................................     4,165
                                                                         -------

                                     Security                            Market
 Shares                            Description                            Value
 ------    -----------------------------------------------------------   -------
 Common Stocks, continued:
 Manufacturing (2.7%):
   105,000 Wolverine Tube, Inc. (b)...................................   $ 2,192
                                                                         -------
 Medical Services (6.5%):
   125,000 Coventry Health Care, Inc. (b).............................     1,383
   310,000 Health Management Assoc., Inc., Class A (b)................     2,557
   170,000 MedPartners, Inc. (b)......................................     1,423
                                                                         -------
                                                                           5,363
                                                                         -------
 Office Equipment & Services (1.8%):
    50,000 Harris Corp................................................     1,516
                                                                         -------
 Oil & Gas Exploration, Production, & Services (5.1%):
    45,000 Burlington Resources, Inc..................................     1,988
    10,000 Mobil Corp.................................................     1,023
    20,000 Schlumberger Ltd...........................................     1,211
                                                                         -------
                                                                           4,222
                                                                         -------
 Printing (1.5%):
    60,000 John H. Harland Co.........................................     1,208
                                                                         -------
 Railroads (2.7%):
    75,000 Norfolk Southern Corp......................................     2,194
                                                                         -------
 Restaurants (2.4%):
   130,000 CRBL Group, Inc............................................     1,966
                                                                         -------
 Retail (7.6%):
   285,000 Hancock Fabrics, Inc.......................................     1,443
    85,000 Office Depot, Inc. (b).....................................     1,594
    60,000 Saks, Inc. (b).............................................     1,380
   275,000 Stein-Mart, Inc. (b).......................................     1,829
                                                                         -------
                                                                           6,246
                                                                         -------
 Steel (2.9%):
    50,000 Nucor Corp.................................................     2,425
                                                                         -------
 Telecommunications--Equipment (1.8%):
    40,000 Scientific-Atlanta, Inc....................................     1,460
                                                                         -------
 Transportation (5.2%):
   165,000 Offshore Logistics, Inc. (b)...............................     2,001
    70,000 Tidewater, Inc.............................................     2,314
                                                                         -------
                                                                           4,315
                                                                         -------
 Transportation Leasing & Trucking (2.6%):
    90,000 Ryder System, Inc..........................................     2,121
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Regional Equity

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

                                     Security                            Market
 Shares                            Description                            Value
 ------    -----------------------------------------------------------   -------
 Common Stocks, continued:
 Utilities-Electric & Gas (4.9%):
    50,000 Florida Progress Corp. ....................................   $ 2,047
    75,000 Southern Co................................................     1,983
                                                                         -------
                                                                           4,030
                                                                         -------
 Utilities-Telecommunications (2.6%):
    45,000 BellSouth Corp.............................................     2,160
                                                                         -------
  Total Common Stocks                                                     80,565
                                                                         -------

--------
Percentages indicated are based on net assets of $82,261.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net appreciation of securities as follows:

   Unrealized appreciation............................................. $20,404
   Unrealized depreciation.............................................  (7,851)
                                                                        -------
   Net unrealized appreciation......................................... $12,553
                                                                        =======

(b) Represents non-income producing securities.

                                     Security                            Market
 Shares                            Description                            Value
 ------    -----------------------------------------------------------   -------
 Investment Companies (2.0%):
 1,655,457 AmSouth Prime Obligations Fund.............................   $ 1,655
     2,829 AmSouth U.S. Treasury Fund.................................         3
                                                                         -------
  Total Investment Companies                                               1,658
                                                                         -------
  Total (Cost $69,670) (a)                                               $82,223
                                                                         =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Small Cap Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks (95.3%):
 Airlines (0.6%):
  22,900   Airtran Holdings, Inc. (b).................................   $   147
                                                                         -------
 Automotive (5.6%):
  28,900   Copart, Inc. (b)...........................................       694
  24,150   Monaco Coach Corp. (b).....................................       638
                                                                         -------
                                                                           1,332
                                                                         -------
 Commercial Services (3.1%):
  23,100   Dollar Thrifty Automotive Group (b)........................       497
   7,500   Plexus Corp. (b)...........................................       240
                                                                         -------
                                                                             737
                                                                         -------
 Computer Software (7.1%):
   3,500   Computer Network Tech Co. (b)..............................        51
  12,900   Credence Systems Corp. (b).................................       535
  21,900   Handleman Co. (b)..........................................       245
  10,800   Mercury Interactive Corp. (b)..............................       498
  12,600   Pinnacle Systems, Inc (b)..................................       367
                                                                         -------
                                                                           1,696
                                                                         -------
 Computers & Peripherals (9.5%):
  17,400   Cybex Computer Products Corp. (b)..........................       463
   5,600   Kronos, Inc. (b)...........................................       271
   8,000   Lam Research Corp. (b).....................................       443
  46,100   Sybase, Inc. (b)...........................................       473
  11,600   Verity, Inc. (b)...........................................       575
                                                                         -------
                                                                           2,225
                                                                         -------
 Construction (4.5%):
  10,900   Dycom Industries, Inc. (b).................................       520
  25,700   Insituform Technologies, Class A (b).......................       559
                                                                         -------
                                                                           1,079
                                                                         -------
 Construction--Manufactured Homes (2.1%):
  18,000   Ryland Group, Inc. ........................................       502
                                                                         -------
 Diversified Manufacturing (3.3%):
  20,550   Labor Ready, Inc. (b)......................................       353
  27,600   WMS Industries, Inc. (b)...................................       425
                                                                         -------
                                                                             778
                                                                         -------

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks, continued:
 Electrical & Electronic (6.6%):
   8,900   Advanced Digital Info Corp. (b)............................   $   378
  18,400   Aeroflex, Inc. (b).........................................       348
   3,200   Cree Research, Inc. (b)....................................       198
  12,000   DII Group, Inc. (b)........................................       445
   9,400   Mentor Graphics Corp. (b)..................................        95
   1,400   Optical Coating Laboratory.................................       100
                                                                         -------
                                                                           1,564
                                                                         -------
 Entertainment (1.6%):
  40,000   Aztar Corp. (b)............................................       373
                                                                         -------
 Financial Services (4.8%):
  18,100   Hambrecht & Quist Group (b)................................       681
  13,400   Legg Mason, Inc. ..........................................       469
                                                                         -------
                                                                           1,150
                                                                         -------
 Food Processing & Packaging (2.1%):
  18,500   Foodmaker, Inc. (b)........................................       506
                                                                         -------
 Forest & Paper Products (1.3%):
  19,000   Longview Fibre Co. ........................................       310
                                                                         -------
 Health Care (5.4%):
  17,500   Cytyc Corp. (b)............................................       431
  19,000   Hooper Holmes, Inc. .......................................       375
   8,800   Infocure Corp. (b).........................................       472
                                                                         -------
                                                                           1,278
                                                                         -------
 Household Products/Wares (2.8%):
  12,700   Fossil, Inc. (b)...........................................       667
                                                                         -------
 Machinery--Construction (0.9%):
   6,600   Astec Industries, Inc. (b).................................       225
                                                                         -------
 Machinery--Diversified (0.4%):
   1,600   Tecumseh Products, Inc. ...................................       103
                                                                         -------
 Media (1.8%):
  11,550   Valassis Communications, Inc. (b)..........................       430
                                                                         -------
 Medical Services (2.4%):
  13,100   Medquist, Inc. (b).........................................       568
                                                                         -------
 Office Equipment & Services (1.0%):
   7,000   Clarify, Inc. (b)..........................................       231
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Small Cap Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks, continued:
 Oil & Gas Exploration, Production, & Services (4.1%):
  15,100   Basin Exploration, Inc. (b)................................   $   317
  26,500   Forest Oil Corp. (b).......................................       394
   8,700   Syncor International Corp. (b).............................       258
                                                                         -------
                                                                             969
                                                                         -------
 Pharmaceuticals (6.7%):
  11,000   Chirex, Inc. (b)...........................................       360
  19,400   King Pharmaceuticals, Inc. (b).............................       526
  14,850   Priority Healthcare Corp. Class B (b)......................       717
                                                                         -------
                                                                           1,603
                                                                         -------
 Retail (1.8%):
  11,300   American Eagle Outfitters (b)..............................       436
                                                                         -------
 Technology (2.3%):
   1,600   Cohu, Inc..................................................        66
  10,900   Integrated Device Tech, Inc. (b)...........................       142
  23,500   International Rectifier Corp. (b)..........................       340
                                                                         -------
                                                                             548
                                                                         -------
 Telecommunications (2.0%):
  31,700   InterVoice, Inc. (b).......................................       479
                                                                         -------

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks, continued:
 Telecommunications--Equipment (7.4%):
    6,700  American Xtal Technology, Inc. (b).........................   $   206
   17,200  ANTEC Corp. (b)............................................       721
   24,100  Commscope, Inc. (b)........................................       825
                                                                         -------
                                                                           1,752
                                                                         -------
 Transportation Leasing & Trucking (4.1%):
   29,000  American Freightways Corp. (b).............................       696
    5,600  US Freightways Corp. ......................................       277
                                                                         -------
                                                                             973
                                                                         -------
  Total Common Stocks                                                     22,661
                                                                         -------
 U.S. Treasury Bills (2.1%):
  $   500  9/16/99....................................................       497
                                                                         -------
  Total U.S. Treasury Bills                                                  497
                                                                         -------
 Investment Companies (3.6%):
  861,416  AmSouth Prime Obligations Fund.............................       861
                                                                         -------
  Total Investment Companies                                                 861
                                                                         -------
  Total (Cost $21,396) (a)                                               $24,019
                                                                         =======

--------
Percentages indicated are based on net assets of $23,779.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $20. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......... $3,149
   Unrealized depreciation.........   (546)
                                    ------
   Net unrealized appreciation..... $2,603
                                    ======

(b) Represents non-income producing securities.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------  ---------------------------------------------------------   --------
 Common Stocks (48.1%):
 Apparel (0.3%):
    140,000 Phillips-Van Heusen Corp.................................   $  1,190
                                                                        --------
 Automotive (0.7%):
     55,000 Ford Motor Co............................................      2,674
                                                                        --------
 Automotive Parts (1.0%):
    101,000 Arvin Industries, Inc....................................      3,775
                                                                        --------
 Banking (3.1%):
     50,000 Bank of America Corp.....................................      3,319
     20,000 Bank One Corp............................................      1,091
     40,000 First Union Corp. .......................................      1,840
    150,000 Washington Mutual, Inc...................................      5,147
                                                                        --------
                                                                          11,397
                                                                        --------
 Beverages (0.8%):
     70,000 Diageo PLC ADR...........................................      2,870
                                                                        --------
 Business Services (1.0%):
    160,000 Reynolds & Reynolds Co., Class A.........................      3,760
                                                                        --------
 Chemicals-Speciality (1.8%):
    230,000 Engelhard Corp...........................................      5,132
    100,000 M.A. Hanna Co. ..........................................      1,600
                                                                        --------
                                                                           6,732
                                                                        --------
 Computer Hardware (0.5%):
     15,000 IBM Corp. ...............................................      1,885
                                                                        --------
 Computers & Peripherals (1.3%):
    410,000 Cabletron Systems, Inc. (b)..............................      4,946
                                                                        --------
 Consumer Goods (0.7%):
     95,000 American Greetings Corp., Class A........................      2,791
                                                                        --------
 Electrical & Electronic (0.4%):
     32,000 Avnet, Inc...............................................      1,568
                                                                        --------
 Financial Services (0.9%):
    110,000 Dun & Bradstreet Corp....................................      3,493
                                                                        --------
 Food Processing & Packaging (1.3%):
     20,000 Dole Food, Inc...........................................        528
    140,000 Sara Lee Corp............................................      3,079
     56,000 Universal Foods Corp. ...................................      1,222
                                                                        --------
                                                                           4,829
                                                                        --------

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------  ---------------------------------------------------------   --------
 Common Stocks, continued:
 Forest & Paper Products (3.2%):
     15,000 Champion International Corp..............................   $    776
     75,000 International Paper Co...................................      3,834
     50,000 Weyerhauser Co. .........................................      3,234
     90,000 Willamette Industries, Inc...............................      4,051
                                                                        --------
                                                                          11,895
                                                                        --------
 Health Care (1.4%):
     40,000 Aetna, Inc. .............................................      3,280
     33,000 United Healthcare Corp...................................      2,013
                                                                        --------
                                                                           5,293
                                                                        --------
 Household Products/Wares (1.0%):
     90,000 Newell Rubbermaid, Inc. .................................      3,893
                                                                        --------
 Insurance (2.3%):
      5,000 Chubb Corp. .............................................        299
     60,000 Marsh & McLennan Cos., Inc. .............................      4,560
    120,000 St. Paul Cos., Inc.......................................      3,735
                                                                        --------
                                                                           8,594
                                                                        --------
 Manufacturing (0.2%):
     31,000 Kennametal, Inc. ........................................        748
                                                                        --------
 Medical Supplies (1.7%):
     85,000 C.R. Bard, Inc...........................................      4,133
     80,000 DENTSPLY International, Inc..............................      2,165
                                                                        --------
                                                                           6,298
                                                                        --------
 Metals & Mining (0.2%):
     40,000 Barrick Gold Corp........................................        743
                                                                        --------
 Newspapers (1.6%):
     30,000 Dow Jones & Co., Inc.....................................      1,496
     60,000 Gannett Co., Inc. .......................................      4,335
                                                                        --------
                                                                           5,831
                                                                        --------
 Oil & Gas Exploration, Production, & Services (8.1%):
     40,000 Atlantic Richfield Co....................................      3,603
     75,000 Burlington Resources, Inc................................      3,314
     90,000 Kerr-McGee Corp..........................................      4,634
     50,000 Noble Affiliates.........................................      1,463
    115,000 Sunoco, Inc..............................................      3,508
     80,000 Texaco, Inc..............................................      4,984

                                   Continued

AMSOUTH MUTUAL FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------  ---------------------------------------------------------   --------
 Common Stocks, continued:
 Oil & Gas Exploration, Production, & Services, continued:
    190,000 Ultramar Diamond Shamrock Corp...........................   $  4,488
    130,000 USX-Marathon Group.......................................      3,949
                                                                        --------
                                                                          29,943
                                                                        --------
 Packaging (0.5%):
     60,000 Crown Cork & Seal, Inc. .................................      1,759
                                                                        --------
 Pharmaceuticals (2.7%):
     40,000 American Home Products Corp. ............................      2,040
     60,000 Baxter International, Inc. ..............................      4,121
     70,000 Pharmacia & Upjohn, Inc. ................................      3,767
                                                                        --------
                                                                           9,928
                                                                        --------
 Pollution Control Services & Equipment (0.5%):
     70,000 Waste Management, Inc. ..................................      1,789
                                                                        --------
 Railroads (0.8%):
     60,000 CSX Corp.................................................      2,906
                                                                        --------
 Retail (4.1%):
     70,000 CVS Corp.................................................      3,483
     18,000 Dayton Hudson Corp. .....................................      1,164
    105,000 Dillard's, Inc., Class A.................................      3,235
    105,000 May Department Stores Co. ...............................      4,061
     30,000 The Limited, Inc. .......................................      1,371
     46,000 Wal-Mart Stores, Inc. ...................................      1,944
                                                                        --------
                                                                          15,258
                                                                        --------
 Temporary Services (0.2%):
    100,000 Olsten Corp. ............................................        844
                                                                        --------
 Transportation Leasing & Trucking (1.4%):
    105,000 Ryder System, Inc. ......................................      2,474
     55,000 US Freightways Corp. ....................................      2,716
                                                                        --------
                                                                           5,190
                                                                        --------
 Utilities-Electric & Gas (2.0%):
    130,000 Constellation Energy Group...............................      3,810
     10,000 New Century Energies, Inc. ..............................        347
    120,000 Southern Co. ............................................      3,173
                                                                        --------
                                                                           7,330
                                                                        --------

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------  ---------------------------------------------------------   --------
 Common Stocks, continued:
 Utilities-Telecommunications (2.4%):
     35,000 AT&T Corp................................................   $  1,818
     70,000 BellAtlantic Corp. ......................................      4,462
     57,000 BellSouth Corp...........................................      2,736
                                                                        --------
                                                                           9,016
                                                                        --------
  Total Common Stocks                                                    179,168
                                                                        --------
 Corporate Bonds (24.6%):
 Appliances (0.1%):
 $      500 Whirlpool Corp., 9.50%, 6/15/00..........................        514
                                                                        --------
 Automotive (0.2%):
        700 General Motors Corp., 9.63%, 12/1/00.....................        729
                                                                        --------
 Automotive-Finance (2.0%):
      2,500 Chrysler Financial Corp., 6.08%, 4/6/01..................      2,494
      2,000 General Motors Acceptance Corp., 6.00%, 2/1/02...........      1,970
      3,000 Toyota Motor Credit Corp.,
             5.50%, 9/17/01..........................................      2,951
                                                                        --------
                                                                           7,415
                                                                        --------
 Banking (3.7%):
        930 Bank of America Corp., 9.50%, 4/1/01.....................        975
      1,000 Bankers Trust Co., 9.50%, 6/14/00........................      1,028
      2,500 Mellon Financial Co., 6.30%, 6/1/00......................      2,507
      4,185 NationsBank Corp., 5.38%, 4/15/00........................      4,174
      2,000 SunTrust Banks, Inc., 7.38%, 7/1/06......................      2,040
      1,565 Wachovia Corp., 5.40%, 2/20/01...........................      1,545
      1,475 Wachovia Corp., 6.63%, 11/15/06..........................      1,440
                                                                        --------
                                                                          13,709
                                                                        --------
 Brokerage Services (1.9%):
      3,000 Bear Stearns & Co., Inc., 6.50%, 8/1/02..................      2,970
      2,000 Merrill Lynch & Co., Inc.,
             6.00%, 3/1/01...........................................      1,990
      2,000 Morgan Stanley Group, Inc.,
             8.10%, 6/24/02..........................................      2,070
                                                                        --------
                                                                           7,030
                                                                        --------
 Chemicals (0.8%):
      3,000 Monsanto Co., 6.00%, 7/1/00..............................      3,000
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------  ---------------------------------------------------------   --------
 Corporate Bonds, continued:
 Consumer Goods (0.5%):
 $    2,000 Procter & Gamble Co., 5.25%, 9/15/03.....................   $  1,913
                                                                        --------
 Diversified Manufacturing (0.7%):
      2,500 Avnet Inc., 6.45%, 8/15/03...............................      2,444
                                                                        --------
 Electronic Components/ Instruments (0.5%):
      2,000 Honeywell, Inc., 6.75%, 3/15/02..........................      2,018
                                                                        --------
 Farm Equipment (0.8%):
      3,000 John Deere Capital Corp.,
             5.85%, 1/15/01..........................................      2,981
                                                                        --------
 Financial Services (1.6%):
      4,000 Associates Corp. N. A., 6.75%, 7/15/01...................      4,020
      1,000 Commercial Credit Co., 7.88%, 7/15/04....................      1,041
      1,000 Pitney Bowes Credit Corp.,
             6.80%, 10/1/01..........................................      1,013
                                                                        --------
                                                                           6,074
                                                                        --------
 Food Products & Services (0.3%):
      1,000 H.J. Heinz Co., 6.75%, 10/15/99..........................      1,003
                                                                        --------
 Forest & Paper Products (0.3%):
      1,000 Mead Corp., 6.60%, 3/1/02................................        994
                                                                        --------
 Industrial Goods & Services (2.2%):
        500 Browning-Ferris Industries, Inc.,
             6.10%, 1/15/03..........................................        461
      2,000 Caterpillar Financial Services,
             6.02%, 4/15/02..........................................      1,974
      1,000 Dresser Industries, Inc., 6.25%, 6/1/00..................      1,003
      3,000 First Data Corp., 6.75%, 7/15/05.........................      2,988
      2,000 Illinois Tool Works, 5.75%, 3/1/09.......................      1,855
                                                                        --------
                                                                           8,281
                                                                        --------
 Insurance (0.4%):
      1,400 Capital Holding Corp., 9.20%, 4/17/01....................      1,462
        140 Chubb Corp., 8.75%, 11/15/99.............................        141
                                                                        --------
                                                                           1,603
                                                                        --------
 Newspapers (0.5%):
      2,000 Gannett Co., Inc., 5.85%, 5/1/00.........................      2,000
                                                                        --------

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------  ---------------------------------------------------------   --------
 Corporate Bonds, continued:
 Oil & Gas Exploration, Production, & Services (0.8%):
 $    1,550 BP America, Inc., 9.38%, 11/1/00.........................   $  1,612
      1,500 Conoco Inc., 6.35%, 4/15/09..............................      1,427
                                                                        --------
                                                                           3,039
                                                                        --------
 Pollution Control Services & Equipment (0.8%):
      1,000 Waste Management, Inc.,
             8.25%, 11/15/99.........................................      1,008
      2,000 Waste Management, Inc.,
             7.70%, 10/1/02..........................................      2,050
                                                                        --------
                                                                           3,058
                                                                        --------
 Retail (2.4%):
      2,000 J.C. Penney Co., Inc., 7.25%, 4/1/02.....................      2,018
      2,000 Sears, Roebuck and Co., 6.00%, 3/20/03...................      1,950
      3,000 Wal-Mart Stores, Inc., 5.85%, 6/1/00.....................      3,003
      2,000 Wal-Mart Stores, Inc., 6.75%, 5/15/02....................      2,024
                                                                        --------
                                                                           8,995
                                                                        --------
 Telecommunications--Equipment (0.5%):
      1,730 Lucent Technologies, Inc.,
             6.90%, 7/15/01..........................................      1,752
                                                                        --------
 Tools (0.6%):
      2,200 Stanley Works, 7.38%, 12/15/02...........................      2,258
                                                                        --------
 Utilities--Electric & Gas (2.1%):
      3,450 Duke Power Co., 7.00%, 6/1/00 ...........................      3,475
      1,275 Georgia Power Co., 6.13%, 9/1/99.........................      1,275
      2,000 Oklahoma Gas & Electric Co.,
             6.25%, 10/15/00.........................................      2,005
        900 Pennsylvania Power & Light Co.,
             6.00%, 6/1/00...........................................        899
                                                                        --------
                                                                           7,654
                                                                        --------
 Utilities--Telecommunications (0.9%):
      1,000 AT&T Corp., 7.13%, 1/15/02...............................      1,016
      2,200 BellSouth Telecommunications,
             6.00%, 6/15/02..........................................      2,173
                                                                        --------
                                                                           3,189
                                                                        --------
  Total Corporate Bonds                                                   91,653
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------  ---------------------------------------------------------   --------
 Municipal Bonds (1.0%):
 Illinois (1.0%):
 $    3,800 Chicago Public Building, 7.00%, 1/1/06...................   $  3,824
                                                                        --------
  Total Municipal Bonds                                                    3,824
                                                                        --------
 U.S. Government Agencies (7.7%):
 Fannie Mae (2.9%):
      2,400 5.50%, 2/2/01............................................      2,386
      5,000 6.21%, 11/07/07..........................................      4,877
      4,000 5.25%, 1/15/09...........................................      3,593
                                                                        --------
                                                                          10,856
                                                                        --------
 Freddie Mac (2.4%):
      7,000 5.83%, 2/9/06............................................      6,727
      2,000 7.10%, 4/10/07...........................................      2,058
                                                                        --------
                                                                           8,785
                                                                        --------
 Government National Mortgage Assoc. (2.4%):
      9,626 6.50%, 11/20/28..........................................      9,093
                                                                        --------
  Total U.S. Government Agencies                                          28,734
                                                                        --------

--------
Percentages indicated are based on net assets of $372,370.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $297. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation............................................. $62,726
   Unrealized depreciation.............................................  (7,819)
                                                                        -------
   Net unrealized appreciation......................................... $54,907
                                                                        =======

(b) Represents non-income producing securities.
ADR--American Depository Receipt
PLC--Public Limited Co.

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------  ---------------------------------------------------------   --------
 U.S. Treasury Bonds (3.0%):
 $   10,000 7.25%, 8/15/22...........................................   $ 11,075
                                                                        --------
  Total U.S. Treasury Bonds                                               11,075
                                                                        --------
 U.S. Treasury Securities (13.1%):
 Bonds (12.6%):
      9,600 5.88%, 11/15/05..........................................      9,526
      7,000 6.50%, 10/15/06..........................................      7,160
      6,000 7.50%, 11/15/16..........................................      6,693
     23,400 6.25%, 8/15/23...........................................     23,212
                                                                        --------
                                                                          46,591
                                                                        --------
 Notes (0.5%):
      2,000 6.13%, 8/15/07...........................................      2,004
                                                                        --------
  Total U.S. Treasury Securities                                          48,595
                                                                        --------
 Investment Companies (1.7%):
  6,220,560 AmSouth Prime Obligations Fund...........................      6,220
      2,512 AmSouth U.S. Treasury Fund...............................          3
                                                                        --------
  Total Investment Companies                                               6,223
                                                                        --------
  Total (Cost $314,068) (a)                                             $369,272
                                                                        ========

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Limited Maturity Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Corporate Bonds (79.6%):
 Automotive--Finance (9.3%):
 $   1,000 Chrysler Financial Corp., 6.08%, 4/6/01...................   $    998
     4,000 Ford Motor Credit Co., 8.20%, 2/15/02.....................      4,149
     3,500 General Motors Acceptance Corp., 6.75%, 2/7/02............      3,509
     2,000 Toyota Motor Credit Corp., 5.50%, 9/17/01.................      1,968
                                                                        --------
                                                                          10,624
                                                                        --------
 Banking (8.7%):
     3,000 Bank One Corp., 6.25%, 9/1/00.............................      3,003
     1,500 Firstar Bank, 6.25%, 12/1/02..............................      1,487
     2,000 NationsBank Corp., 5.38%, 4/15/00.........................      1,995
     2,500 NationsBank Corp., 5.70%, 9/11/00.........................      2,488
       900 Wachovia Bank, 6.30%, 3/15/01.............................        899
                                                                        --------
                                                                           9,872
                                                                        --------
 Brokerage Services (4.8%):
     3,500 Bear Stearns & Co., Inc., 6.50%, 8/1/02...................      3,465
     2,000 Dean Witter Discover & Co., 6.26%, 3/15/00................      2,005
                                                                        --------
                                                                           5,470
                                                                        --------
 Building Products (1.7%):
     2,000 Vulcan Materials Co., 5.75%, 4/1/04.......................      1,940
                                                                        --------
 Computers & Peripherals (0.9%):
     1,000 IBM Corp., 5.95%, 6/2/03..................................        981
                                                                        --------
 Consumer Goods (1.7%):
     2,000 Procter & Gamble Co., 5.25%, 9/15/03......................      1,913
                                                                        --------
 Electronic Components/ Instruments (0.8%):
       850 Honeywell, Inc., 6.75%, 3/15/02...........................        857
                                                                        --------
 Farm Equipment (2.6%):
     3,000 John Deere Capital Corp., 5.85%, 1/15/01..................      2,981
                                                                        --------
 Financial Services (16.7%):
     3,000 Ameritech Capital Funding, 6.13%, 10/15/01................      2,988
     4,200 Associates Corp. of North America, 6.63%, 5/15/01.........      4,210
       500 Beneficial Corp., 7.32%, 11/17/99.........................        502
     2,000 CIT Group Holdings, 6.38%, 10/1/02........................      1,983
     1,000 Citigroup, Inc., 6.13%, 6/15/00...........................      1,000

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Corporate Bonds, continued:
 Financial Services, continued:
 $   1,000 Commercial Credit Co., 8.26%, 11/1/01.....................   $  1,038
     2,500 General Electric Capital Corp., 6.15%, 11/5/01............      2,491
     2,500 Household Finance Co., 8.95%, 9/15/99.....................      2,508
     2,500 Household Netherlands, 6.20%, 12/1/03.....................      2,438
                                                                        --------
                                                                          19,158
                                                                        --------
 Food Products & Services (2.6%):
     1,000 Campbell Soup Co., 6.15%, 12/1/02.........................        996
     1,000 McDonald's Corp., 5.90%, 5/11/01..........................        995
     1,000 McDonald's Corp., 6.00%, 6/23/02..........................        990
                                                                        --------
                                                                           2,981
                                                                        --------
 Forest & Paper Products (0.9%):
     1,000 Mead Corp., 6.60%, 3/1/02.................................        994
                                                                        --------
 Health Care (1.7%):
     2,000 McKesson Corp., 6.88%, 3/1/02.............................      1,985
                                                                        --------
 Industrial Goods & Services (5.3%):
     2,000 Air Products & Chemicals, Inc., 8.35%, 1/15/02............      2,083
     1,000 Caterpillar Financial Services, 6.02%, 4/15/02............        988
     3,000 E. I. Dupont de Nemours & Co., 6.50%, 9/1/02..............      3,007
                                                                        --------
                                                                           6,078
                                                                        --------
 Insurance (5.8%):
     2,000 American General Finance, 5.75%, 11/01/03.................      1,923
     1,500 AON Corp., 6.88%, 10/1/99.................................      1,502
     1,000 St. Paul Cos., Inc., Series A, 6.17%, 1/15/01.............        996
     2,200 USLife Corp., 6.38%, 6/15/00..............................      2,199
                                                                        --------
                                                                           6,620
                                                                        --------
 Leasing (1.8%):
     2,000 USL Capital Corp., 8.13%, 2/15/00.........................      2,024
                                                                        --------
 Office Equipment & Services (1.2%):
     1,274 Xerox Corp., 8.13%, 4/15/02...............................      1,331
                                                                        --------
 Oil & Gas Exploration, Production, & Services (1.9%):
     2,200 Amoco Co., 6.25%, 10/15/04................................      2,178
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Limited Maturity Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Corporate Bonds, continued:
 Retail (3.9%):
 $   1,000 Sears, Roebuck and Co., 6.00%, 3/20/03....................   $    975
     3,500 Wal-Mart Stores, Inc., 5.85%, 6/1/00......................      3,504
                                                                        --------
                                                                           4,479
                                                                        --------
 Telecommunications (1.3%):
     1,500 AT&T Corp., 5.63%, 3/15/04................................      1,438
                                                                        --------
 Telecommunications--Equipment (0.9%):
     1,000 Lucent Technologies, Inc.,
            6.90%, 7/15/01...........................................      1,013
                                                                        --------
 Tools (0.9%):
       500 Stanley Works, 7.38%, 12/15/02............................        514
       500 Stanley Works, 5.75%, 3/1/04..............................        484
                                                                        --------
                                                                             998
                                                                        --------
 Utilities--Electric & Gas (2.5%):
     1,250 Alabama Power Corp., 5.35%, 11/15/03......................      1,194
       600 Baltimore Gas & Electric Co., 5.50%, 7/15/00..............        599
     1,000 Florida Power Corp., 6.50%, 12/1/99.......................      1,003
                                                                        --------
                                                                           2,796
                                                                        --------

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Corporate Bonds, continued:
 Utilities--Telecommunications (1.7%):
 $   2,000 BellSouth Telecommunications, 6.00%, 6/15/02.............   $  1,975
                                                                       --------
  Total Corporate Bonds                                                  90,686
                                                                       --------
 U.S. Treasury Notes (16.7%):
    18,000 7.25%, 5/15/04...........................................     18,971
                                                                       --------
  Total U.S. Treasury Notes                                              18,971
                                                                       --------
 Investment Companies (2.0%):
 2,248,559 AmSouth Prime Obligations Fund...........................      2,248
       339 AmSouth U.S. Treasury Fund...............................         --*
                                                                       --------
  Total Investment Companies                                              2,248
                                                                       --------
  Total (Cost $112,420) (a)                                            $111,905
                                                                       ========

--------
Percentages indicated are based on net assets of $113,869.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....... $   592
   Unrealized depreciation.......  (1,107)
                                  -------
   Net unrealized depreciation... $  (515)
                                  =======

* Due to rounding, figure was below thousand dollar threshold.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Government Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------

 U.S. Government Agencies (84.3%):
 Fannie Mae (18.3%):
  $ 1,600  5.75%, 4/15/03..............................................   $1,568
                                                                          ------
 Government National Mortgage Assoc. (66.0%):
    1,360  7.00%, 12/15/26-2/20/29.....................................    1,324
    2,207  7.50%, 6/15/24-12/15/25.....................................    2,209
      306  8.00%, 7/15/26..............................................      312
      196  8.50%, 12/15/19-2/15/23.....................................      203
      874  9.00%, 6/15/18-9/15/22......................................      921
      662  9.50%, 5/15/18-8/15/21......................................      705
                                                                          ------
                                                                           5,674
                                                                          ------
  Total U.S. Government Agencies                                           7,242
                                                                          ------

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------

 U.S. Treasury Securities (10.4%):
 Bonds (10.4%):
 $    800  7.50%, 11/15/16.............................................   $  892
                                                                          ------
  Total U.S. Treasury Securities                                             892
                                                                          ------
 Investment Companies (4.5%):
  387,763  AmSouth U.S. Treasury Fund..................................      387
                                                                          ------
  Total Investment Companies                                                 387
                                                                          ------
  Total (Cost $8,566) (a)                                                 $8,521
                                                                          ======

--------
Percentages indicated are based on net assets of $8,586.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net depreciation of securities as follows:

   Unrealized appreciation......... $ 103
   Unrealized depreciation.........  (148)
                                    -----
   Net unrealized depreciation..... $ (45)
                                    =====

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Bond Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 Corporate Bonds (46.8%):
 Aerospace/Defense (0.8%):
 $    3,000 Boeing Corp., 6.88%, 11/1/06.............................   $  3,000
                                                                        --------
 Appliances (0.1%):
        500 Whirlpool Corp., 9.50%, 6/15/00..........................        514
                                                                        --------
 Automotive (0.2%):
        908 General Motors Corp., 9.63%, 12/1/00.....................        945
                                                                        --------
 Automotive--Finance (2.1%):
      3,485 Ford Motor Credit Co., 6.25%, 12/8/05....................      3,341
      2,000 General Motors Acceptance Corp., 6.15%, 4/7/07...........      1,898
      3,000 Toyota Motor Credit Corp., 5.50%, 9/17/01................      2,951
                                                                        --------
                                                                           8,190
                                                                        --------
 Banking (5.1%):
      1,150 Bank of America Corp., 9.50%, 4/1/01.....................      1,206
      3,157 Bank One Corp., 7.00%, 7/15/05...........................      3,157
      4,000 Fifth Third Bank, 6.75%, 7/15/05.........................      3,965
      3,856 J.P. Morgan & Co., 7.63%, 9/15/04........................      3,952
      4,306 NationsBank Corp., 5.38%, 4/15/00........................      4,296
      3,159 SunTrust Banks, Inc., 7.38%, 7/1/06......................      3,222
                                                                        --------
                                                                          19,798
                                                                        --------
 Beverages (0.9%):
      3,500 Coca-Cola Enterprises, Inc., 6.38%, 8/1/01...............      3,509
                                                                        --------
 Brokerage Services (2.2%):
      2,910 Bear Stearns & Co. Inc., 6.63%, 10/1/04..................      2,826
      3,500 Dean Witter Discover & Co., 6.50%, 11/1/05...............      3,387
        750 Merrill Lynch & Co., Inc., 8.25%, 11/15/99...............        756
      1,450 Merrill Lynch & Co., Inc., 6.00%, 2/12/03................      1,419
                                                                        --------
                                                                           8,388
                                                                        --------
 Building Products (0.5%):
      2,000 Vulcan Materials, 6.00%, 4/1/09..........................      1,858
                                                                        --------
 Electronic Components/Instruments (0.5%):
      2,000 Honeywell, Inc., 7.00%, 3/15/07..........................      1,998
                                                                        --------

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 Corporate Bonds, continued:
 Entertainment (0.7%):
 $    3,000 Walt Disney Company, 5.13%, 12/15/03.....................   $  2,831
                                                                        --------
 Financial Services (5.7%):
      2,000 American Express Credit Corp., 6.50%, 8/1/00.............      2,012
      3,500 Ameritech Capital, 5.65%, 1/15/01........................      3,477
      2,000 Associates Corp., 5.75%, 10/15/03........................      1,913
      3,000 Associates Corp., 5.75%, 11/01/03........................      2,869
      3,091 Avco Financial Service Corp., 5.50%, 4/1/00..............      3,086
      3,000 Commercial Credit Co., 7.38%, 3/15/02....................      3,060
      3,000 Commercial Credit Co., 6.50%, 8/1/04.....................      2,951
      1,000 Margaretten Financial Corp., 6.75%, 6/15/00..............      1,006
      2,000 Norwest Financial, Inc., 6.63%, 7/15/04..................      1,970
                                                                        --------
                                                                          22,344
                                                                        --------
 Food Products & Services (0.7%):
      2,750 Campbell Soup Co., 6.15%, 12/1/02........................      2,740
                                                                        --------
 Forest & Paper Products (0.8%):
      3,000 Mead Corp., 6.60%, 3/1/02................................      2,981
                                                                        --------
 Industrial Goods & Services (4.4%):
      3,000 Air Products & Chemicals, Inc., 8.35%, 1/15/02...........      3,124
      2,655 Browning-Ferris Industries, Inc., 6.10%, 1/15/03.........      2,446
      2,000 E. I. Dupont de Nemours & Co., 6.50%, 9/1/02.............      2,005
      2,570 E. I. Dupont de Nemours & Co., 6.75%, 10/15/02...........      2,596
      2,000 First Data Corp., 6.75%, 7/15/05.........................      1,993
      1,500 Illinois Tool Works, Inc., 5.88%, 3/1/00.................      1,502
      3,456 Rockwell International Corp., 6.63%, 6/1/05..............      3,433
                                                                        --------
                                                                          17,099
                                                                        --------
 Insurance (1.8%):
      1,000 AON Corp., 6.88%, 10/1/99................................      1,001
      1,600 Capital Holding Corp., 9.20%, 4/17/01....................      1,670
        330 Chubb Corp., 8.75%, 11/15/99.............................        333

                                   Continued

AMSOUTH MUTUAL FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

   Shares
     or
 Principal                          Security                            Market
   Amount                          Description                          Value
 ---------- --------------------------------------------------------   --------

 Corporate Bonds, continued:
 Insurance, continued:
 $    1,000 Chubb Corp., 6.15%, 8/15/05.............................   $    963
      3,100 Hartford Life, Inc., 6.90%, 6/15/04.....................      3,088
                                                                       --------
                                                                          7,055
                                                                       --------
 Office Equipment & Services (0.6%):
      2,200 Xerox Corp., 7.15%, 8/1/04..............................      2,247
                                                                       --------
 Oil & Gas Exploration, Production, & Services (1.8%):
      3,158 BP America, Inc., 9.38%, 11/1/00........................      3,284
      1,000 Conoco Inc., 6.35%, 4/15/09.............................        951
        864 Exxon Capital Corp., 7.45%, 12/15/01....................        886
      2,000 Phillips Petroleum Co., 6.38%, 3/30/09..................      1,895
                                                                       --------
                                                                          7,016
                                                                       --------
 Pharmaceuticals (0.8%):
      3,000 Warner-Lambert Co., 5.75%, 1/15/03......................      2,936
                                                                       --------
 Photography (0.9%):
      3,100 Eastman Kodak, 9.38%, 3/15/03...........................      3,379
                                                                       --------
 Pollution Control Services & Equipment (1.1%):
      2,449 Waste Management, Inc., 6.38%, 12/1/03..................      2,412
      2,000 Waste Management, Inc., 7.00%, 5/15/05..................      1,985
                                                                       --------
                                                                          4,397
                                                                       --------
 Railroads (0.3%):
      1,000 Union Pacific Corp., 7.00%, 6/15/00.....................      1,006
                                                                       --------
 Retail (2.5%):
      2,000 JC Penny & Co., 6.13%, 11/15/03.........................      1,930
      3,000 Nike, Inc., 6.38%, 12/1/03..............................      2,959
      4,000 Wal-Mart Stores, Inc., 5.85%, 6/1/00....................      4,004
      1,000 Wal-Mart Stores, Inc., 6.75%, 5/15/02...................      1,013
                                                                       --------
                                                                          9,906
                                                                       --------
 Tools (0.5%):
      2,000 Stanley Works, 5.75%, 3/1/04............................      1,938
                                                                       --------
 Utilities--Electric & Gas (6.2%):
      3,100 Baltimore Gas & Electric, 7.50%, 1/15/07................      3,216
      2,000 Consolidated Edison Co. of New York, Inc., 6.63%,
             2/1/02.................................................      2,013
      3,500 National Rural Utilities, 5.00%, 10/1/02................      3,346
      3,100 National Rural Utilities, 6.38%, 10/15/04...............      3,030

   Shares
     or
 Principal                          Security                            Market
   Amount                          Description                          Value
 ---------- --------------------------------------------------------   --------

 Corporate Bonds, continued:
 Utilities--Electric & Gas, continued:
 $    2,750 Northern States Power Co., 7.88%, 10/1/01...............   $  2,839
      2,250 Oklahoma Gas & Electric Co., 6.25%, 10/15/00............      2,256
      2,000 Tampa Electric Co., 6.13%, 5/1/03.......................      1,968
      2,500 Virginia Electric & Power Co., 8.00%, 3/1/04............      2,625
      3,500 Wisconsin Electric Power, 6.63%, 11/15/06...............      3,425
                                                                       --------
                                                                         24,718
                                                                       --------
 Utilities--Telecommunications (5.6%):
      2,000 BellAtlantic Corp., 6.25%, 2/15/04......................      1,960
      3,500 BellSouth Telecommunications, 6.50%, 6/15/05............      3,439
      2,009 Chesapeake & Potomac Telephone, 6.00%, 5/1/03...........      1,971
      2,000 GTE California, Inc., 5.63%, 2/1/01.....................      1,983
      2,295 GTE Northwest, Inc., Series A, 7.38%, 5/1/01............      2,335
      1,650 GTE Southwest, Inc., Series A, 5.82%, 12/1/99...........      1,650
        500 Michigan Bell Telephone, 5.88%, 9/15/99.................        500
      2,000 Southern New England Telecommunications Corp.,
             6.50%, 2/15/02.........................................      2,003
      2,000 Southwestern Bell Telephone, 6.63%, 4/1/05..............      1,978
      4,000 US West Communications Group, 6.63%, 9/15/05............      3,854
                                                                       --------
                                                                         21,673
                                                                       --------
  Total Corporate Bonds                                                 182,466
                                                                       --------
 U.S. Government Agencies (12.8%):
 Fannie Mae (8.9%):
      3,000 6.59%, 5/21/02..........................................      3,036
      7,500 7.05%, 11/12/02.........................................      7,706
     17,600 5.13%, 2/13/04..........................................     16,716
      7,300 6.56% 11/26/07..........................................      7,148
                                                                       --------
                                                                         34,606
                                                                       --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 U.S. Government Agencies, continued:
 Freddie Mac (0.7%):
 $      700 7.14%, 3/12/07...........................................   $    704
      2,000 7.10%, 4/10/07...........................................      2,058
                                                                        --------
                                                                           2,762
                                                                        --------
 Government National Mortgage Assoc. (2.3%):
      9,279 7.00%, 11/20/28..........................................      9,014
                                                                        --------
 Tennessee Valley Authority (0.9%):
      4,000 5.38%, 11/13/08..........................................      3,632
                                                                        --------
  Total U.S. Government Agencies                                          50,014
                                                                        --------
 U.S. Treasury Securities (35.3%):
 Bonds (30.1%):
      8,000 5.75%, 8/15/03...........................................      7,958
     15,000 5.88%, 11/15/05..........................................     14,884
     21,000 6.50%, 10/15/06..........................................     21,480
     17,833 3.38%, 1/15/07...........................................     17,070
     17,000 7.50%, 11/15/16..........................................     18,963
     37,360 6.25%, 8/15/23...........................................     37,060
                                                                        --------
                                                                         117,415
                                                                        --------

   Shares
     or
 Principal                          Security                            Market
   Amount                          Description                          Value
 ---------- --------------------------------------------------------   --------

 U.S. Treasury Securities, continued:
 Notes (4.4%):
 $   17,000 6.13%, 8/15/07..........................................   $ 17,037
                                                                       --------
 Strips (0.8%):
      4,000 2/15/04.................................................      3,067
                                                                       --------
  Total U.S. Treasury Securities                                        137,519
                                                                       --------
 Investment Companies (3.4%):
 13,287,510 AmSouth Prime Obligations Fund..........................     13,288
          7 AmSouth U.S. Treasury Fund..............................         --*
                                                                       --------
  Total Investment Companies                                             13,288
                                                                       --------
  Total (Cost $385,361) (a)                                            $383,287
                                                                       ========

--------
Percentages indicated are based on net assets of $389,817.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....... $ 5,701
   Unrealized depreciation.......  (7,775)
                                  -------
   Net unrealized depreciation... $(2,074)
                                  =======

* Due to rounding, figure was below thousand dollar threshold.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Municipal Bond Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                             (Amounts in thousands)

 Shares or
 Principal                          Security                            Market
   Amount                          Description                          Value
 ---------  --------------------------------------------------------   --------
 Municipal Bonds (98.0%):
 Alabama (56.5%):
 $    2,245 Alabama State Agriculture & Mechanical University
             Revenue, 4.55%, 11/1/09, Callable 5/1/08 @ 102, MBIA ..   $  2,155
      2,355 Alabama State Agriculture & Mechanical University
             Revenue, 4.65%, 11/1/10, Callable 5/1/08 @ 102, MBIA ..      2,248
      2,035 Alabama State Agriculture & Mechanical University
             Revenue, 6.50%, 11/1/25, Callable 11/1/05 @ 102, MBIA .      2,287
      3,060 Alabama State Corrections Institution, Series A, 4.90%,
             4/1/03, MBIA ..........................................      3,118
      1,520 Alabama State Industrial Access Road & Bridge Corp.,
             Capital Improvements, Series A, 4.60%, 6/1/03 .........      1,528
      3,700 Alabama State Judicial Building Authority, Judicial
             Facilties Project, 4.75%, 1/1/05, AMBAC ...............      3,739
      3,880 Alabama State Judicial Building Authority, Judicial
             Facilties Project, 4.85%, 1/1/06, AMBAC ...............      3,927
      2,000 Alabama State Mental Health Finance Authority, Special
             Tax, 4.88%, 5/1/03, MBIA ..............................      2,039
      7,350 Alabama State Public School & College Authority, 4.75%,
             12/1/03, Callable 6/1/03 @ 103 ........................      7,474
      3,390 Alabama State Public School & College Authority, 5.00%,
             12/1/05, Callable 6/1/03 @ 103 ........................      3,479
     10,000 Alabama State Public School & College Authority Revenue,
             Series A, 4.38%, 8/1/04 ...............................      9,981
      5,000 Alabama State Public School & College Authority, Capital
             Improvement, 4.75%, 11/1/06, Callable 11/1/05 @ 101 ...      5,039
      1,760 Alabama State Water Pollution Control Authority,
             Revolving Fund, Series B, 5.25%, 8/15/08, Callable
             8/15/06 @ 100, AMBAC ..................................      1,805
      1,350 Alabama State Water Pollution Control Authority,
             Revolving Fund, Series B, 5.38%, 8/15/10, Callable
             8/15/06 @ 100, AMBAC ..................................      1,379
      2,495 Alabama State Water Pollution Control Authority,
             Revolving Fund, Series B, 5.40%, 8/15/11, Callable
             8/15/06 @ 100, AMBAC ..................................      2,552
      5,000 Alabama State Water Pollution Control Authority,
             Revolving Fund, Series B, 5.50%, 8/15/16, Callable
             8/15/06 @ 100, AMBAC ..................................      5,046
      3,500 Alabama State, Series A, GO, 4.60%, 10/1/05.............      3,517
      1,000 Auburn University, University Revenues, General Fee,
             5.25%, 6/1/06, Callable 6/1/03 @ 102, MBIA ............      1,032
      1,040 Birmingham Capital Improvement, Series B, GO, 4.80%,
             10/1/08, Callable 4/1/07 @ 102 ........................      1,039
      1,375 Birmingham Waterworks & Sewer Board, Water & Sewer
             Revenue, 5.90%, 1/1/03, Callable 1/1/02 @ 102 .........      1,453
      1,340 Birmingham, Capital Improvements, Series A, GO, 4.75%,
             10/1/10, Callable 4/1/08 @ 102 ........................      1,309
      1,430 Birmingham, Capital Improvements, Series A, GO, 4.85%,
             10/1/11, Callable 4/1/08 @ 102 ........................      1,396
      1,500 Birmingham, GO, 4.90%, 7/1/06...........................      1,525
      1,300 Birmingham, Industrial Water Board, Industrial Water
             Supply, 5.50%, 3/1/06, Pre-refunded 3/1/05 @ 100 ......      1,362
      3,465 Birmingham, Industrial Water Board, Industrial Water
             Supply, 6.20%, 7/1/08, Pre-refunded 1/1/07 @ 100 ......      3,663
      1,100 Birmingham, Industrial Water Board, Industrial Water
             Supply, ETM, 5.30%, 3/1/04, Callable 3/1/03 @ 102 .....      1,139
      1,000 Birmingham, Industrial Water Board, Industrial Water
             Supply, ETM, 5.40%, 3/1/05, Callable 3/1/03 @ 102 .....      1,042
      1,045 Clark & Mobile County, Gas District, 5.60%, 12/1/17,
             Callable 12/1/06 @ 102, MBIA ..........................      1,064
      9,500 Daphne, Special Care Facilities Financing Authority,
             Presbyterian Retirement Corp., 7.30%, 8/15/18, Pre-
             refunded 8/15/01 @ 100 ................................     10,071
        720 Decatur, Warrants, Series E, Limited GO, 5.10%, 8/1/05,
             Callable 8/1/02 @ 102 .................................        738
        760 Decatur, Warrants, Series E, Limited GO, 5.20%, 8/1/06,
             Callable 8/1/02 @ 102 .................................        779
        750 Decatur, Warrants, Series E, Limited GO, 5.25%, 8/1/08,
             Callable 8/1/02 @ 102 .................................        763
        780 Decatur, Warrants, Series E, Limited GO, 5.30%, 8/1/09,
             Callable 8/1/02 @ 102 .................................        792
      2,845 Florence, Warrants, Series A, GO, 4.65%, 9/1/03, MBIA...      2,879
        390 Florence, Warrants, Series A, GO, 4.35%, 12/1/07, FSA...        380

                                   Continued

AMSOUTH MUTUAL FUNDS
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                             (Amounts in thousands)

 Shares or
 Principal                          Security                            Market
   Amount                          Description                          Value
 ---------  --------------------------------------------------------   --------
 Municipal Bonds, continued:
 Alabama, continued:
 $      405 Florence, Warrants, Series A, GO, 4.40%, 12/1/08........   $    392
        425 Florence, Warrants, Series A, GO, 4.50%, 12/1/09........        410
        445 Florence, Warrants, Series A, GO, 4.60%, 12/1/10,
             Callable 12/1/08 @ 102 ................................        428
        790 Florence, Warrants, Series B, GO, 4.35%, 12/1/07, FSA...        769
        825 Florence, Warrants, Series B, GO, 4.40%, 12/1/08, FSA...        798
        865 Florence, Warrants, Series B, GO, 4.50%, 12/1/09,
             Callable 12/1/08 @ 102, FSA ...........................        834
        900 Florence, Warrants, Series B, GO, 4.60%, 12/1/10,
             Callable 12/1/08 @ 102, FSA ...........................        865
      4,700 Gadsden, East Alabama Medical Clinic Board, Baptist
             Hospital of Gadsden, Inc., Series A, 7.80%, 11/1/21,
             Pre-refunded 11/1/01 @ 102 ............................      5,150
      5,450 Hoover, Warrants, GO, 4.50%, 3/1/13, Pre-refunded 3/1/03
             @ 100 .................................................      5,016
        550 Huntsville Electric, 4.60%, 12/1/09, Callable 12/1/07 @
             102....................................................        534
        660 Huntsville Electric, 4.70%, 12/1/10, Callable 12/1/07 @
             102....................................................        639
        680 Huntsville Electric, 4.80%, 12/1/11, Callable 12/1/07 @
             102....................................................        656
      3,120 Huntsville, Warrants, Series B, GO, 4.00%, 11/1/05......      3,026
      3,245 Huntsville, Warrants, Series B, GO, 4.00%, 11/1/06......      3,108
      3,380 Huntsville, Warrants, Series B, GO, 4.10%, 11/1/07......      3,218
      2,000 Huntsville, Water System, Warrants, 5.00%, 5/1/02,
             AMBAC..................................................      2,042
      3,125 Huntsville, Water System, Warrants, 5.05%, 5/1/03,
             Callable 5/1/02 @ 102, AMBAC ..........................      3,202
      1,000 Jefferson County Board of Education, Capital Outlay,
             5.40%, 2/15/10, Callable 2/15/03 @ 102, AMBAC .........      1,053
      4,000 Jefferson County, GO, 5.30%, 4/1/09, Pre-refunded 4/1/03
             @ 102 .................................................      4,070
      2,400 Jefferson County, Sewer Revenue Warrants, 5.40%, 9/1/04,
             Pre-refunded 3/1/03 @ 102.5, MBIA .....................      2,539
      5,000 Jefferson County, Warrants, GO, 5.00%, 4/1/04, Callable
             4/1/03 @ 102 ..........................................      5,119
      2,000 Mobile County Board of School Commissioners, Warrants,
             Capital Outlay, 4.80%, 3/1/02, AMBAC ..................      2,030
      1,350 Mobile County, Series A, GO, 5.00%, 2/1/04, Callable
             2/1/03 @ 102 ..........................................      1,382
      1,000 Mobile County, Warrants, Series A, Limited GO, 5.00%,
             2/1/04, Callable 2/1/03 @ 102 .........................      1,024
      5,000 Mobile County, Warrants, Series A, Limited GO, 5.10%,
             2/1/05, Callable 2/1/03 @ 102 .........................      5,142
      1,630 Mobile, Warrants, GO, 6.50%, 2/15/05, AMBAC.............      1,782
      1,685 Mobile, Warrants, GO, 6.50%, 2/15/06, AMBAC.............      1,857
      2,700 Mobile, Warrants, GO, 4.85%, 2/15/09, Callable 2/15/00 @
             100 ...................................................      2,662
      3,250 Mobile, Water & Sewer Commissioners, Water & Sewer
             Revenue, 5.00%, 1/1/05, FGIC ..........................      3,327
      1,500 Montgomery County, Warrants, GO, 5.00%, 11/1/04,
             Callable 11/1/04 @ 102 ................................      1,539
      1,040 Montgomery, Warrants, Series A, GO, 5.00%, 5/1/05,
             Callable 5/1/03 @ 102 .................................      1,066
      1,000 Montgomery, Warrants, Series A, GO, 5.00%, 5/1/06,
             Callable 5/1/03 @ 102 .................................      1,019
      3,000 Montgomery, Waterworks & Sanitary Sewer Board, 5.50%,
             9/1/08, Callable 9/1/06 @ 101, MBIA ...................      3,135
      1,000 Montgomery, Waterworks & Sanitary Sewer Board, Series B,
             5.70%, 9/1/02 .........................................      1,041
      2,500 Montgomery, Waterworks & Sanitary Sewer Board, Series B,
             6.25%, 9/1/08, Callable 9/1/02 @ 102 ..................      2,667
      3,565 Montgomery, Waterworks & Sanitary Sewer Board, Series B,
             6.30%, 9/1/10, Callable 9/1/02 @ 102 ..................      3,808
      1,005 Shelby County, Warrants, Board of Education, Capital
             Outlay, 4.80%, 2/1/10, Callable 2/1/09 @ 101, AMBAC....        986
      1,990 Shelby County, Warrants, Series A, 5.60%, 8/1/02, AMBAC.      2,070
      1,830 Shelby County, Warrants, Series A, 5.70%, 2/1/03, AMBAC.      1,912
        335 Talladega County, Industrial Development Board, Cyprus 1
             Project, 9.75%, 12/1/13 ...............................        336

                                   Continued

AMSOUTH MUTUAL FUNDS
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                             (Amounts in thousands)

 Shares or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------
 Municipal Bonds, continued:
 Alabama, continued:
 $     740 Tuscaloosa County, Warrants, GO, 5.60%, 10/1/04..........   $    780
     1,200 University Alabama General Fee, 4.60%, 6/1/09, Callable
            6/1/07 @ 102, MBIA .....................................      1,171
     1,300 University Alabama General Fee, 4.70%, 6/1/10, Callable
            6/1/07 @ 102, MBIA .....................................      1,265
     1,500 University Alabama General Fee, 4.75%, 6/1/11, Callable
            6/1/07 @ 102, MBIA .....................................      1,450
     2,185 University of South Alabama, University Revenues,
            Tuition, 4.70%, 11/15/08, Callable 5/15/06 @ 102, AMBAC       2,163
                                                                       --------
                                                                        183,221
                                                                       --------
 California (1.5%):
     4,765 San Mateo County, Transit District Sales Tax Revenue,
            Series A, 5.25%, 6/1/16, Callable 6/1/09 @ 101, FSA ....      4,744
                                                                       --------
 Florida (5.7%):
     1,150 Escambia County, Utilities Authority Revenue, Series D,
            5.00%, 1/1/04, FGIC ....................................      1,179
     2,000 Escambia County, Utilities Authority Revenue, Series D,
            5.00%, 1/1/05, FGIC ....................................      2,051
     6,500 Florida State Board of Education, Capital Outlay, Series
            A, GO, 5.00%, 6/1/08 ...................................      6,606
     8,070 Reedy Creek, Improvement District, Series 1, 5.50%,
            10/1/08, Callable 10/1/07 @ 101, AMBAC .................      8,510
                                                                       --------
                                                                         18,346
                                                                       --------
 Michigan (2.2%):
     7,000 Municipal Bond Authority Revenue, 5.00%, 12/1/05.........      7,191
                                                                       --------
 Minnesota (0.7%):
     2,175 Centennial Independent School District, No. 12, Series A,
            GO, 5.60%, 2/1/07, MBIA ................................      2,296
                                                                       --------
 Mississippi (0.6%):
     2,000 Mississippi State, Capital Improvements, Series A, GO,
            5.20%, 8/1/11, Callable 8/1/03 @ 100 ...................      2,007
                                                                       --------
 Missouri (2.4%):
     7,535 Missouri State, Water Pollution, Series B, GO, 5.00%,
            8/1/07, Callable 8/1/03 @ 102 ..........................      7,699
                                                                       --------
 New York (0.9%):
     1,150 Hempstead Town, GO, 5.00%, 2/15/09, Callable 2/15/06 @
            102 ....................................................      1,163
     1,500 Municipal Assistance Corp. for New York City, GO, 6.00%,
            7/1/05 .................................................      1,615
                                                                       --------
                                                                          2,778
                                                                       --------
 North Carolina (2.3%):
       355 Durham, Water & Sewer Revenue, 4.60%, 6/1/05.............        357
       675 Durham, Water & Sewer Revenue, 4.60%, 6/1/06.............        676
       555 Durham, Water & Sewer Revenue, 4.60%, 6/1/07.............        552
       765 Durham, Water & Sewer Revenue, 4.60%, 6/1/08.............        754
     5,000 North Carolina State, Series A, GO, 4.75%, 4/1/09,
            Callable 4/1/08 @ 100.5 ................................      4,988
                                                                       --------
                                                                          7,327
                                                                       --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                             (Amounts in thousands)

 Shares or
 Principal                          Security                            Market
   Amount                          Description                          Value
 ---------  --------------------------------------------------------   --------
 Municipal Bonds, continued:
 Oregon (2.3%):
 $    2,365 Salem, GO, 4.45%, 12/1/10, Callable 6/1/09 @ 100, FSA...   $  2,247
      5,285 Washington County, Criminal Justice Facilities, GO,
             5.00%, 12/1/09, Callable 12/1/07 @ 100 ................      5,331
                                                                       --------
                                                                          7,578
                                                                       --------
 South Carolina (2.9%):
      5,525 Beaufort County, School District, GO, Series B, 4.10%,
             2/1/09, Callable 2/1/07 @ 101, SCSDE ..................      5,151
      4,325 Beaufort County, School District, GO, Series B, 4.90%,
             3/1/09, Callable 3/1/05 @ 101 .........................      4,325
                                                                       --------
                                                                          9,476
                                                                       --------
 Tennessee (3.3%):
      2,000 Jackson, Improvements, 5.00%, 3/1/10, Pre-refunded
             3/1/05 @102 ...........................................      1,997
      3,000 Metropolitan Government, Nashville & Davidson County,
             GO, 5.25%, 5/15/06 ....................................      3,118
      5,495 Tennessee State, Series B, GO, 4.60%, 5/1/07, Callable
             5/1/06 @ 100 ..........................................      5,487
                                                                       --------
                                                                         10,602
                                                                       --------
 Texas (6.7%):
      3,000 Dallas County, Series A, GO, 5.25%, 8/15/09.............      3,080
      4,000 Mesquite Independent School District, Series A, GO,
             4.70%, 8/15/08, Callable 8/15/07 @ 100 ................      3,967
      5,000 Texas State, Series B, GO, 5.25%, 10/1/08, Callable
             10/1/03 @ 100 .........................................      5,082
      3,575 University of Texas, 4.60%, 7/1/08, Callable 7/1/06 @
             100....................................................      3,534
      5,455 University of Texas, Series B, 4.25%, 8/15/09, Callable
             8/15/07 @ 100 .........................................      5,143
      1,000 Whitehouse Texas Independent School District, GO, 4.80%,
             2/15/12, Callable 2/15/08 @ 100 .......................        956
                                                                       --------
                                                                         21,762
                                                                       --------
 Utah (4.6%):
      4,805 Davis County, School District, GO, 4.38%, 6/1/08, School
             Board Guaranty ........................................      4,662
      3,810 Jordan School District, GO, 4.80%, 6/15/08, Callable
             6/15/07 @ 100 .........................................      3,817
      6,000 Utah State, GO, Series F, 5.50%, 7/1/07.................      6,343
                                                                       --------
                                                                         14,822
                                                                       --------
 Virginia (3.3%):
      2,000 Virginia College Building Authority, Series A, 5.00%,
             9/1/12, Callable 9/1/07 @ 101..........................      1,975
      5,000 Virginia State, GO, 5.00%, 6/1/08, Callable 6/1/07 @
             100,...................................................      5,110
      3,500 Virginia State, Public School Authority, Series S,
             5.25%, 8/1/09 .........................................      3,613
                                                                       --------
                                                                         10,698
                                                                       --------
 Washington (2.1%):
      6,500 Washington State, GO, 5.75%, 9/1/08.....................      6,930
                                                                       --------
  Total Municipal Bonds                                                 317,477
                                                                       --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

 Shares or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------  ---------------------------------------------------------   --------
 Investment Companies (2.0%):
     33,471 Federated Tax-Free Fund..................................   $     33
  6,367,832 Goldman Sachs Tax-Free Fund..............................      6,368
                                                                        --------
  Total Investment Companies                                               6,401
                                                                        --------
  Total (Cost $321,757) (a)                                             $323,878
                                                                        ========

--------
Percentages indicated are based on net assets of $324,003.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........ $5,063
   Unrealized depreciation........ (2,942)
                                   ------
   Net unrealized appreciation.... $2,121
                                   ======

AMBAC--Insured by AMBAC Indemnity Corp.
ETM--Escrowed to Maturity
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance.
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.
SCSDE--South Carolina School District Enhancement.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Florida Tax-Free Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Florida Municipal Bonds (97.3%):
 $     545 Altamonte Springs, Health Facilities Authority, Hospital
            Revenue, ETM, 5.60%, 10/1/10..............................   $   578
     1,000 Bay County, Florida Resource Recovery Revenue, 6.00%,
            7/1/01, MBIA..............................................     1,037
     1,500 Broward County School District, GO, 5.60%, 2/15/07,
            Callable 2/15/03 @ 102....................................     1,567
     2,000 Broward County School District, GO, 6.00%, 2/15/07,
            Callable 2/15/02 @ 102....................................     2,116
     1,000 Dade County School District, 5.75%, 8/1/03, AMBAC..........     1,054
     1,000 Dade County School District, GO, 6.00%, 7/15/06............     1,084
     1,000 Dade County School District, GO, 5.00%, 2/15/14, Callable
            2/15/07 @ 101, MBIA.......................................       979
     1,000 Dade County, Aviation Authority, Series 1994 B, 6.25%,
            10/1/04, AMBAC............................................     1,087
     1,115 Dade County, Public Services, Tax Revenue, 5.00%, 10/1/12,
            Callable 10/1/09 @ 101, FSA...............................     1,105
     1,000 Dade County, Water & Sewer System Revenue, 4.70%, 10/1/04,
            FGIC......................................................     1,016
     1,000 Escambia County, Utility Authority, Utility System Revenue,
            5.00%, 1/1/08, FGIC.......................................     1,015
       755 Florida Housing Finance Agency, Homeowner Mortgages, Series
            1995 A-1, 5.65%, 1/1/09, Callable 1/1/06 @ 102 ...........       776
     1,000 Florida State Board of Education, GO, 5.00%, 6/1/10,
            Callable 6/1/05 @ 101.....................................     1,002
       515 Florida State Board of Education, GO, 7.25%, 6/1/23,
            Callable 6/1/00 @ 102 ....................................       541
     1,355 Florida State Board of Education, Lottery Revenue, Series
            A, 5.00%, 7/1/09, Callable 7/1/08 @ 101, FGIC.............     1,369
     1,000 Florida State Board of Education, Series A, GO, 4.80%,
            1/1/09, Callable 1/1/07 @ 101.............................       995
     1,000 Florida State Board of Education, Series A, GO, 5.00%,
            1/1/15, Callable 1/1/08 @ 101.............................       975
     2,000 Florida State Board of Education, Series B, GO, 5.38%,
            6/1/08, Callable 6/1/07 @ 101.............................     2,086
     1,000 Florida State Board of Education, Series B, GO, 5.00%,
            6/1/08....................................................     1,016
     1,000 Florida State Board of Education, Series E, GO, 5.10%,
            6/1/13, Callable 6/1/03 @ 101.............................       993
     3,310 Florida State Department of Transportation, Right of Way,
            Series B, GO, 5.50%, 7/1/08, Callable 7/1/07 @ 101........     3,487
     1,000 Florida State Division of Bond Finance, Department of
            General Services, Preservation 2000,
            Series A, 5.50%, 7/1/08, FSA..............................     1,052
     1,000 Florida State Division of Bond Finance, Department of
            General Services, Preservation 2000,
            Series A, 5.70%, 7/1/09, Callable 7/1/05 @ 101, AMBAC.....     1,048
     1,000 Florida State Division of Bond Finance, Department of
            General Services, Preservation 2000,
            Series A, 5.00%, 7/1/12, Callable 7/1/07 @ 101, AMBAC.....       990
     2,000 Florida State Division of Bond Finance, Department of
            General Services, Series B, 5.50%, 7/1/05, AMBAC..........     2,108
     1,000 Florida State Division of Bond Finance, Department of
            Natural Resources, Preservation 2000,
            Series A, 5.40%, 7/1/07, Callable 7/1/03 @ 101, FSA.......     1,027
     1,000 Florida State Division of Bond Finance, Department of
            Natural Resources, Save Our Coast, 6.30%, 7/1/04,
            Callable 7/1/01 @ 101, MBIA...............................     1,052
     1,000 Florida State Turnpike Authority, Turnpike Revenue, Series
            A, 5.50%, 7/1/11, Callable 7/1/05 @ 101, FGIC.............     1,027
     1,000 Florida State Turnpike Authority, Turnpike Revenue, Series
            A, 5.00%, 7/1/12, Callable 7/1/09 @ 101, FSA..............       992
       890 Florida State, GO, Senior Lien, Jacksonville
            Transportation, 6.25%, 7/1/06.............................       978
     1,000 Florida State, GO, Senior Lien, Jacksonville
            Transportation, 5.00%, 7/1/11, Callable 7/1/09 @ 101, FSA.       996
     1,000 Florida State, GO, Senior Lien, Jacksonville
            Transportation, 5.25%, 7/1/15, Callable 7/1/07 @ 101......       999
     1,250 Ft. Lauderdale, Park Improvement Project, GO, 5.50%,
            7/1/17, Callable 1/1/04 @ 101.............................     1,261
     1,000 Hillsborough County, Capital Improvements, County Center
            Project, Series B, 5.00%, 7/1/13, Callable 7/1/06 @ 102,
            MBIA......................................................       983
       750 Hillsborough County, Environmental Land, GO, 6.00%,
            7/1/03*, Callable 7/1/02 @ 102, AMBAC-TCRS................       797
     1,000 Hillsborough County, Solid Waste & Resource Recovery
            Revenue, 5.30%, 10/1/03, MBIA.............................     1,040

                                   Continued

AMSOUTH MUTUAL FUNDS
Florida Tax-Free Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Florida Municipal Bonds, continued:
 $   1,000 Homestead, Special Insurance Assessment Revenue, 4.90%,
            9/1/00, MBIA.............................................   $ 1,014
     1,000 Jacksonville Electric Authority, St. John's River Issue 2,
            Series 15, 4.75%, 10/1/07, Callable 4/1/06 @ 101.........     1,004
     1,000 Jacksonville Electric Authority, St. John's River Issue 2,
            Series 16, 5.00%, 10/1/10, Callable 10/1/03 @ 101........     1,001
     1,000 Jacksonville, District Water & Sewer Revenue, ETM, 5.20%,
            10/1/02, MBIA............................................     1,031
     1,010 Jacksonville, Excise Tax Revenue, Series A, 5.50%,
            10/1/05, FGIC............................................     1,067
     1,500 Kissimmee Utility Authority, Electric System Revenue,
            4.50%, 10/1/05...........................................     1,505
       500 Manatee County School Board, Certificates of
            Participation, 7/1/09, Callable 7/1/06 @ 102, MBIA.......       543
     1,000 Miami Beach, Water & Sewer Revenue, 5.38%, 9/1/08,
            Callable 9/1/05 @ 102, FSA...............................     1,041
     1,675 Okeechobee Utility Authority, Utility System Revenue,
            5.25% 10/1/14, Callable 10/1/09 @ 101, FSA...............     1,680
     1,000 Orange County, Sales Tax Revenue, 4.80%, 1/1/17, Callable
            1/1/07 @ 101, FGIC.......................................       930
     1,000 Orlando & Orange County Expressway Authority, Expressway
            Revenue, Senior Lien, 4.80%, 7/1/01, AMBAC...............     1,015
     1,500 Orlando Utilities Commission, Water & Electric Revenue,
            Series B, 5.10%, 10/1/11, Callable 10/1/06 @ 100.........     1,504
     1,500 Orlando, Wastewater System Revenue, Series B, 4.90%,
            10/1/06, Callable 10/1/03 @ 102, AMBAC...................     1,527
     1,000 Osceola County, Capital Improvements, 5.00%, 9/1/02, MBIA.     1,026
     1,000 Palm Beach County, Criminal Justice Facilities, 5.38%,
            6/1/10, FGIC.............................................     1,035
     1,000 Pasco County, Water & Sewer Revenue, Series A, 5.50%,
            10/1/03, Callable 10/1/02 @ 102, FGIC....................     1,048
     1,000 Port of Palm Beach, 6.25%, 9/1/08, Callable 9/1/02 @ 102,
            MBIA.....................................................     1,072
     1,000 Reedy Creek, Improvement District, Series A, GO, 5.60%,
            6/1/10, Callable 6/1/05 @ 100, MBIA......................     1,033
     1,000 Reedy Creek, Improvement District, Series C, GO, 4.90%,
            6/1/08, Callable 12/1/05 @ 101, AMBAC....................     1,009
     1,000 Seminole County, Local Option Gas Tax Revenue, 5.00%,
            10/1/02, FGIC............................................     1,026
     1,000 St. Johns River Management District, Land Acquisition,
            5.10%, 7/1/09, Callable 7/1/05 @ 100, FSA................     1,012
     1,000 St. Petersburg, Utility Tax Revenue, 5.85%, 6/1/02........     1,043
     1,000 Sunshine Skyway Revenue, 6.60%, 7/1/08 *, Callable 7/1/01
            @ 101....................................................     1,049
     1,000 Tallahassee, Consolidated Utility System Revenue, 5.80%,
            10/1/08, Callable 10/1/03 @ 102..........................     1,071
     1,000 Tampa Sports Authority, Local Option Sales Tax Revenue,
            Stadium Project, 6.00%, 1/1/06, MBIA.....................     1,080
     1,000 Tampa Water Utility Systems, Series B, 4.75%, 10/1/27,
            Callable 10/1/08 @ 101, FGIC.............................       884
       750 Tampa, Water & Sewer Revenue, 5.25%, 10/1/12, Callable
            10/1/05 @ 102, FGIC......................................       757
     1,000 Tampa-Hillsborough County, Expressway, 5.00%, 7/1/10,
            Callable 7/1/07 @ 101....................................     1,003
     1,000 Volusia County Sales Tax Revenue, 5.00%, 10/1/13, Callable
            10/1/08 @ 101, MBIA......................................       986
     1,000 Volusia County School District, GO, 5.30%, 6/1/01, FSA....     1,023
                                                                        -------
  Total Florida Municipal Bonds                                          74,247
                                                                        -------
 Investment Companies (1.6%):
     6,693 AmSouth Tax-Exempt Fund...................................         7
 1,232,054 Dreyfus Florida Money Market Fund.........................     1,232
                                                                        -------
  Total Investment Companies                                              1,239
                                                                        -------
  Total (Cost $75,561) (a)                                              $75,486
                                                                        =======

                                   Continued

AMSOUTH MUTUAL FUNDS
Florida Tax-Free Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)
--------
Percentages indicated are based on net assets of $76,312.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....... $ 1,026
   Unrealized depreciation.......  (1,101)
                                  -------
   Net unrealized depreciation... $   (75)
                                  =======

* Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.
AMBAC--Insured by AMBAC Indemnity Corp.
ETM--Escrowed to Maturity
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.
TCRS--Transferrable Custodial Receipts
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
U.S. Treasury Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                             (Amounts in thousands)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------
 U.S. Treasury Bills (35.4%):
  $11,000  8/5/99...................................................   $ 10,996
    5,000  8/12/99..................................................      4,993
   10,000  8/19/99..................................................      9,977
   15,000  8/26/99..................................................     14,955
   10,000  9/2/99...................................................      9,960
   10,000  9/16/99..................................................      9,944
   10,000  9/23/99..................................................      9,932
    5,000  10/7/99..................................................      4,958
   10,000  10/21/99.................................................      9,900
   10,000  10/28/99.................................................      9,888
   10,000  11/12/99.................................................      9,864
   10,000  12/16/99.................................................      9,823
                                                                       --------
  Total U.S. Treasury Bills                                             115,190
                                                                       --------
 U.S. Treasury Notes (26.3%):
   10,000  8.00%, 8/15/99...........................................     10,012
   10,000  5.88%, 8/31/99...........................................     10,009
    5,000  7.13%, 9/30/99...........................................      5,020
   10,000  6.00%, 10/15/99..........................................     10,027
   10,000  7.50%, 10/31/99..........................................     10,069
   15,000  7.88%, 11/15/99..........................................     15,133
   10,000  7.75%, 11/30/99..........................................     10,085
    5,000  7.75%, 1/31/00...........................................      5,064
   10,000  8.50%, 2/15/00...........................................     10,181
                                                                       --------
  Total U.S. Treasury Notes                                              85,600
                                                                       --------

 Principal                         Security                          Amortized
  Amount                         Description                           Cost
 --------- -------------------------------------------------------   ---------
 Repurchase Agreements (34.8%):
  $56,604  C.S. First Boston Corp., 5.03%, dated 7/30/99, due
            8/2/99, proceeds at maturity of $56,604,
            (Collateralized by $47,066 U.S. Treasury Bonds, 8.13%,
            8/15/99--Market value $58,165) .......................   $ 56,604
   56,604  Solomon Smith Barney, 5.03%, dated 7/30/99, due 8/2/99, proceeds at maturity of $56,604, (Collateralized by
            $57,736 Freddie Mac, 5.75%, 4/15/08 and Fannie Mae,
            5.63%, 5/14/04--Market value $57,018) ................     56,604
                                                                     --------
  Total Repurchase Agreements                                         113,208
                                                                     --------
  Total (Cost $313,998) (a)                                          $313,998
                                                                     ========

--------
Percentages indicated are based on net assets of $325,237.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Prime Obligations Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                             (Amounts in thousands)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper--Foreign (4.4%):
 Banking (1.5%):
  $10,000  Toronto Dominion Holdings, 5.01%, 12/7/99................   $  9,822
                                                                       --------
 Financial Services (1.5%):
   10,000  Island Finance Puerto Rico, 5.13%, 10/18/99..............      9,889
                                                                       --------
 Food Products & Services (1.4%):
   10,000  Canadian Wheat Board, 4.74%, 8/20/99.....................      9,975
                                                                       --------
  Total Commercial Paper--Foreign                                        29,686
                                                                       --------
 Certificates of Deposit (3.7%):
 Banking (3.7%):
   10,000  BankAmerica, 5.24%, 9/24/99..............................     10,001
   10,000  Canadian Imperial Bank of Commerce, 5.01%, 2/7/00........      9,998
    5,000  Harris Trust, 5.05%, 2/14/00.............................      4,999
                                                                       --------
  Total Certificates of Deposit                                          24,998
                                                                       --------
 Corporate Bonds (3.7%):
 Brokerage Services (1.5%):
    5,000  Bear Stearns & Co., Inc., 6.50%, 7/5/00..................      5,037
    5,000  Morgan Stanley Dean Witter, 5.89%, 3/20/00...............      5,022
                                                                       --------
                                                                         10,059
                                                                       --------
 Electric Utility (0.7%):
    5,000  Alabama Power Co., 6.00%, 3/1/00.........................      5,022
                                                                       --------
 Financial Services (0.8%):
    5,000  American General Finance Corp., 7.25%, 4/15/00...........      5,051
                                                                       --------
 Food Products & Services (0.7%):
    5,000  Diagio PLC, 6.50%, 9/15/99...............................      5,005
                                                                       --------
  Total Corporate Bonds                                                  25,137
                                                                       --------
 Floating Rate Funding Agreements (5.5%):
 Insurance (5.5%):
   12,000  General American Life Insurance Co., 5.31%*, 9/1/99**....     12,000
   12,500  Monumental Life Insurance Co., 5.33%*, 8/1/99**..........     12,500
   12,500  Monumental Life Insurance Co., 5.38%*, 8/1/99**..........     12,500
                                                                       --------
  Total Floating Rate Funding Agreements                                 37,000
                                                                       --------

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper--Domestic (69.2%):
 Agriculture (3.0%):
  $10,000  Cargill Inc., 4.77%, 8/2/99..............................   $  9,999
   10,000  Monsanto Co., 4.91%, 9/21/99.............................      9,930
                                                                       --------
                                                                         19,929
                                                                       --------
 Aircraft Leasing (3.0%):
   10,000  International Lease Finance Corp., 4.80%, 8/5/99.........      9,995
   10,000  International Lease Finance Corp., 4.74%, 8/13/99........      9,984
                                                                       --------
                                                                         19,979
                                                                       --------
 Aluminum (3.0%):
   10,000  Alcoa, 4.78%, 8/24/99....................................      9,969
   10,000  Alcoa, 4.84%, 8/31/99....................................      9,960
                                                                       --------
                                                                         19,929
                                                                       --------
 Automotive (2.9%):
   10,000  Daimler Chrysler, 4.85%, 9/20/99.........................      9,932
   10,000  Daimler Chrysler, 5.14%, 10/6/99.........................      9,906
                                                                       --------
                                                                         19,838
                                                                       --------
 Automotive Credit (5.9%):
   10,000  BMW US Capital, 5.17%, 12/10/99..........................      9,812
   10,000  Ford Motor Credit Co., 4.80%, 8/27/99....................      9,965
   10,000  Ford Motor Credit Co., 4.70%, 11/5/99....................      9,875
   10,000  General Motors Acceptance Corp., 5.28%, 1/25/00..........      9,740
                                                                       --------
                                                                         39,392
                                                                       --------
 Banking (6.6%):
   10,000  J.P. Morgan & Co., 4.80%, 10/8/99........................      9,909
    5,000  J.P. Morgan & Co., 4.80%, 10/15/99.......................      4,950
   10,000  SunTrust Banks, 5.06%, 8/11/99...........................      9,987
   10,000  SunTrust Banks, 5.06%, 8/25/99...........................      9,966
   10,000  Wells Fargo & Co., 4.86%, 9/10/99........................      9,946
                                                                       --------
                                                                         44,758
                                                                       --------
 Beverages (1.5%):
   10,000  Coca Cola Co., 5.00%, 9/17/99............................      9,935
                                                                       --------
 Brokerage Services (2.9%):
   10,000  Goldman Sachs, 5.36%, 1/21/00............................      9,742
   10,000  Merrill Lynch, 5.13%, 9/16/99............................      9,935
                                                                       --------
                                                                         19,677
                                                                       --------

                                   Continued

AMSOUTH MUTUAL FUNDS
Prime Obligations Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                             (Amounts in thousands)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper--Domestic, continued:
 Consumer Goods (8.8%):
  $10,000  Clorox Co., 4.88%, 9/8/99................................   $  9,948
   10,000  Clorox Co., 5.11%, 10/21/99..............................      9,885
   10,000  Hasbro Inc., 4.94%, 10/26/99.............................      9,882
   10,000  Kimberly Clark, 5.05%, 8/19/99...........................      9,975
   10,000  Procter & Gamble, 4.97%, 8/9/99..........................      9,989
   10,000  Proctor & Gamble, 5.10%, 9/29/99.........................      9,916
                                                                       --------
                                                                         59,595
                                                                       --------
 Electric Utility (3.7%):
   10,000  Alabama Power Co., 5.08%, 8/24/99........................      9,968
    5,000  National Rural Utilities, 4.83%, 8/23/99.................      4,985
   10,000  National Rural Utilities, 4.79%, 8/26/99.................      9,967
                                                                       --------
                                                                         24,920
                                                                       --------
 Farm Equipment (3.0%):
   10,000  John Deere Capital Corp., 4.77%, 8/17/99.................      9,979
   10,000  John Deere Capital Corp., 4.78%, 9/7/99..................      9,951
                                                                       --------
                                                                         19,930
                                                                       --------
 Financial Services (8.7%):
   10,000  American Express, 4.80%, 12/14/99........................      9,820
   10,000  American Express, 4.78%, 1/11/00.........................      9,784
   10,000  American General Finance Corp., 5.14%, 10/28/99..........      9,874
   10,000  Associates First Capital, 5.30%, 4/3/00..................      9,638
   10,000  General Electric Capital Corp., 5.38%, 4/4/00............      9,631
   10,000  Transamerica Finance, 4.80%, 8/12/99.....................      9,985
                                                                       --------
                                                                         58,732
                                                                       --------
 Oil & Gas Exploration, Production, & Services (5.9%):
   10,000  Chevron USA, 5.03%, 9/3/99...............................      9,954
   10,000  Equilon Enterprises, 5.00%, 8/16/99......................      9,979

 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Commercial Paper--Domestic, continued:
 Oil & Gas Exploration, Production, & Services, continued:
  $10,000  Equilon Enterprises, 5.16%, 10/19/99....................   $  9,887
   10,000  Texaco Inc., 5.33%, 1/18/00.............................      9,748
                                                                      --------
                                                                        39,568
                                                                      --------
 Pharmaceuticals (1.5%):
   10,000  Pfizer Inc., 5.05%, 9/2/99..............................      9,955
                                                                      --------
 Technology (2.2%):
    5,000  IBM Credit Corp., 4.67%, 8/6/99.........................      4,997
   10,000  IBM Credit Corp., 4.80%, 9/13/99........................      9,942
                                                                      --------
                                                                        14,939
                                                                      --------
 Telecommunications (4.4%):
   10,000  BellSouth Telecommunications Inc., 5.11%, 9/28/99.......      9,918
   10,000  Lucent Technologies, 4.98%, 1/27/00.....................      9,752
   10,000  Lucent Technologies, 4.97%, 2/10/00.....................      9,734
                                                                      --------
                                                                        29,404
                                                                      --------
 Telecommunications--Wireless (2.2%):
    5,109  Motorola, 5.05%, 8/4/99.................................      5,107
   10,000  Motorola, 5.08%, 9/10/99................................      9,943
                                                                      --------
                                                                        15,050
                                                                      --------
  Total Commercial Paper--Domestic                                     465,530
                                                                      --------
 Repurchase Agreements (13.7%):
   92,189  Solomon Smith Barney, 5.13%, dated 7/30/99, due 8/2/99 at maturity of $92,189, (Collateralized by $94,034
            Freddie Mac, 5.75%,4/15/08 and Fannie Mae, 5.63%,
            5/14/04--Market value $92,864).........................     92,189
                                                                      --------
  Total Repurchase Agreements                                           92,189
                                                                      --------
  Total (Cost $674,540) (a)                                           $674,540
                                                                      ========

--------
Percentages indicated are based on net assets of $673,201.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
* Variable rate security. Rate presented represents rate in effect at July 31, 1999. Date presented reflects next rate change date.
** Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, quarterly, or semianually.
PLC--Public Limited Co.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Institutional Prime Obligations Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

  Shares
    or
 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper--Domestic (72.7%):
 Aircraft Leasing (3.6%):
  $4,000   International Lease Finance Corp., 4.91%, 9/8/99.........   $  3,979
                                                                       --------
 Aluminum (3.6%):
   4,000   Alcoa, Inc., 5.08%, 9/20/99..............................      3,972
                                                                       --------
 Automotive (3.6%):
   4,000   Daimler Chrysler, 5.13%, 11/19/99........................      3,937
                                                                       --------
 Automotive-Finance (11.0%):
   4,000   BMW US Capital, 5.15%, 11/5/99...........................      3,945
   4,000   Ford Motor Credit, 4.80%, 8/3/99.........................      3,999
   4,000   General Motors Acceptance Corp., 5.13%, 12/10/99.........      3,925
                                                                       --------
                                                                         11,869
                                                                       --------
 Banking (3.6%):
   4,000   Wells Fargo & Co., 4.86%, 9/10/99........................      3,978
                                                                       --------
 Beverages (3.6%):
   4,000   Coca Cola Co., 5.09%, 10/19/99...........................      3,955
                                                                       --------
 Brokerage Services (3.6%):
   4,000   Goldman Sachs, 5.16%, 10/28/99...........................      3,950
                                                                       --------
 Consumer Goods (3.6%):
   4,000   Clorox Co., 5.14%, 10/29/99..............................      3,949
                                                                       --------
 Electric Utility (3.6%):
   4,000   National Rural Utilities, 5.10%, 10/5/99.................      3,963
                                                                       --------
 Farm Equipment (3.7%):
   4,000   John Deere Capital Corp., 5.09%, 8/6/99..................      3,997
                                                                       --------
 Financial Services (14.6%):
   4,000   American Express Credit, 5.11%, 11/5/99..................      3,945
   4,000   American General Finance Corp, 5.16%, 11/9/99............      3,943
   4,000   Associates First Capital, 4.96%, 10/4/99.................      3,966
   4,000   General Electric Capital Corp., 5.01%, 10/25/99..........      3,953
                                                                       --------
                                                                         15,807
                                                                       --------

--------
Percentages indicated are based on net assets of $109,033.
(a) Cost and value for federal income tax and financial reporting purposes are the same.

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Commercial Paper--Domestic, continued:
 Oil & Gas Exploration, Production, & Services (3.6%):
  $4,000   Equilon Enterprises, 5.13%, 10/22/99....................   $  3,953
                                                                      --------
 Pharmaceuticals (3.7%):
   4,000   Pfizer, Inc., 5.05%, 9/3/99.............................      3,981
                                                                      --------
 Technology (3.6%):
   4,000   IBM Credit Corp, 5.05%, 9/7/99..........................      3,979
                                                                      --------
 Telecommunications (3.7%):
   4,000   BellSouth Telecommunications Inc., 5.02%, 8/6/99........      3,997
                                                                      --------
  Total Commercial Paper--Domestic                                      79,266
                                                                      --------
 Investment Companies (0.0%):
  18,427   AmSouth Prime Obligations Fund..........................         18
  15,291   AmSouth U.S. Treasury Fund..............................         15
                                                                      --------
  Total Investment Companies                                                33
                                                                      --------
 Repurchase Agreements (27.7%):
  15,100   C.S. First Boston Corp., 5.13%, dated 7/30/99, due
            8/2/99, proceeds at maturity of $15,100,
            (Collateralized by $15,675 Freddie Mac Discount Note,
            0.00%, 8/19/99--Market value $15,631)..................     15,100
  15,100   Solomon Smith Barney, 5.13%, dated 7/30/99, due 8/2/99,
            proceeds at maturity of $15,100, (Collateralized by
            $15,402 Freddie Mac, 5.75%, 4/15/08 and Fannie Mae,
            5.63%, 5/14/04--Market value $15,211)..................     15,100
                                                                      --------
  Total Repurchase Agreements                                           30,200
                                                                      --------
  Total (Cost $109,499) (a)                                           $109,499
                                                                      ========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                       Schedule of Portfolio Investments
                                 July 31, 1999
                     (Amounts in thousands, except shares)

 Shares or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------
 Tax Anticipation Notes (4.9%):
 Florida (1.0%):
  $1,000   Orange County School District, Tax Anticipation Notes,
            3.10%, 9/15/99 ........................................    $ 1,000
                                                                       -------
 Pennsylvania (1.6%):
   1,500   Philadelphia, Tax & Revenue, Anticipation Notes, 4.25%,
            6/30/00 ...............................................      1,510
                                                                       -------
 Texas (2.3%):
   2,200   Texas State Tax & Revenue Anticipation Notes, 4.50%,
            8/31/99 ...............................................      2,203
                                                                       -------
  Total Tax Anticipation Notes                                           4,713
                                                                       -------
 Demand Notes (40.2%):
 Alabama (13.1%):
   1,500   Alabama Housing Finance Authority, Huntsville, Series B,
            3.15%*, 8/4/99**, FNMA ................................      1,500
   2,000   Alabama State Housing Finance Authority, Multi Family
            Housing Revenue, Rime VLG Hoover Project, Series A,
            3.15%*, 8/4/99**, FNMA ................................      2,000
   1,000   Bon Air, Industrial Development Board, Avondale Mills,
            3.15%*, 8/4/99**, LOC: Trust Co. Bank .................      1,000
   2,000   City of Birmingham, Series 1992A, GO, 3.20%*, 8/4/99**,
            LOC: Regions Bank .....................................      2,000
     350   Columbia, Industrial Development Board, PCR, Alabama
            Power Co. Project, Series D, 3.40%*, 8/2/99** .........        350
   1,000   Jacksonville, Industrial Development Board, Parker
            Hannifin Corp., 3.15%*, 8/5/99** ......................      1,000
   2,000   Mobile, Industrial Development Board, PCR, Alabama Power
            Co. Project, Series B, 3.20%*, 8/5/99** ...............      1,999
     500   North Alabama, Environmental Improvement Authority, PCR,
            Reynolds Metals Co., 3.40%*, 8/2/99**, LOC: Bank of
            Nova Scotia ...........................................        500
   1,000   Port City, Medical Clinic Board, Infirmary Health
            Systems, Series B, 3.15%*, 8/5/99**, AMBAC ............      1,000
   1,365   Stevenson, Industrial Development Board, Environmental
            Improvement Revenue, Mead Corp. Project, 3.35%*,
            8/2/99**, LOC: Credit Suisse ..........................      1,365
                                                                       -------
                                                                        12,714
                                                                       -------
 California (2.6%):
   2,500   Los Angeles, Regional Airports Improvements Corp., Los
            Angeles International-LAX 2, 3.40%*, 8/2/99 **, LOC:
            Societe Generale ......................................      2,500
                                                                       -------
 Florida (3.3%):
   1,500   Alachua County Health, 3.00%*, 8/4/99**, MBIA...........      1,500
   1,680   Laurel Club, Certificates of Participation, Series 96A,
            3.25%*, 8/4/99**, LOC: Swiss Bank Corp. ...............      1,680
                                                                       -------
                                                                         3,180
                                                                       -------
 Georgia (1.0%):
   1,000   Cobb County, Post Mill Project, 3.15%*, 8/4/99**........      1,000
                                                                       -------
 Michigan (2.6%):
   2,500   Cornell Township Economic Development Corp., Environment
            Improvement Revenue, 3.35%*, 8/2/99**, LOC: Swiss Bank.      2,500
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

 Shares or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------
 Demand Notes, continued:
 Minnesota (3.5%):
  $1,000   Minneapolis, GO, Sewer Improvements, Series A, 3.05%*,
            8/4/99**, LOC: Bayerische Vereinsbank .................    $ 1,000
   2,400   Minneapolis, GO, Sewer Improvements, Series B, 3.05%*,
            8/5/99** ..............................................      2,400
                                                                       -------
                                                                         3,400
                                                                       -------
 New York (2.6%):
     900   New York, GO, 3.50%*, 8/2/99**, LOC: Morgan Guaranty
            Trust..................................................        900
   1,600   New York, GO, Series D, 3.00%*, 8/4/99**, FGIC..........      1,600
                                                                       -------
                                                                         2,500
                                                                       -------
 North Carolina (0.5%):
     500   North Carolina Educational Facilities, 3.00%*, 8/5/99**,
            LOC: Wachovia B&T .....................................        500
                                                                       -------
 Pennsylvania (2.3%):
   2,200   Schuylkill County, Industrial Development Authority,
            Resource Recovery Revenue, Gilberton Power Project,
            3.05%*, 8/4/99**, LOC: Mellon Bank ....................      2,200
                                                                       -------
 South Carolina (1.0%):
   1,000   South Carolina State Jobs & Economic Development
            Revenue, St. Francis Hospital, 3.40%*, 8/2/99**, LOC:
            Chase Manhattan Bank ..................................      1,000
                                                                       -------
 Tennessee (1.9%):
   1,300   Metropolitan Nashville Airport Authority, Special
            Facilities Revenue, American Airlines Project, Series
            A, 3.40%*, 8/2/99**, LOC: Union Bank of Switzerland ...      1,300
     500   Sullivan County, Industrial Development Board , PCR,
            Mead Corp. Project, 2.80%*, 8/2/99**, LOC:
            Union Bank of Switzerland .............................        500
                                                                       -------
                                                                         1,800
                                                                       -------
 Texas (3.1%):
   1,000   Grapevine, Industrial Development Corp., American
            Airlines A4, 3.40%*, 8/2/99**, LOC: Morgan Guaranty ...      1,000
   2,000   North Central Texas Series C, 3.40%*, 8/2/99**..........      2,000
                                                                       -------
                                                                         3,000
                                                                       -------
 Washington (0.6%):
     600   Seattle Municipal Light & Power, 3.00%*, 8/4/99**.......        600
                                                                       -------
 Wyoming (2.1%):
   2,000   Lincoln County PCR, Project D, 3.35%*, 8/2/99**.........      2,000
                                                                       -------
  Total Demand Notes                                                    38,894
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

 Shares or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------
 Tax Free Commercial Paper (11.6%):
 Alabama (2.6%):
  $1,500   Montgomery, 3.00%, 8/6/99...............................    $ 1,500
   1,000   Port City Medical Clinic Board, Mobile, 3.05%, 8/4/99...      1,000
                                                                       -------
                                                                         2,500
                                                                       -------
 Florida (4.8%):
   1,000   Jacksonville, 3.25%, 10/22/99...........................      1,000
   1,500   Jacksonville, PCR, 3.35%, 10/18/99......................      1,500
   1,200   Sarasota County, Public Hospital Revenue, 3.20%, 9/7/99.      1,200
   1,000   St. Lucie County, PCR, 3.05%, 8/5/99....................      1,000
                                                                       -------
                                                                         4,700
                                                                       -------
 Mississippi (2.1%):
   1,000   Mississippi Hospital Equiment & Facilities Authority,
            3.10%, 9/13/99 ........................................      1,000
   1,000   Mississippi Hospital Equipment Authority Revenue, 3.25%,
            10/7/99 ...............................................      1,000
                                                                       -------
                                                                         2,000
                                                                       -------
 Nevada (1.1%):
   1,000   Clark County, 5.70%, 6/1/00.............................      1,018
                                                                       -------
 Utah (1.0%):
   1,000   Intermountain Power Agency, 3.20%, 10/13/99.............      1,000
                                                                       -------
  Total Tax Free Commercial Paper                                       11,218
                                                                       -------
 Municipal Bonds (36.6%):
 Alabama (3.3%):
   1,000   Alabama State College Authority, 5.00%, 8/1/99..........      1,000
   1,000   Alabama State, Municpal Electrics Authority Power Supply
            Revenue, 6.10%, 9/1/99, LOC: MBIA .....................      1,003
     380   Alabama Water Pollution Control Authority, 5.00%,
            8/15/99, LOC: AMBAC ...................................        380
     600   University Birmingham Alabama Medical & Educational
            Foundation Revenue, 7.00%, 12/1/19, Prerefunded 12/1/99
            @ 102 .................................................        620
     250   University of Alabama Revenue, 4.15%, 10/1/99...........        250
                                                                       -------
                                                                         3,253
                                                                       -------
 California (1.6%):
   1,500   Los Angeles County, Tax & Revenue, 4.00%, 6/30/00.......      1,509
                                                                       -------
 Colorado (1.0%):
   1,000   El Paso County, School District, 0.00%, 12/1/99, LOC:
            MBIA ..................................................        989
                                                                       -------
 Florida (1.3%):
     250   Homestead, Special Insurance Assessment Revenue, 4.75%,
            9/1/99, LOC: MBIA .....................................        250
   1,000   Tampa, Water & Sewer Revenue, 6.20%, 10/1/99, LOC: Bank
            of America ............................................      1,005
                                                                       -------
                                                                         1,255
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

 Shares or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------
 Municipal Bonds, continued:
 Georgia (3.5%):
  $1,000   Clayton County, GO, 4.25%, 8/1/99.......................    $ 1,000
   1,500   Gwinnett County School District, 3.50%, 12/31/99........      1,501
   1,000   Muscogee County School District, 4.00%, 11/1/99.........      1,003
                                                                       -------
                                                                         3,504
                                                                       -------
 Hawaii (1.6%):
   1,500   Hawaii State, 4.75%, 11/1/99, LOC: FGIC.................      1,505
                                                                       -------
 Illinois (3.0%):
   1,075   Chicago Wastewater Transmission Revenue, 7.20%,
            11/15/19, Prerefunded 11/15/99 @ 102, LOC:MBIA ........      1,109
     750   Cook County High School District, 6.50%, 12/1/99, LOC:
            FSA....................................................        758
   1,000   Illinois Health Facilities Authority Revenue, 4.00%
            8/15/99................................................      1,000
                                                                       -------
                                                                         2,867
                                                                       -------
 Kentucky (1.0%):
   1,000   Kentucky Asset/Liability Revenue, 4.25%, 6/28/00........      1,008
                                                                       -------
 Louisianna (0.5%):
     525   Louisiana State Gas & Fuels Tax Revenue, 3.35%,
            11/15/99...............................................        525
                                                                       -------
 Maryland (1.0%):
   1,000   Montgomery County, GO, 5.80%, 10/1/99...................      1,005
                                                                       -------
 Massachusetts (1.4%):
     500   Boston Water & Sewer Common Revenue, 7.10%, 11/01/19,
            Prerefunded 11/1/99 @ 102, LOC:
            US Government Securities ..............................        516
     300   Hingham, MA, 5.50%, 10/15/99............................        301
     500   Massachusetts State Convention Center Authority, 6.00%,
            9/1/99 ................................................        501
                                                                       -------
                                                                         1,318
                                                                       -------
 New Hampshire (2.1%):
   2,000   New Hampshire State Capital Appreciation, College
            Savings Bond Program, 0.00%, 8/1/99 ...................      2,000
                                                                       -------
 New York (0.5%):
     450   New York City Transitional Finance Authority Revenue,
            4.00%, 8/15/99 ........................................        450
                                                                       -------
 North Carolina (0.3%):
     250   Stokes County, 4.80%, 6/1/00, LOC: FGIC.................        252
                                                                       -------
 Ohio (2.2%):
   1,500   Cuyahoga County, 6.70%, 10/1/10, Prerefunded 10/1/99 @
            102, LOC: US Government Securities ....................      1,539
     625   Ottawa County, 4.25%, 9/1/99, LOC: MBIA.................        625
                                                                       -------
                                                                         2,164
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

 Shares or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------

 Municipal Bonds, continued:
 Oklahoma (1.1%):
  $1,100   Oklahoma City, 4.65%, 8/1/99............................    $ 1,100
                                                                       -------
 Pennsylvania (2.8%):
   1,000   Lehigh County Purpose Authority Revenue, 8.75%, 11/1/14,
            Prerefunded 11/1/99 @ 102,
            LOC: US Treasury Obligation ...........................      1,034
   1,000   Pennsylvania State Turnpike Commission Turnpike Revenue,
            7.63%, 12/1/09, Prerefunded 12/1/99 @ 102 .............      1,035
     600   Philadelphia School District, 4.00%, 6/30/00, LOC:
            Mellon Bank ...........................................        603
                                                                       -------
                                                                         2,672
                                                                       -------
 Rhode Island (1.0%):
   1,000   Rhode Island State Contruction Capital Development Loan,
            Series A, 4.25% 9/1/99, LOC: FGIC .....................      1,001
                                                                       -------
 South Carolina (0.7%):
     665   South Carolina State Capital Improvement, Series B,
            5.60%, 3/1/00 .........................................        673
                                                                       -------
 Tennessee (2.1%):
   1,000   Metro Government Nashville & Davidson Tennesse, Public
            Improvement, Series A, 4.60%, 11/15/99 ................      1,004
   1,000   Sullivan County, Health Education & Housing, 7.20%,
            2/15/00, LOC: MBIA ....................................      1,040
                                                                       -------
                                                                         2,044
                                                                       -------
 Texas (1.6%):
     500   Dallas Water Works & Sewer Revenue, 5.90%, 10/1/99......        502
   1,000   Irving Independant School District GO, 4.50%, 8/15/99...      1,001
                                                                       -------
                                                                         1,503
                                                                       -------
 Virginia (0.4%):
     355   James City County, 6.40%, 12/15/99, LOC: FGIC...........        359
                                                                       -------
 Washington (1.0%):
     500   King County, GO, 4.70% 10/1/99..........................        501
     435   Richland Electric Revenue, 5.30% 11/1/99................        437
                                                                       -------
                                                                           938
                                                                       -------
 West Virginia (1.6%):
     500   West Virginia State Hospital Finance Authority, 7.00%,
            8/1/04, Prerefunded 8/1/99 @ 102, LOC: FSA ............        510
   1,000   West Virginia State, State Road, 3.50%, 6/1/00..........      1,000
                                                                       -------
                                                                         1,510
                                                                       -------
  Total Municipal Bonds                                                 35,404
                                                                       =======

                                   Continued

AMSOUTH MUTUAL FUNDS
Tax-Exempt Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 1999
                     (Amounts in thousands, except shares)

 Shares or
 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Investment Companies (6.1%):
 4,012,917 Federated Tax-Free Fund..................................    $ 4,013
 1,890,596 Goldman Sachs Tax-Free Fund..............................      1,891
                                                                        -------
  Total Investment Companies                                              5,904
                                                                        -------
  Total (Cost $96,133) (a)                                              $96,133
                                                                        =======

--------
Percentages indicated are based on net assets of $96,724.
(a) Cost for federal income tax and financial reporting purposes are the same.
 * Variable rate security. Rate presented represents rate in effect at July 31, 1999. Date presented reflects next rate change date.
** Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, and semiannually.
AMBAC--Insured by AMBAC Indemnity Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
FNMA--Insured by Federal National Mortgage Assoc.
FSA--Insured by Financial Security Assoc.
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Assoc.
PCR--Pollution Control Revenue
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                         Notes to Financial Statements
                                 July 31, 1999
1. Organization:

 AmSouth Mutual Funds (the "Trust") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

 The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Equity Income Fund ("Equity Income"), the AmSouth Equity Fund ("Equity"), the AmSouth Enhanced Market Fund ("Enhanced Market"), the AmSouth Capital Growth Fund ("Capital Growth"), the AmSouth Select Equity Fund ("Select Equity"), the AmSouth Regional Equity Fund ("Regional Equity"), the AmSouth Small Cap Fund ("Small Cap"), the AmSouth Balanced Fund ("Balanced"), the AmSouth Limited Maturity Fund ("Limited Maturity"), the AmSouth Government Income Fund ("Government Income"), the AmSouth Bond Fund ("Bond"), the AmSouth Municipal Bond Fund ("Municipal Bond"), and the AmSouth Florida Tax-Free Fund ("Florida Tax-Free")(collectively, "the variable net asset funds"), the AmSouth U.S. Treasury Fund ("U.S. Treasury") the AmSouth Prime Obligations Fund ("Prime Obligations"), the AmSouth Institutional Prime Obligations Fund ("Institutional Prime Obligations") and the AmSouth Tax-Exempt Fund ("Tax-Exempt")(collectively, "the money market funds")(collectively, "the Funds" and individually "a Fund").

 The Equity Income Fund seeks above average income and capital appreciation. The Equity Fund seeks growth of capital. The Enhanced Market Fund seeks long-term growth of capital. The Capital Growth Fund seeks long-term capital appreciation and growth of income. The Select Equity Fund seeks long-term growth of capital. The Regional Equity Fund seeks growth of capital. The Small Cap Fund seeks capital appreciation. The Balanced Fund seeks to obtain long-term capital growth and to produce a reasonable amount of current income. The Limited Maturity Fund seeks current income, consistent with the preservation of capital. The Government Income Fund, Bond Fund, Municipal Bond Fund and Florida Tax-Free Fund seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangible taxes (Florida Tax-Free Fund only) as is consistent with the preservation of capital. The U.S. Treasury Fund, Prime Obligations Fund and Institutional Prime Obligations Fund seek current income with liquidity and stability of principal. The Tax-Exempt Fund seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the
                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999
  amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common stocks, corporate bonds, municipal bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued on the basis of valuations provided by dealers or an independent pricing service approved by the Board of Trustees. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

  Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  Financial Futures Contracts:

  The Enhanced Market Fund and the Select Equity Fund may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securties that they intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

  Repurchase Agreements:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth Bank ("AmSouth"), deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999

  Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of July 31,1999, the following reclassifications have been made to increase (decrease) such amounts with offsetting adjustments made to capital (amounts in thousands):

                                                                   Undistributed
                                                    Undistributed   Net Realized
                                                    Net Investment   Gains on
                                                        Income      Investments
                                                    -------------- -------------
   Capital Growth Fund.............................      $149          $(149)
   Select Equity Fund..............................         1             (1)
   Small Cap Fund..................................        99             --
   Balanced Fund...................................        87            (87)
   Limited Maturity Fund...........................       212           (212)
   Government Income Fund..........................       (15)            24
   Bond Fund.......................................       445           (445)
   Municipal Bond Fund.............................        33            (33)
   Institutional Prime Obligations Fund............         5             --

  Federal Income Taxes:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999

  Unamortized Organizational Costs:

  Costs incurred by the Equity Income, the Capital Growth and the Small Cap Funds in connection with their organization and registration of shares have been deferred and are amortized using the straight-line method over a period of two years from the commencement of the public offering of shares of the Fund. As of July 31, 1999 the Small Cap Fund had remaining unamortized costs of $3,744.

3.Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1999 were as follows (amounts in thousands):

                                                              Purchases  Sales
                                                              --------- -------
   Equity Income Fund........................................  $53,416  $60,382
   Equity Fund...............................................  174,713  268,994
   Enhanced Market Fund (a)..................................   34,546    6,824
   Capital Growth Fund.......................................   38,892   20,058
   Select Equity Fund (a)....................................   21,993    1,777
   Regional Equity Fund......................................   15,892   49,539
   Small Cap Fund............................................   36,636   21,062
   Balanced Fund.............................................   84,942  119,423
   Limited Maturity Fund.....................................   46,173   42,786
   Government Income Fund....................................    2,491    4,521
   Bond Fund.................................................  115,567   63,340
   Municipal Bond Fund.......................................   72,451   65,956
   Florida Tax Free Fund.....................................   24,830   23,460

  --------
  (a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.

4.Capital Share Transactions:

 The Trust has issued three classes of Fund shares in each of the Equity Income Fund, the Equity Fund, the Enhanced Market Fund, the Capital Growth Fund, the Select Equity Fund, the Regional Equity Fund, the Small Cap Fund, the Balanced Fund, the Limited Maturity Fund, the Bond Fund, the Municipal Bond Fund, the Florida Tax Free Fund, and the Prime Obligations Fund: Classic Shares, Premier Shares, and B Shares. The Trust has issued two classes of Fund shares in each of the Government Income Fund, the U.S. Treasury Fund, and the Tax-Exempt Fund: Classic Shares and Premier Shares. The Trust has issued three classes of fund shares in the Institutional Prime Obligations
 Fund: Class I, Class II and Class III. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

 Transactions in capital shares for the Funds for the year ended July 31, 1999 and July 31,1998, respectively, were as follows (amounts in thousands):
                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999

                              Equity                                    Enhanced         Capital
                              Income                 Equity              Market          Growth
                               Fund                   Fund                Fund            Fund
                         -----------------     --------------------     --------     ----------------
                                                                                              Period
                                    Year                                              Year     Ended
                           Year     Ended        Year       Year         Period       Ended    July
                          Ended     July         Ended      Ended        Ended        July      31,
                         July 31,    31,       July 31,   July 31,      July 31,       31,     1998
                           1999     1998         1999       1998        1999 (b)      1999      (a)
                         --------  -------     ---------  ---------     --------     -------  -------
CAPITAL TRANSACTIONS:
Classic Shares:
 Proceeds from shares
  issued................ $  1,858  $12,824     $  57,426  $  35,457     $19,464      $ 7,168  $11,600
 Dividends reinvested...      790    1,113         6,662      3,628         103           65       --
 Cost of shares
  redeemed..............  (10,017)  (5,099)      (68,598)   (25,227)     (8,488)      (4,647)    (695)
                         --------  -------     ---------  ---------     -------      -------  -------
 Change in net assets
  from Classic Share
  transactions.......... $ (7,369) $ 8,838     $  (4,510) $  13,858     $11,079      $ 2,586  $10,905
                         ========  =======     =========  =========     =======      =======  =======
Premier Shares:
 Proceeds from shares
  issued................ $  6,156  $ 4,442 (c) $ 136,777  $ 147,122 (c) $14,504 (e)  $16,038  $   457 (c)
 Dividends reinvested...      135      155 (c)    17,681     11,396 (c)      32 (e)        4       -- (c)
 Cost of shares
  redeemed..............   (4,389)  (1,253)(c)  (173,589)  (178,749)(c)    (749)(e)   (2,206)     (25)(c)
                         --------  -------     ---------  ---------     -------      -------  -------
 Change in net assets
  from Premier Share
  transactions.......... $  1,902  $ 3,344     $ (19,131) $ (20,231)    $13,787      $13,836  $   432
                         ========  =======     =========  =========     =======      =======  =======
Class B Shares:
 Proceeds from shares
  issued................ $  1,204  $ 8,243 (d) $   4,945  $   8,035 (d) $ 6,257 (f)  $ 3,933  $ 3,449 (d)
 Dividends reinvested...      230      108 (d)       944        101 (d)       5 (f)       31       -- (d)
 Cost of shares
  redeemed..............   (1,990)    (508)(d)    (1,866)      (328)(d)    (343)(f)     (839)    (213)(d)
                         --------  -------     ---------  ---------     -------      -------  -------
 Change in net assets
  from Class B Share
  transactions.......... $   (556) $ 7,843     $   4,023  $   7,808     $ 5,919      $ 3,125  $ 3,236
                         ========  =======     =========  =========     =======      =======  =======
SHARE TRANSACTIONS:
Classic Shares:
 Issued.................      153    1,071         2,355      1,497       1,655          538    1,106
 Reinvested.............       67       96           296        159           8            5       --
 Redeemed...............     (821)    (418)       (2,824)    (1,075)       (627)        (380)     (66)
                         --------  -------     ---------  ---------     -------      -------  -------
 Change in Classic
  Shares................     (601)     749          (173)       581       1,036          163    1,040
                         ========  =======     =========  =========     =======      =======  =======
Premier Shares:
 Issued.................      501      366 (c)     5,779      6,192 (c)   1,081 (e)    1,196       41 (c)
 Reinvested.............       11       13 (c)       787        501 (c)       2 (e)       --       -- (c)
 Redeemed...............     (360)    (104)(c)    (7,105)    (7,487)(c)     (53)(e)     (159)      (2)(c)
                         --------  -------     ---------  ---------     -------      -------  -------
 Change in Premier
  Shares................      152      275          (539)      (794)      1,030        1,037       39
                         ========  =======     =========  =========     =======      =======  =======
Class B Shares:
 Issued.................      101      684 (d)       205        332 (d)     468 (f)      299      320 (d)
 Reinvested.............       20        9 (d)        42          4 (d)      -- (f)        3       -- (d)
 Redeemed...............     (166)     (41)(d)       (77)       (13)(d)     (25)(f)      (64)     (19)(d)
                         --------  -------     ---------  ---------     -------      -------  -------
 Change in Class B
  Shares................      (45)     652           170        323         443          238      301
                         ========  =======     =========  =========     =======      =======  =======

--------
(a) For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(b) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(d) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(e) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(f) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999

                         Select Equity   Regional Equity           Small Cap             Balanced
                             Fund             Fund                   Fund                  Fund
                         -------------  ------------------     ------------------    ------------------
                            Period        Year      Year         Year     Period       Year      Year
                             Ended       Ended     Ended        Ended     Ended       Ended     Ended
                           July 31,     July 31,  July 31,     July 31,  July 31,    July 31,  July 31,
                           1999 (b)       1999      1998         1999    1998 (a)      1999      1998
                         -------------  --------  --------     --------  --------    --------  --------
CAPITAL TRANSACTIONS:
Classic Shares:
 Proceeds from shares
  issued................    $14,740     $    795  $  6,724     $   657    $1,559 (e) $  3,921  $  8,568
 Dividends reinvested...         67        2,115     1,663          --        -- (e)    4,523     5,169
 Cost of shares
  redeemed..............     (6,553)     (18,502)  (11,554)       (835)      (47)(e)  (11,411)  (21,937)
                            -------     --------  --------     -------    ------     --------  --------
 Change in net assets
  from Classic Share
  transactions..........    $ 8,254     $(15,592) $ (3,167)    $  (178)   $1,512     $ (2,967) $ (8,200)
                            =======     ========  ========     =======    ======     ========  ========
Premier Shares:
 Proceeds from shares
  issued................    $11,128 (g) $  9,008  $ 22,574 (c) $17,146    $5,609     $ 57,092  $ 82,900 (c)
 Dividends reinvested...         25 (g)    1,509     1,325 (c)      --        --       18,818    17,248 (c)
 Cost of shares
  redeemed..............       (708)(g)  (30,812)  (27,608)(c)  (1,058)      (72)     (82,279)  (88,638)(c)
                            -------     --------  --------     -------    ------     --------  --------
 Change in net assets
  from Premier Share
  transactions..........    $10,445     $(20,295) $ (3,709)    $16,088    $5,537     $ (6,369) $ 11,510
                            =======     ========  ========     =======    ======     ========  ========
Class B Shares:
 Proceeds from shares
  issued................    $ 2,006 (h) $    178  $  2,405 (d) $   474    $  967     $  5,756  $  5,405 (f)
 Dividends reinvested...          2 (h)      110        27 (d)      --        --          680       105 (f)
 Cost of shares
  redeemed..............        (63)(h)     (998)     (247)(d)    (333)      (22)      (1,533)     (180)(f)
                            -------     --------  --------     -------    ------     --------  --------
 Change in net assets
  from Class B Share
  transactions..........    $ 1,945     $   (710) $  2,185     $   141    $  945     $  4,903  $  5,330
                            =======     ========  ========     =======    ======     ========  ========
SHARE TRANSACTIONS:
Classic Shares:
 Issued.................      1,391           33       231          81       155 (e)      261       567
 Reinvested.............          6           90        58          --        -- (e)      314       351
 Redeemed...............       (534)        (781)     (397)       (103)       (5)(e)     (763)   (1,453)
                            -------     --------  --------     -------    ------     --------  --------
 Change in Classic
  Shares................        863         (658)     (108)        (22)      150         (188)     (535)
                            =======     ========  ========     =======    ======     ========  ========
Premier Shares:
 Issued.................        933 (g)      379       764 (c)   2,159       562        3,865     5,525 (c)
 Reinvested.............          2 (g)       64        46 (c)      --        --        1,305     1,182 (c)
 Redeemed...............        (58)(g)   (1,301)     (949)(c)    (132)       (8)      (5,514)   (5,880)(c)
                            -------     --------  --------     -------    ------     --------  --------
 Change in Premier
  Shares................        877         (858)     (139)      2,027       554         (344)      827
                            =======     ========  ========     =======    ======     ========  ========
Class B Shares:
 Issued.................        168 (h)        7        81 (d)      60        98          385       355 (f)
 Reinvested.............         -- (h)        5         1 (d)      --        --           47         7 (f)
 Redeemed...............         (5)(h)      (43)       (8)(d)     (44)       (2)        (102)      (12)(f)
                            -------     --------  --------     -------    ------     --------  --------
 Change in Class B
  Shares................        163          (31)       74          16        96          330       350
                            =======     ========  ========     =======    ======     ========  ========

--------
(a) For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(b) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(c) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(d) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(e) For the period from March 3, 1998 (commencement of operations) through July 31, 1998.
(f) For the period from September 2, 1997 (commencement of operations) through July 31, 1998.
(g) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.
(h) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999

                         Limited Maturity          Government Income            Bond
                               Fund                      Fund                   Fund
                         ---------------------     ------------------     ------------------
                           Year         Year         Year      Year         Year      Year
                          Ended        Ended        Ended     Ended        Ended     Ended
                         July 31,     July 31,     July 31,  July 31,     July 31,  July 31,
                           1999         1998         1999      1998         1999      1998
                         --------     --------     --------  --------     --------  --------
CAPITAL TRANSACTIONS:
Classic Shares:
 Proceeds from shares
  issued................ $  2,211     $  3,654     $ 1,349   $   916      $  3,224  $  9,635
 Dividends reinvested...      159          224         240       320           406     1,185
 Cost of shares
  redeemed..............   (3,166)     (10,734)     (4,187)   (4,434)       (3,293)  (19,183)
                         --------     --------     -------   -------      --------  --------
 Change in net assets
  from Classic Share
  transactions.......... $   (796)    $ (6,856)    $(2,598)  $(3,198)     $    337  $ (8,363)
                         ========     ========     =======   =======      ========  ========
Premier Shares:
 Proceeds from shares
  issued................ $ 27,407     $ 16,530 (a) $ 1,287   $ 2,137 (a)  $116,935  $ 89,740 (a)
 Dividends reinvested...      534          409 (a)      --        -- (a)     5,091     4,132 (a)
 Cost of shares
  redeemed..............  (23,812)     (38,351)(a)    (580)      (10)(a)   (55,310)  (65,976)(a)
                         --------     --------     -------   -------      --------  --------
 Change in net assets
  from Premier Share
  transactions.......... $  4,129     $(21,412)    $   707   $ 2,127      $ 66,716  $ 27,896
                         ========     ========     =======   =======      ========  ========
Class B Shares:
 Proceeds from shares
  issued................ $  1,706 (c) $     --     $    --   $    --      $  2,727  $    498 (b)
 Dividends reinvested...       16 (c)       --          --        --            64         4 (b)
 Cost of shares
  redeemed..............     (102)(c)       --          --        --          (587)      (60)(b)
                         --------     --------     -------   -------      --------  --------
 Change in net assets
  from Class B Share
  transactions.......... $  1,620     $     --     $    --   $    --      $  2,204  $    442
                         ========     ========     =======   =======      ========  ========
SHARE TRANSACTIONS:
Classic Shares:
 Issued.................      211          350         135        93           289       889
 Reinvested.............       15           22          24        33            36       109
 Redeemed...............     (300)      (1,033)       (423)     (450)         (296)   (1,781)
                         --------     --------     -------   -------      --------  --------
 Change in Classic
  Shares................      (74)        (661)       (264)     (324)           29      (783)
                         ========     ========     =======   =======      ========  ========
Premier Shares:
 Issued.................    2,612        1,580 (a)     131       217 (a)    10,625     8,147 (a)
 Reinvested.............       51           39 (a)      --        -- (a)       458       376 (a)
 Redeemed...............   (2,269)      (3,669)(a)     (58)       (1)(a)    (4,972)   (5,985)(a)
                         --------     --------     -------   -------      --------  --------
 Change in Premier
  Shares................      394       (2,050)         73       216         6,111     2,538
                         ========     ========     =======   =======      ========  ========
Class B Shares:
 Issued.................      164 (c)       --          --        --           245        45 (b)
 Reinvested.............        2 (c)       --          --        --             6        -- (b)
 Redeemed...............      (10)(c)       --          --        --           (53)       (5)(b)
                         --------     --------     -------   -------      --------  --------
 Change in Class B
  Shares................      156           --          --        --           198        40
                         ========     ========     =======   =======      ========  ========

--------
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 16, 1997 (commencement of operations) through July 31, 1998.
(c) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999

                         Municipal Bond Fund           Florida Tax-Free Fund
                         -------------------------     --------------------------
                           Year           Year            Year            Year
                           Ended          Ended          Ended           Ended
                         July 31,       July 31,        July 31,        July 31,
                           1999           1998            1999            1998
                         ---------      ----------     ----------      ----------
CAPITAL TRANSACTIONS:
Classic Shares:
 Proceeds from shares
  issued................ $   1,032      $    9,434     $    6,120      $    6,245
 Dividends reinvested...        76              52            425             218
 Cost of shares
  redeemed..............    (1,049)         (5,477)        (2,685)         (5,154)
                         ---------      ----------     ----------      ----------
 Change in net assets
  from Classic Share
  transactions.......... $      59      $    4,009     $    3,860      $    1,309
                         =========      ==========     ==========      ==========
Premier Shares:
 Proceeds from shares
  issued................ $  51,374      $   45,269 (a) $   19,040      $   18,711 (a)
 Dividends reinvested...       189              48 (a)         32              -- (a)
 Cost of shares
  redeemed..............   (48,186)        (57,585)(a)     (9,350)         (9,399)(a)
                         ---------      ----------     ----------      ----------
 Change in net assets
  from Premier Share
  transactions.......... $   3,377      $  (12,268)    $    9,722      $    9,312
                         =========      ==========     ==========      ==========
Class B Shares:
 Proceeds from shares
  issued................ $      27 (c)  $       --     $      577 (b)  $       --
 Dividends reinvested...        -- (c)          --              1 (b)          --
 Cost of shares
  redeemed..............       (11)(c)          --             -- (b)          --
                         ---------      ----------     ----------      ----------
 Change in net assets
  from Class B Share
  transactions.......... $      16      $       --     $      578      $       --
                         =========      ==========     ==========      ==========
SHARE TRANSACTIONS:
Classic Shares:
 Issued.................       102             934            580             596
 Reinvested.............         8               5             40              21
 Redeemed...............      (103)           (542)          (255)           (493)
                         ---------      ----------     ----------      ----------
 Change in Classic
  Shares................         7             397            365             124
                         =========      ==========     ==========      ==========
Premier Shares:
 Issued.................     5,066           4,457 (a)      1,811           1,787 (a)
 Reinvested.............        19               5 (a)          3              -- (a)
 Redeemed...............    (4,732)         (5,668)(a)       (891)           (899)(a)
                         ---------      ----------     ----------      ----------
 Change in Premier
  Shares................       353          (1,206)           923             888
                         =========      ==========     ==========      ==========
Class B Shares:
 Issued.................         3 (c)          --             56 (b)          --
 Reinvested.............        -- (c)          --             -- (b)          --
 Redeemed...............        (1)(c)          --             -- (b)          --
                         ---------      ----------     ----------      ----------
 Change in Class B
  Shares................         2              --             56              --
                         =========      ==========     ==========      ==========

--------
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
(c) For the period from February 3, 1999 (commencement of operations) through July 31, 1999.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999

                             U.S. Treasury Fund    Prime Obligations Fund
                             --------------------  ------------------------
                               Year       Year        Year         Year
                               Ended      Ended       Ended        Ended
                             July 31,   July 31,    July 31,     July 31,
                               1999       1998        1999         1998
                             ---------  ---------  -----------  -----------
CAPITAL TRANSACTIONS:
Classic Shares:
 Proceeds from shares
  issued.................... $  13,408  $  13,952  $   282,648  $   214,118
 Dividends reinvested.......       270        354        5,884        5,951
 Cost of shares redeemed....   (17,357)   (16,122)    (269,414)    (214,135)
                             ---------  ---------  -----------  -----------
 Change in net assets from
  Classic Share
  transactions.............. $  (3,679) $  (1,816) $    19,118  $     5,934
                             =========  =========  ===========  ===========
Premier Shares:
 Proceeds from shares
  issued.................... $ 753,782  $ 955,935  $ 1,556,708  $ 1,339,647
 Dividends reinvested.......       639        383        1,817        1,859
 Cost of shares redeemed....  (785,630)  (913,630)  (1,501,602)  (1,278,499)
                             ---------  ---------  -----------  -----------
 Change in net assets from
  Premier Share
  transactions.............. $ (31,209) $  42,688  $    56,923  $    63,007
                             =========  =========  ===========  ===========
Class B Shares:
 Proceeds from shares
  issued.................... $      --  $      --  $       463  $         1 (a)
 Dividends reinvested.......        --         --            4           -- (a)
 Cost of shares redeemed....        --         --         (244)          -- (a)
                             ---------  ---------  -----------  -----------
 Change in net assets from
  Class B Share
  transactions.............. $      --  $      --  $       223  $         1
                             =========  =========  ===========  ===========
SHARE TRANSACTIONS:
Classic Shares:
 Issued.....................    13,408     13,952      282,648      214,118
 Reinvested.................       270        354        5,884        5,951
 Redeemed...................   (17,357)   (16,122)    (269,414)    (214,135)
                             ---------  ---------  -----------  -----------
 Change in Classic Shares...    (3,679)    (1,816)      19,118        5,934
                             =========  =========  ===========  ===========
Premier Shares:
 Issued.....................   753,782    955,935    1,556,708    1,339,647
 Reinvested.................       639        383        1,817        1,859
 Redeemed...................  (785,630)  (913,630)  (1,501,602)  (1,278,499)
                             ---------  ---------  -----------  -----------
 Change in Premier Shares...   (31,209)    42,688       56,923       63,007
                             =========  =========  ===========  ===========
Class B Shares:
 Issued.....................        --         --          463            1 (a)
 Reinvested.................        --         --            4           -- (a)
 Redeemed...................        --         --         (244)          -- (a)
                             ---------  ---------  -----------  -----------
 Change in Class B Shares...        --         --          223            1
                             =========  =========  ===========  ===========

--------
(a) For the period from June 15, 1998 (commencement of operations) through July 31, 1998.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999

                                        Institutional Prime
                                         Obligations Fund    Tax-Exempt Fund
                                        ------------------- ------------------
                                              Period          Year      Year
                                               Ended         Ended     Ended
                                             July 31,       July 31,  July 31,
                                             1999 (a)         1999      1998
                                        ------------------- --------  --------
CAPITAL TRANSACTIONS:
Classic Shares (b):
 Proceeds from shares issued...........      $387,727       $ 55,604  $ 56,588
 Dividends reinvested..................            --            686       691
 Cost of shares redeemed...............      (318,269)       (62,103)  (56,548)
                                             --------       --------  --------
 Change in net assets from Classic
  Share transactions...................      $ 69,458       $ (5,813) $    731
                                             ========       ========  ========
Premier Shares (c):
 Proceeds from shares issued...........      $ 56,608 (e)   $181,011  $169,123
 Dividends reinvested..................            -- (e)          5         7
 Cost of shares redeemed...............       (30,608)(e)   (169,221) (162,475)
                                             --------       --------  --------
 Change in net assets from Premier
  Share transactions...................      $ 26,000       $ 11,795  $  6,655
                                             ========       ========  ========
Class B Shares (d):
 Proceeds from shares issued...........      $ 24,183 (f)   $     --  $     --
 Dividends reinvested..................            -- (f)         --        --
 Cost of shares redeemed...............       (10,608)(f)         --        --
                                             --------       --------  --------
 Change in net assets from Class B
  Share transactions...................      $ 13,575       $     --  $     --
                                             ========       ========  ========
SHARE TRANSACTIONS:
Classic Shares (b):
 Issued................................       387,727         55,604    56,588
 Reinvested............................           --             686       691
 Redeemed..............................      (318,269)       (62,103)  (56,548)
                                             --------       --------  --------
 Change in Classic Shares..............        69,458         (5,813)      731
                                             ========       ========  ========
Premier Shares (c):
 Issued................................        56,608 (e)    181,011   169,123
 Reinvested............................            -- (e)          5         7
 Redeemed..............................       (30,608)(e)   (169,221) (162,475)
                                             --------       --------  --------
 Change in Premier Shares..............        26,000         11,795     6,655
                                             ========       ========  ========
Class B Shares (d):
 Issued................................        24,183 (f)         --        --
 Reinvested............................            -- (f)         --        --
 Redeemed..............................       (10,608)(f)         --        --
                                             --------       --------  --------
 Change in Class B Shares..............        13,575             --        --
                                             ========       ========  ========

--------
(a) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.
(b) Class I shares for the Institutional Prime Obligations Fund.
(c) Class II shares for the Institutional Prime Obligations Fund.
(d) Class III shares for the Institutional Prime Obligations Fund.
(e) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.
(f) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999

5.Related Party Transactions:

 Investment advisory services are provided to each of the Funds by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds. On 8/9/99 AmSouth purchased a Guaranteed Life Insurance Contract issued by General American Life Insurance Co. at par, plus accrued interest, from the Prime Obligation Fund. AmSouth also serves as Custodian for the Trust. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of the BISYS Group, Inc.

 ASO Services Company ("Administrator"), a wholly owned subsidiary of the BISYS Group, Inc., serves the Funds as administrator. Under the terms of the administration agreement, The Administrator's fees are computed as 0.20% of the average daily net assets of each of the Funds. AmSouth and BISYS, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of 0.10% of each Fund's daily average net assets.

 Pursuant to its agreement with the Administrator, BISYS, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS also serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended July 31, 1999, BISYS received $1,668,740 from commissions earned on sales of shares of the Funds' variable net asset value funds of which the $1,664,928 was reallowed to AmSouth Investment Services, a related investment dealer of the Funds' shares and other dealers of the Funds' shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

 BISYS Ohio serves the Funds as Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS Ohio receives a fee based on a percentage of each funds average daily net assets, plus out of pocket charges.

 BISYS Inc. serves the Funds as Mutual Fund Accountant. Under the terms of the Fund Accounting Agreement, BISYS Inc. receives a fee based on a percentage of average daily net assets, plus out of pocket charges.

 Classic Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the average daily net assets of the Classic Shares of each of the Funds.
                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999

 Class B Shares, Class II Shares and Class III shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as payment for its services or expenses in connection with distribution assistance of the Funds' Class B Shares, Class II Shares and Class III Shares to the participating organizations customers. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B Shares of each of the Funds (0.25% for Class II Shares and 0.50% for Class III Shares), which includes a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Class B Shares of each Fund.

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended July 31, 1999 (amounts in thousands):

                          Investment Advisory Fees
                         ---------------------------
                          Annual Fee as              Administration  Shareholder        Fund        Transfer      Other
                         a Percentage of    Fees          Fees      Servicing Fees Accounting Fees Agent Fees   Expenses
                          Average Daily  Voluntarily  Voluntarily    Voluntarily     Voluntarily   Voluntarily Voluntarily
                           Net Assets      Reduced      Reduced        Reduced         Reduced       Reduced   Reimbursed
                         --------------- ----------- -------------- -------------- --------------- ----------- -----------
Equity Income Fund.....       0.80%          $--          $--            $--             $38           $30         $--
Equity Fund............       0.80%           --           --             --              20            30          --
Enhanced Market
 Fund (a)..............       0.45%           --           35              9              38            25          --
Capital Growth Fund....       0.80%           --           52             --              50            30          --
Select Equity Fund (a).       0.80%           --           33             10              38            25          --
Regional Equity Fund...       0.80%           --           --             --              20            30          --
Small Cap Fund.........       1.20%           --           21             --              50            30           4
Balanced Fund..........       0.80%           --           --             --              20            30          --
Limited Maturity Fund..       0.65%          170           90              5              15            25          --
Government Income Fund.       0.65%           33           10             10              37            20          --
Bond Fund..............       0.65%          535          285             11              20            30          --
Municipal Bond Fund....       0.65%          816          261              4              15            25          --
Florida Tax-Free Fund..       0.65%          248           71             15              32            24          --
U.S. Treasury Fund.....       0.40%           --           --             10              10            20          --
Prime Obligations Fund.       0.40%           --           --            202              20            30          --
Institutional Prime
 Obl. Fund (b).........       0.20%          129           69             --               9            18          --
Tax-Exempt Fund........       0.40%          192           --             38              21            20          --

--------
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.

                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999
6. Eligible Distributions: (Unaudited)

 The AmSouth Mutual Funds designate the following eligible distributions for the dividends received deductions for corporations for the year ended July 31, 1999:

                                                                      Percentage
                                                                      ----------
   Equity Income Fund................................................   62.37%
   Equity Fund.......................................................  100.00%
   Enhanced Market Fund..............................................   13.18%
   Capital Growth Fund...............................................   40.40%
   Select Equity Fund................................................   36.03%
   Regional Equity Fund..............................................  100.00%
   Balanced Fund.....................................................   31.97%

7. Exempt-Interest Income Designations (Unaudited):

 The AmSouth Mutual Funds designate the following exempt-interest dividends for the taxable year ended July 31, 1999 (amounts in thousands):

                                                                     Tax-Exempt
                                                                    Distribution
                                                                    ------------
   Municipal Bond Fund.............................................   $13,985
   Florida Tax-Free Fund...........................................     3,001
   Tax-Exempt Fund.................................................     2,613

8. Federal Income Tax Information (Unaudited):

 The accompanying table details distributions from long-term capital gains for the following funds for the year ended July 31, 1999 (amounts in thousands):

                                                                     20% Capital
                                                                        Gains
                                                                     -----------
   Equity Income Fund...............................................   $   607
   Equity Fund......................................................    97,302
   Enhanced Market Fund.............................................         5
   Regional Equity Fund.............................................     7,145
   Balanced Fund....................................................    28,585
   Bond Fund........................................................     3,908
   Municipal Bond Fund..............................................     3,301
   Florida Tax-Free Fund............................................       366

                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1999

 At July 31, 1999, the following Funds have capital loss carryforwards which are available to offset future capital gains, if any (amounts in thousands):

                                                                  Amount Expires
                                                                  ------ -------
   Small Cap Fund................................................ $1,924  2007

   Limited Maturity Fund.........................................     65  2002
                                                                     730  2003
                                                                       4  2004
                                                                     304  2005

   Government Income Fund........................................    209  2004
                                                                     127  2005

   Prime Obligations Fund........................................      6  2000

   Tax-Exempt Fund...............................................      2  2006

 Under current tax law, capital losses realized after October 31, within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the next fiscal year (amounts in thousands):

   Small Cap Fund.......................................................... $827

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                          Equity Income Fund
                            ------------------------------------------------------------------------------------
                                   Year Ended                       Year Ended                 March 20, 1997 to
                                 July 31, 1999                    July 31, 1998                July 31, 1997 (g)
                            -------------------------- --------------------------------------  -----------------
                            Classic  Premier  B Shares Classic (a) Premier (a)   B Shares (b)
                            -------  -------  -------- ----------- -----------   ------------
Net Asset Value, Beginning
 of Period................  $ 11.89  $ 11.89   $11.86    $ 11.72     $11.35         $11.60          $ 10.00
                            -------  -------   ------    -------     ------         ------          -------
Investment Activities
 Net investment income
  (loss)..................     0.17     0.19     0.07       0.24       0.25           0.15             0.07
 Net realized and
  unrealized gains
  (losses) from
  investments.............     1.46     1.47     1.47       0.59       0.95           0.68             1.71
                            -------  -------   ------    -------     ------         ------          -------
 Total from investment
  activities..............     1.63     1.66     1.54       0.83       1.20           0.83             1.78
                            -------  -------   ------    -------     ------         ------          -------
Distributions
 Net investment income....    (0.16)   (0.19)   (0.09)     (0.25)     (0.25)         (0.16)           (0.06)
 Net realized gains from
  investment transactions.    (0.26)   (0.26)   (0.26)     (0.41)     (0.41)         (0.41)              --
                            -------  -------   ------    -------     ------         ------          -------
 Total Distributions......    (0.42)   (0.45)   (0.35)     (0.66)     (0.66)         (0.57)           (0.06)
                            -------  -------   ------    -------     ------         ------          -------
Net Asset Value, End of
 Period...................  $ 13.10  $ 13.10   $13.05    $ 11.89     $11.89         $11.86          $ 11.72
                            =======  =======   ======    =======     ======         ======          =======
Total Return (excludes
 sales charge)..............  14.17%   14.43%   13.34%      7.29%      7.54%(c)       7.26%(d)        17.81%(d)
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)............  $21,526  $10,908   $7,919    $26,686     $8,087         $7,733          $22,273
 Ratio of expenses to
  average net assets......     1.41%    1.16%    2.16%      1.42%      1.19%(e)       2.19%(e)         1.30%(e)
 Ratio of net investment
  income to average net
  assets..................     1.37%    1.59%    0.61%      2.03%      2.34%(e)       1.29%(e)         2.13%(e)
 Ratio of expenses to
  average net assets*.....     1.58%    1.33%    2.33%      1.57%      1.35%(e)       2.35%(e)         1.51%(e)
Portfolio turnover (f)....   133.74%  133.74%  133.74%     83.26%     83.26%         83.26%           27.38%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencements of operations) through July 31, 1998,
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 10.82%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) Period from commencement of operations.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                   Equity Fund
                          --------------------------------------------------------------------
                                 Year Ended                         Year Ended
                                July 31, 1999                     July 31, 1998
                          ---------------------------  ---------------------------------------
                          Classic  Premier   B Shares  Classic (a) Premier (a)    B Shares (b)
                          -------  --------  --------  ----------- -----------    ------------
Net Asset Value,
 Beginning of Period....  $ 24.60  $  24.57  $ 24.55     $ 23.35    $  22.51         $23.15
                          -------  --------  -------     -------    --------         ------
Investment Activities
 Net investment income
  (loss)................     0.20      0.26     0.02        0.21        0.28           0.09
 Net realized and
  unrealized gains
  (losses) from
  investments...........     3.11      3.16     3.10        2.54        3.31           2.68
                          -------  --------  -------     -------    --------         ------
 Total from Investment
  Activities............     3.31      3.42     3.12        2.75        3.59           2.77
                          -------  --------  -------     -------    --------         ------
Distributions
 Net investment income..    (0.19)    (0.25)   (0.06)      (0.25)      (0.28)         (0.12)
 Net realized gains from
  investment
  transactions..........    (2.47)    (2.47)   (2.47)      (1.25)      (1.25)         (1.25)
                          -------  --------  -------     -------    --------         ------
 Total Distributions....    (2.66)    (2.72)   (2.53)      (1.50)      (1.53)         (1.37)
                          -------  --------  -------     -------    --------         ------
Net Asset Value, End of
 Period.................  $ 25.25  $  25.27  $ 25.14     $ 24.60    $  24.57         $24.55
                          =======  ========  =======     =======    ========         ======
Total Return (excludes
 sales charge)..........    14.92%    15.43%   14.03%      12.34%      12.46%(c)      12.49%(d)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $70,740  $960,660  $12,394     $73,165    $947,575         $7,929
 Ratio of expenses to
  average net assets....     1.33%     1.08%    2.08%       1.19%       1.09%(e)       2.11%(e)
 Ratio of net investment
  income to average net
  assets................     0.82%     1.07%    0.05%       0.89%       1.26%(e)       0.26%(e)
 Ratio of expenses to
  average net assets*...     1.34%     1.09%    2.09%       1.19%       1.10%(e)       2.11%(e)
Portfolio turnover (f)..    17.65%    17.65%   17.65%      16.95%      16.95%         16.95%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 16.52%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                        Equity Fund
                                               ----------------------------
                                                    Year Ended July 31,
                                               ----------------------------
                                                 1997      1996      1995
                                               --------  --------  --------
Net Asset Value, Beginning of Period.........  $  17.62  $  16.75  $  14.82
                                               --------  --------  --------
Investment Activities
 Net investment income (loss)................      0.30      0.33      0.33
 Net realized and unrealized gains (losses)
  from investments...........................      6.77      1.48      2.39
                                               --------  --------  --------
 Total from Investment Activities............      7.07      1.81      2.72
                                               --------  --------  --------
Distributions
 Net investment income.......................     (0.30)    (0.33)    (0.32)
 Net realized gains from investment
  transactions...............................     (1.04)    (0.61)    (0.47)
                                               --------  --------  --------
 Total Distributions.........................     (1.34)    (0.94)    (0.79)
                                               --------  --------  --------
Net Asset Value, End of Period...............  $  23.35  $  17.62  $  16.75
                                               ========  ========  ========
Total Return (excludes sales charge).........     42.35%    11.09%    19.27%
Ratios/Supplemental Data:
 Net Assets at end of period (000)...........  $974,985  $374,622  $275,757
 Ratio of expenses to average net assets.....      1.06%     1.02%     1.03%
 Ratio of net investment income to average
  net assets.................................      1.52%     1.86%     2.17%
 Ratio of expenses to average net assets*....      1.10%     1.11%     1.11%
Portfolio turnover...........................     24.47%    19.11%    19.46%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                Enhanced Market
                                        --------------------------------------
                                               September 1, 1998
                                                  to July 31,
                                                    1999 (a)
                                        --------------------------------------
                                        Classic     Premier (b)   B Shares (c)
                                        -------     -----------   ------------
Net Asset Value, Beginning of Period..  $ 10.00       $ 12.18        $10.30
                                        -------       -------        ------
Investment Activities
 Net investment income (loss).........     0.09          0.07          0.03
 Net realized and unrealized gains
  (losses) from investments...........     3.89          1.71          3.55
                                        -------       -------        ------
 Total from Investment Activities.....     3.98          1.78          3.58
                                        -------       -------        ------
Distributions
 Net investment income................    (0.09)        (0.07)        (0.03)
 Net realized gains from investment
  transactions........................    (0.03)        (0.03)        (0.03)
                                        -------       -------        ------
 Total Distributions..................    (0.12)        (0.10)        (0.06)
                                        -------       -------        ------
Net Asset Value, End of Period........  $ 13.86       $ 13.86        $13.82
                                        =======       =======        ======
Total Return (excludes sales charge)..    39.93%(d)     14.71%(d)     34.85%(d)
Ratios/Supplemental Data:
 Net Assets at end of period (000)....  $14,365       $14,273        $6,132
 Ratio of expenses to average net
  assets..............................     0.88%(e)      0.74%(e)      1.73%(e)
 Ratio of net investment income to
  average net assets..................     0.79%(e)      0.90%(e)     (0.12)%(e)
 Ratio of expenses to average net
  assets*.............................     1.52%(e)      1.29%(e)      2.28%(e)
Portfolio turnover (f)................    36.03%        36.03%        36.03%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(c) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                               Capital Growth Fund
                          -----------------------------------------------------------------------
                                 Year Ended                        August 3, 1997
                                  July 31,                          to July 31,
                                    1999                              1998 (g)
                          ----------------------------  -----------------------------------------
                          Classic   Premier   B Shares  Classic (a)    Premier (a)   B Shares (b)
                          -------   -------   --------  -----------    -----------   ------------
Net Asset Value,
 Beginning of Period....  $ 11.62   $ 11.65    $11.54     $10.00         $ 9.55         $ 9.82
                          -------   -------    ------     ------         ------         ------
Investment Activities
 Net investment income
  (loss)................    (0.06)    (0.02)    (0.12)     (0.03)            --          (0.06)
 Net realized and
  unrealized gains
  (losses) from
  investments...........     2.57      2.57      2.52       1.65           2.10           1.78
                          -------   -------    ------     ------         ------         ------
 Total from Investment
  Activities............     2.51      2.55      2.40       1.62           2.10           1.72
                          -------   -------    ------     ------         ------         ------
Distributions
 Net investment income..       --        --        --         --             --             --
 Net realized gains from
  investment
  transactions..........    (0.09)    (0.09)    (0.09)        --             --             --
                          -------   -------    ------     ------         ------         ------
 Total Distributions....    (0.09)    (0.09)    (0.09)        --             --             --
                          -------   -------    ------     ------         ------         ------
Net Asset Value, End of
 Period.................  $ 14.04   $ 14.11    $13.85     $11.62         $11.65         $11.54
                          =======   =======    ======     ======         ======         ======
Total Return (excludes
 sales charge)..........    21.76%    22.05%    20.96%     16.20%(d)      16.50%(c)      17.52%(d)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $14,040   $18,055    $7,463     $9,720         $2,824         $3,477
 Ratio of expenses to
  average net assets....     1.23%     0.96%     1.97%      1.40%(e)       0.99%(e)       2.05%(e)
 Ratio of net investment
  income to average net
  assets................    (0.50)%   (0.28)%   (1.26)%    (0.42)%(e)      0.00%(e)      (1.10)%(e)
 Ratio of expenses to
  average net assets*...     1.74%     1.47%     2.48%      2.37%(e)       2.05%(e)       3.11%(e)
Portfolio turnover (f)..    79.30%    79.30%    79.30%      77.26%        77.26%         77.26%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 4, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 21.99%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
(g) Period from commencement of operations.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                 Select Equity
                                        --------------------------------------
                                               September 1, 1998
                                                  to July 31,
                                                    1999 (a)
                                        --------------------------------------
                                        Classic     Premier (b)   B Shares (c)
                                        -------     -----------   ------------
Net Asset Value, Beginning of Period..  $ 10.00       $ 11.52        $ 9.98
                                        -------       -------        ------
Investment Activities
 Net investment income (loss).........     0.04          0.04          0.02
 Net realized and unrealized gains
  (losses) from investments...........     1.91          0.38          1.86
                                        -------       -------        ------
 Total from Investment Activities.....     1.95          0.42          1.88
                                        -------       -------        ------
Distributions
 Net investment income................    (0.05)        (0.03)        (0.01)
 In excess of net investment income...    (0.01)        (0.01)        (0.01)
 Net realized gains from investment
  transactions........................    (0.01)        (0.01)        (0.01)
                                        -------       -------        ------
 Total Distributions..................    (0.07)        (0.05)        (0.03)
                                        -------       -------        ------
 Net Asset Value, End of Period.......  $ 11.88       $ 11.89        $11.83
                                        =======       =======        ======
Total Return (excludes sales charge)..    19.44%(d)      3.63%(d)     18.83%(d)
Ratios/Supplemental Data:
 Net Assets at end of period (000)....  $10,258       $10,420        $1,933
 Ratio of expenses to average net
  assets..............................     1.13%(e)      0.99%(e)      1.99%(e)
 Ratio of net investment income to
  average net assets..................     0.43%(e)      0.65%(e)     (0.49)%(e)
 Ratio of expenses to average net
  assets*.............................     1.81%(e)      1.58%(e)      2.58%(e)
Portfolio turnover (f)................     9.72%         9.72%         9.72%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.
(c) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                              Regional Equity Fund
                          ---------------------------------------------------------------------
                                 Year Ended                          Year Ended
                                  July 31,                            July 31,
                                    1999                                1998
                          ----------------------------  ---------------------------------------
                          Classic   Premier   B Shares  Classic (a) Premier (a)    B Shares (b)
                          -------   -------   --------  ----------- -----------    ------------
Net Asset Value,
 Beginning of Period....  $ 27.18   $ 27.20    $27.05     $ 28.23     $ 27.95         $28.49
                          -------   -------    ------     -------     -------         ------
Investment Activities
 Net investment income
  (loss)................     0.09      0.15     (0.09)       0.05        0.13          (0.05)
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (2.74)    (2.73)    (2.73)      (0.08)       0.17          (0.42)
                          -------   -------    ------     -------     -------         ------
 Total from Investment
  Activities............    (2.65)    (2.58)    (2.82)      (0.03)       0.30          (0.47)
                          -------   -------    ------     -------     -------         ------
Distributions
 Net investment income..    (0.10)    (0.14)    (0.02)      (0.07)      (0.10)         (0.03)
 In excess of net
  investment income.....      --        --        --        (0.01)      (0.01)             -
 Net realized gains from
  investment
  transactions..........    (1.53)    (1.53)    (1.53)      (0.94)      (0.94)         (0.94)
                          -------   -------    ------     -------     -------         ------
 Total Distributions....    (1.63)    (1.67)    (1.55)      (1.02)      (1.05)         (0.97)
                          -------   -------    ------     -------     -------         ------
Net Asset Value, End of
 Period.................  $ 22.90   $ 22.95    $22.68     $ 27.18     $ 27.20         $27.05
                          =======   =======    ======     =======     =======         ======
Total Return (excludes
 sales charge)..........    (9.85)%   (9.57)%  (10.54)%     (0.31)%     (0.12)%(c)     (1.86)%(d)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $20,911   $60,385    $  965     $42,700     $94,909         $1,998
 Ratio of expenses to
  average net assets....     1.38%     1.13%     2.13%       1.30%       1.12%(e)       2.14%(e)
 Ratio of net investment
  income to average net
  assets................     0.37%     0.63%    (0.37)%      0.14%       0.45%(e)      (0.65)%(e)
 Ratio of expenses to
  average net assets*...     1.42%     1.17%     2.17%       1.32%       1.13%(e)       2.15%(e)
Portfolio turnover (f)..    15.60%    15.60%    15.60%       8.17%       8.17%          8.17%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 0.87%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                       Regional Equity Fund
                                                     --------------------------
                                                            Year Ended
                                                             July 31,
                                                     --------------------------
                                                       1997     1996     1995
                                                     --------  -------  -------
Net Asset Value, Beginning of Period...............  $  20.95  $ 18.94  $ 16.68
                                                     --------  -------  -------
Investment Activities
 Net investment income (loss)......................      0.24     0.26     0.23
 Net realized and unrealized gains (losses) from
  investments......................................      7.77     2.20     2.26
                                                     --------  -------  -------
 Total from Investment Activities..................      8.01     2.46     2.49
                                                     --------  -------  -------
Distributions
 Net investment income.............................     (0.24)   (0.26)   (0.23)
 Net realized gains from investment transactions...     (0.49)   (0.19)      --
                                                     --------  -------  -------
 Total Distributions...............................     (0.73)   (0.45)   (0.23)
                                                     --------  -------  -------
Net Asset Value, End of Period.....................  $  28.23  $ 20.95  $ 18.94
                                                     ========  =======  =======
Total Return (excludes sales charge)...............     39.02%   13.10%   15.10%
Ratios/Supplemental Data:
 Net Assets at end of period (000).................  $149,838  $93,584  $68,501
 Ratio of expenses to average net assets...........      1.06%    1.05%    1.07%
 Ratio of net investment income to average net
  assets...........................................      0.99%    1.30%    1.35%
 Ratio of expenses to average net assets*..........      1.10%    1.13%    1.15%
Portfolio turnover.................................     10.30%    8.22%   14.25%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                             Small Cap Fund
                          -------------------------------------------------------------------
                                 Year Ended                     March 2, 1998
                                  July 31,                       to July 31,
                                    1999                           1998 (a)
                          ----------------------------   ------------------------------------
                          Classic   Premier   B Shares   Classic (b)    Premier      B Shares
                          -------   -------   --------   -----------    -------      --------
Net Asset Value,
 Beginning of Period....  $  9.14   $  9.15   $  9.11      $ 9.97       $10.00        $10.00
                          -------   -------   -------      ------       ------        ------
Investment Activities
 Net investment income
  (loss)................    (0.10)    (0.03)    (0.14)      (0.03)       (0.02)        (0.04)
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.64)    (0.68)    (0.66)      (0.80)       (0.83)        (0.85)
                          -------   -------   -------      ------       ------        ------
 Total from Investment
  Activities............    (0.74)    (0.71)    (0.80)      (0.83)       (0.85)        (0.89)
                          -------   -------   -------      ------       ------        ------
Net Asset Value, End of
 Period.................  $  8.40   $  8.44   $  8.31      $ 9.14       $ 9.15        $ 9.11
                          =======   =======   =======      ======       ======        ======
Total Return (excludes
 sales charge)..........    (8.10)%   (7.76)%   (8.78)%     (8.31)%(c)   (8.48)%(c)    (8.90)%(c)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $ 1,073   $21,777   $   929      $1,372       $5,072        $  871
 Ratio of expenses to
  average net assets....     1.66%     1.39%     2.41%       1.78%(d)     1.50 %(d)     2.54%(d)
 Ratio of net investment
  income to average net
  assets................    (1.07)%   (0.82)%   (1.83)%     (0.92)%(d)   (0.52)%(d)    (1.69)%(d)
 Ratio of expenses to
  average net assets*...     2.68%     2.38%     3.42%       4.23%(d)     3.94%(d)      4.98%(d)
Portfolio turnover (e)..   208.13%   208.13%   208.13%      70.64%       70.64%        70.64%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) For the period from March 3, 1998 (commencement of operations) through July 31, 1998.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                  Balanced Fund
                          --------------------------------------------------------------------
                                 Year Ended                         Year Ended
                                  July 31,                           July 31,
                                    1999                               1998
                          ---------------------------  ---------------------------------------
                          Classic  Premier   B Shares  Classic (a) Premier (a)    B Shares (b)
                          -------  --------  --------  ----------- -----------    ------------
Net Asset Value,
 Beginning of Period....  $ 15.19  $  15.18  $ 15.16     $ 15.21    $  14.77         $14.99
                          -------  --------  -------     -------    --------         ------
Investment Activities
 Net investment income
  (loss)................     0.41      0.44     0.29        0.38        0.41           0.28
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.93      0.95     0.95        0.98        1.38           1.15
                          -------  --------  -------     -------    --------         ------
 Total from Investment
  Activities............     1.34      1.39     1.24        1.36        1.79           1.43
                          -------  --------  -------     -------    --------         ------
Distributions
 Net investment income..    (0.40)    (0.44)   (0.30)      (0.41)      (0.41)         (0.29)
 Net realized gains from
  investment
  transactions..........    (1.20)    (1.20)   (1.20)      (0.97)      (0.97)         (0.97)
                          -------  --------  -------     -------    --------         ------
 Total Distributions....    (1.60)    (1.64)   (1.50)      (1.38)      (1.38)         (1.26)
                          -------  --------  -------     -------    --------         ------
Net Asset Value, End of
 Period.................  $ 14.93  $  14.93  $ 14.90     $ 15.19    $  15.18         $15.16
                          =======  ========  =======     =======    ========         ======
Total Return (excludes
 sales charge)..........     9.40%     9.74%    8.66%       9.54%       9.73%(c)      10.07%(d)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $43,223  $319,016  $10,131     $46,814    $329,626         $5,309
 Ratio of expenses to
  average net assets....     1.34%     1.09%    2.09%       1.24%       1.10%(e)       2.12%(e)
 Ratio of net investment
  income to average net
  assets................     2.67%     2.93%    1.93%       2.77%       2.95%(e)       1.83%(e)
 Ratio of expenses to
  average net assets*...     1.35%     1.10%    2.10%       1.24%       1.10%(e)       2.12%(e)
Portfolio turnover (f)..    23.24%    23.24%   23.24%      25.40%      25.40%         25.40%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 2, 1997 (commencement of operations) through July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 12.70%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                       Balanced Fund
                                               ----------------------------
                                                    Year Ended July 31,
                                               ----------------------------
                                                 1997      1996      1995
                                               --------  --------  --------
Net Asset Value, Beginning of Period.........  $  13.03  $  12.76  $  11.81
                                               --------  --------  --------
Investment Activities
 Net investment income (loss)................      0.48      0.47      0.47
 Net realized and unrealized gains (losses)
  from investments...........................      2.78      0.58      1.24
                                               --------  --------  --------
 Total from Investment Activities............      3.26      1.05      1.71
                                               --------  --------  --------
Distributions
 Net investment income.......................     (0.50)    (0.47)    (0.46)
 Net realized gains from investment
  transactions...............................     (0.58)    (0.31)    (0.30)
                                               --------  --------  --------
 Total Distributions.........................     (1.08)    (0.78)    (0.76)
                                               --------  --------  --------
Net Asset Value, End of Period...............  $  15.21  $  13.03  $  12.76
                                               ========  ========  ========
Total Return (excludes sales charge).........     26.42%     8.37%    15.27%
Ratios/Supplemental Data:
 Net Assets at end of period (000)...........  $372,769  $338,425  $295,509
 Ratio of expenses to average net assets.....      1.05%     0.98%     0.94%
 Ratio of net investment income to average
  net assets.................................      3.49%     3.61%     3.91%
 Ratio of expenses to average net assets*....      1.10%     1.11%     1.12%
Portfolio turnover...........................     25.00%    20.47%    16.97%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                          Limited Maturity Fund
                          ---------------------------------------------------------
                                   Year Ended                     Year Ended
                                    July 31,                       July 31,
                                      1999                           1998
                          -------------------------------   -----------------------
                          Classic  Premier   B Shares (d)   Classic (a) Premier (a)
                          -------  --------  ------------   ----------- -----------
Net Asset Value,
 Beginning of Period....  $10.43   $  10.43     $10.58        $10.42     $  10.34
                          ------   --------     ------        ------     --------
Investment Activities
 Net investment income
  (loss)................    0.57       0.59       0.27          0.85         0.55
 Net realized and
  unrealized gains
  (losses) from
  investments...........   (0.15)     (0.16)     (0.30)        (0.25)        0.10
                          ------   --------     ------        ------     --------
 Total from Investment
  Activities............    0.42       0.43      (0.03)         0.60         0.65
                          ------   --------     ------        ------     --------
Distributions
 Net investment income..   (0.56)     (0.57)     (0.28)        (0.59)       (0.56)
                          ------   --------     ------        ------     --------
 Total Distributions....   (0.56)     (0.57)     (0.28)        (0.59)       (0.56)
                          ------   --------     ------        ------     --------
Net Asset Value, End of
 Period.................  $10.29   $  10.29     $10.27        $10.43     $  10.43
                          ======   ========     ======        ======     ========
Total Return (excludes
 sales charge)..........    4.01%      4.14%     (0.33)%(c)     5.94%        6.04%(b)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $2,716   $109,554     $1,599        $3,531     $106,953
 Ratio of expenses to
  average net assets....    0.81%      0.71%      1.69%(e)      0.74%        0.73%(e)
 Ratio of net investment
  income to average net
  assets................    5.49%      5.60%      4.61%(e)      5.65%        5.70%(e)
 Ratio of expenses to
  average net assets*...    1.23%      0.98%      1.96%(e)      0.96%        0.98%(e)
Portfolio turnover (f)..   39.15%     39.15%     39.15%        39.31%       39.31%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares.
(b) Represents total return based on activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 6.37%.
(c) Not annualized.
(d) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
(e) Annualized
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                      Limited Maturity Fund
                                                     --------------------------
                                                       Year Ended July 31,
                                                     --------------------------
                                                       1997     1996     1995
                                                     --------  -------  -------
Net Asset Value, Beginning of Period...............  $  10.31  $ 10.41  $ 10.23
                                                     --------  -------  -------
Investment Activities
 Net investment income (loss)......................      0.58     0.58     0.58
 Net realized and unrealized gains (losses) from
  investments......................................      0.14    (0.10)    0.17
                                                     --------  -------  -------
 Total from Investment Activities..................      0.72     0.48     0.75
                                                     --------  -------  -------
Distributions
 Net investment income.............................     (0.61)   (0.57)   (0.57)
 Net realized gains from investment transactions...        --    (0.01)      --
                                                     --------  -------  -------
 Total Distributions...............................     (0.61)   (0.58)   (0.57)
                                                     --------  -------  -------
Net Asset Value, End of Period.....................  $  10.42  $ 10.31  $ 10.41
                                                     ========  =======  =======
Total Return (excludes sales charge)...............      7.25%    4.74%    7.65%
Ratios/Supplemental Data:
 Net Assets at end of period (000).................  $138,675  $46,005  $59,798
 Ratio of expenses to average net assets...........      0.77%    0.76%    0.80%
 Ratio of net investment income to average net
  assets...........................................      5.65%    5.48%    5.69%
 Ratio of expenses to average net assets*..........      1.02%    0.99%    1.03%
Portfolio turnover.................................     64.89%   29.56%   38.11%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                               Government Income Fund
                                       -----------------------------------------
                                         Year Ended            Year Ended
                                          July 31,              July 31,
                                            1999                  1998
                                       ----------------  -----------------------
                                       Classic  Premier  Classic (a) Premier (a)
                                       -------  -------  ----------- -----------
Net Asset Value, Beginning of Period.  $ 9.88   $ 9.87     $ 9.75      $ 9.66
                                       ------   ------     ------      ------
Investment Activities
 Net investment income (loss)........    0.54     0.54       0.63        0.59
 Net realized and unrealized gains
  (losses) from investments..........   (0.28)   (0.26)      0.09        0.17
                                       ------   ------     ------      ------
 Total from Investment Activities....    0.26     0.28       0.72        0.76
                                       ------   ------     ------      ------
Distributions
 Net investment income...............   (0.52)   (0.53)     (0.53)      (0.49)
 In excess of net investment income..      --       --      (0.06)      (0.06)
                                       ------   ------     ------      ------
 Total Distributions.................   (0.52)   (0.53)     (0.59)      (0.55)
                                       ------   ------     ------      ------
Net Asset Value, End of Period.......  $ 9.62   $ 9.62     $ 9.88      $ 9.87
                                       ======   ======     ======      ======
Total Return (excludes sales charge).    2.62%    2.72%      7.58%       7.58%(b)
Ratios/Supplemental Data:
 Net Assets at end of period (000)...  $5,436   $3,150     $8,176      $2,521
 Ratio of expenses to average net
  assets.............................    0.70%    0.60%      0.71%       0.63%(c)
 Ratio of net investment income to
  average net assets.................    5.35%    5.44%      5.95%       5.72%(c)
 Ratio of expenses to average net
  assets*............................    1.90%    1.65%      1.77%       1.80%(c)
Portfolio turnover (d)...............   26.85%   26.85%     34.89%      34.89%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 8.04%.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distingushing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                    Government Income Fund
                                                  -------------------------
                                                    Year Ended July 31,
                                                  -------------------------
                                                   1997     1996     1995
                                                  -------  -------  -------
Net Asset Value, Beginning of Period............  $  9.40  $  9.54  $  9.48
                                                  -------  -------  -------
Investment Activities
 Net investment income (loss)...................     0.58     0.66     0.68
 Net realized and unrealized gains (losses) from
  investments...................................     0.35    (0.20)    0.08
                                                  -------  -------  -------
 Total from Investment Activities...............     0.93     0.46     0.76
                                                  -------  -------  -------
Distributions
 Net investment income..........................    (0.58)   (0.59)   (0.70)
 Tax return of capital..........................      --     (0.01)     --
                                                  -------  -------  -------
 Total Distributions............................    (0.58)   (0.60)   (0.70)
                                                  -------  -------  -------
Net Asset Value, End of Period..................  $  9.75  $  9.40  $  9.54
                                                  =======  =======  =======
Total Return (excludes sales charge)............    10.21%    4.91%    8.43%
Ratios/Supplemental Data:
 Net Assets at end of period (000)..............  $11,622  $15,752  $16,679
 Ratio of expenses to average net assets........     0.69%    0.65%    0.58%
 Ratio of net investment income to average net
  assets........................................     5.98%    6.81%    7.18%
 Ratio of expenses to average net assets*.......     1.29%    1.10%    1.19%
Portfolio turnover..............................     2.96%   78.31%   27.32%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                    Bond Fund
                          -------------------------------------------------------------------
                                 Year Ended                        Year Ended
                                  July 31,                          July 31,
                                    1999                              1998
                          --------------------------- ---------------------------------------
                          Classic  Premier   B Shares Classic (a) Premier (a)    B Shares (b)
                          -------  --------  -------- ----------- -----------    ------------
Net Asset Value,
 Beginning of Period ...  $11.05   $  11.05   $11.04    $10.92     $  10.72         $10.88
                          ------   --------   ------    ------     --------         ------
Investment Activities
 Net investment income
  (loss)................    0.61       0.61     0.50      1.41         0.57           0.46
 Net realized and
  unrealized gains
  (losses) from
  investments...........   (0.32)     (0.30)   (0.31)    (0.62)        0.38           0.24
                          ------   --------   ------    ------     --------         ------
 Total from Investment
  Activities............    0.29       0.31     0.19      0.79         0.95           0.70
                          ------   --------   ------    ------     --------         ------
Distributions
 Net investment income..   (0.58)     (0.60)   (0.50)    (0.63)       (0.59)         (0.51)
 Net realized gains from
  investment
  transactions..........   (0.13)     (0.13)   (0.13)    (0.03)       (0.03)         (0.03)
                          ------   --------   ------    ------     --------         ------
 Total Distributions....   (0.71)     (0.73)   (0.63)    (0.66)       (0.62)         (0.54)
                          ------   --------   ------    ------     --------         ------
 Net Asset Value, End of
  Period................  $10.63   $  10.63   $10.60    $11.05     $  11.05         $11.04
                          ======   ========   ======    ======     ========         ======
Total Return (excludes
 sales charge)..........    2.58%      2.68%    1.58%     7.45%        7.54%(c)       6.58%(d)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $7,070   $380,226   $2,521    $7,032     $327,930         $  442
 Ratio of expenses to
  average net assets....    0.81%      0.71%    1.71%     0.73%        0.73%(e)       1.74%(e)
 Ratio of net investment
  income to average net
  assets................    5.46%      5.57%    4.63%     5.78%        5.72%(e)       4.75%(e)
 Ratio of expenses to
  average net assets*...    1.20%      0.95%    1.95%     0.95%        0.97%(e)       1.99%(e)
Portfolio turnover (f)..   18.26%     18.26%   18.26%    40.41%       40.41%         40.41%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 16, 1997 (commencement of operations) through July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 9.03%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                                            Bond Fund
                                                    ---------------------------
                                                       Year Ended July 31,
                                                    ---------------------------
                                                      1997      1996     1995
                                                    --------  --------  -------
Net Asset Value, Beginning of Period..............  $  10.54  $  10.83  $ 10.59
                                                    --------  --------  -------
Investment Activities
 Net investment income (loss).....................      0.65      0.65     0.69
 Net realized and unrealized gains (losses) from
  investments.....................................      0.42     (0.18)    0.28
                                                    --------  --------  -------
 Total from Investment Activities.................      1.07      0.47     0.97
                                                    --------  --------  -------
Distributions
 Net investment income............................     (0.69)    (0.65)   (0.69)
 Net realized gains from investment transactions..       --      (0.11)   (0.04)
                                                    --------  --------  -------
 Total Distributions..............................     (0.69)    (0.76)   (0.73)
                                                    --------  --------  -------
Net Asset Value, End of Period....................  $  10.92  $  10.54  $ 10.83
                                                    ========  ========  =======
Total Return (excludes sales charge)..............     10.48%     4.40%    9.70%
Ratios/Supplemental Data:
 Net Assets at end of period (000)................  $311,881  $132,737  $94,671
 Ratio of expenses to average net assets..........      0.75%     0.75%    0.75%
 Ratio of net investment income to average net
  assets..........................................      6.10%     6.12%    6.63%
 Ratio of expenses to average net assets*.........      0.98%     0.98%    0.98%
Portfolio turnover................................     34.62%     9.60%   17.70%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                 Municipal Bond Fund
                          -------------------------------------------------------------------------
                                   Year Ended                     Year Ended           July 1, 1997
                                    July 31,                       July 31,              July 31,
                                      1999                           1998                1997 (a)
                          ------------------------------    -----------------------    ------------
                          Classic  Premier   Class B (g)    Classic (b) Premier (b)
                          -------  --------  -----------    ----------- -----------
Net Asset Value,
 Beginning of Period....  $10.13   $  10.14    $10.28         $10.15     $  10.04        $  10.00
                          ------   --------    ------         ------     --------        --------
Investment Activities
 Net investment income
  (loss)................    0.41       0.42      0.14           0.86         0.39            0.04
 Net realized and
  unrealized gains
  (losses) from
  investments...........   (0.17)     (0.18)    (0.41)         (0.43)        0.14            0.15
                          ------   --------    ------         ------     --------        --------
 Total from Investment
  Activities............    0.24       0.24     (0.27)          0.43         0.53            0.19
                          ------   --------    ------         ------     --------        --------
Distributions
 Net investment income..   (0.39)     (0.40)    (0.14)         (0.42)       (0.40)          (0.04)
 Net realized gains from
  investment
  transactions..........   (0.11)     (0.11)      --           (0.03)       (0.03)            --
                          ------   --------    ------         ------     --------        --------
 Total Distributions....   (0.50)     (0.51)    (0.14)         (0.45)       (0.43)          (0.04)
                          ------   --------    ------         ------     --------        --------
Net Asset Value, End of
 Period.................  $ 9.87   $   9.87    $ 9.87         $10.13     $  10.14        $  10.15
                          ======   ========    ======         ======     ========        ========
Total Return (excludes
 sales charge)..........    2.31%      2.30%    (2.60)%(c)      4.30%        4.49%(d)        1.86%(c)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $2,694   $321,293    $   16         $2,689     $326,464        $337,933
 Ratio of expenses to
  average net assets....    0.71%      0.61%     1.60%(e)       0.62%        0.64%(e)        0.71%(e)
 Ratio of net investment
  income to average net
  assets................    4.01%      4.11%     3.17%(e)       4.26%        4.23%(e)        4.31%(e)
 Ratio of expenses to
  average net assets*...    1.20%      0.95%     1.87%(e)       0.92%        0.97%(e)        1.04%(e)
Portfolio turnover (f)..   20.74%     20.74%    20.74%         28.75%       28.75%           1.59%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(c) Not annualized.
(d) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Municipal Bond Fund Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.27%.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) For the period from February 3, 1999 (commencement of operations) through July 31, 1999.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                          Florida Tax-Free Fund
                          ----------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                  Year Ended                     Year Ended             July 31,      September 30, 1994
                                   July 31,                       July 31,           ---------------     to July 31,
                                     1999                           1998              1997    1996         1995 (f)
                          -----------------------------    -----------------------   ------  -------  ------------------
                          Classic  Premier  Class B (g)    Classic (a) Premier (a)
                          -------  -------  -----------    ----------- -----------
Net Asset Value,
 Beginning of Period....  $ 10.45  $ 10.46    $10.52         $10.50      $ 10.39      10.30  $ 10.32       $ 10.00
                          -------  -------    ------         ------      -------     ------  -------       -------
Investment Activities
 Net investment income
  (loss)................     0.41     0.43      0.12           0.45         0.41       0.45     0.45          0.34
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.18)   (0.20)    (0.30)          0.01         0.14       0.24    (0.01)         0.30
                          -------  -------    ------         ------      -------     ------  -------       -------
 Total from Investment
  Activities............     0.23     0.23     (0.18)          0.46         0.55       0.69     0.44          0.64
                          -------  -------    ------         ------      -------     ------  -------       -------
Distributions
 Net investment income..    (0.40)   (0.41)    (0.14)         (0.44)       (0.41)     (0.48)   (0.45)        (0.32)
 Net realized gains from
  investment
  transactions..........    (0.06)   (0.06)       --          (0.07)       (0.07)     (0.01)   (0.01)           --
                          -------  -------    ------         ------      -------     ------  -------       -------
 Total Distributions....    (0.46)   (0.47)    (0.14)         (0.51)       (0.48)     (0.49)   (0.46)        (0.32)
                          -------  -------    ------         ------      -------     ------  -------       -------
Net Asset Value, End of
 Period.................  $ 10.22  $ 10.22    $10.20         $10.45      $ 10.46     $10.50  $ 10.30       $ 10.32
                          =======  =======    ======         ======      =======     ======  =======       =======
Total Return (excludes
 sales charge)..........     2.06%    2.16%    (1.77)%(c)      4.46%        4.66%(b)   6.89%    4.24%         6.53%(c)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $12,195  $63,548    $  569         $8,883      $55,369     53,688  $48,869       $48,333
 Ratio of expenses to
  average net assets....     0.59%    0.49%     1.49%(d)       0.55%        0.49%(d)   0.57%    0.59%         0.70%(d)
 Ratio of net investment
  income to average net
  assets................     4.00%    4.10%     3.06%(d)       4.24%        4.30%(d)   4.36%    4.33%         4.16%(d)
 Ratio of expenses to
  average net assets*...     1.26%    1.01%     2.00%(d)       1.06%        1.04%(d)   1.06%    1.04%         1.01%(d)
Portfolio turnover (e)..    34.33%   34.33%    34.33%         29.55%       29.55%     24.05%   12.21%         2.33%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Florida Tax-Free Fund Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.40%.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Period from commencement of operations.
(g) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                         U.S. Treasury Fund
                         -------------------------------------------------------
                                        Year Ended July 31,
                         -------------------------------------------------------
                               1999               1998               1997
                         -----------------  -----------------  -----------------
                         Classic  Premier   Classic  Premier   Classic  Premier
                         -------  --------  -------  --------  -------  --------
Net Asset Value,
 Beginning of Period.... $ 1.000  $  1.000  $1.000   $  1.000  $1.000   $  1.000
                         -------  --------  ------   --------  ------   --------
Investment Activities
 Net investment income..   0.040     0.041   0.046      0.047   0.045      0.046
                         -------  --------  ------   --------  ------   --------
Distributions
 Net investment income..  (0.040)   (0.041) (0.046)    (0.047) (0.045)    (0.046)
                         -------  --------  ------   --------  ------   --------
Net Asset Value, End of
 Period................. $ 1.000  $  1.000  $1.000   $  1.000  $1.000   $  1.000
                         =======  ========  ======   ========  ======   ========
Total Return............    4.06%     4.16%   4.67%      4.77%   4.60%      4.70%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $ 4,390  $320,847  $8,070   $352,055  $9,885   $309,361
 Ratio of expenses to
  average net assets....    0.79%     0.69%   0.80%      0.70%   0.79%      0.69%
 Ratio of net investment
  income to average net
  assets................    4.03%     4.10%   4.57%      4.67%   4.50%      4.60%
 Ratio of expenses to
  average net assets*...    0.95%     0.70%   0.95%      0.70%   0.94%        (a)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)There were no waivers during the period.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                   U.S. Treasury Fund
                                            ----------------------------------
                                                  Year Ended July 31,
                                            ----------------------------------
                                                     1996               1995
                                            ------------------------- --------
                                            Classic (a)   Premier (a)
                                            -----------   -----------
Net Asset Value, Beginning of Period.......   $ 1.000      $  1.000   $  1.000
                                              -------      --------   --------
Investment Activities
 Net investment income.....................     0.015         0.048      0.048
                                              -------      --------   --------
Distributions
 Net investment income.....................    (0.015)       (0.048)    (0.048)
                                              -------      --------   --------
Net Asset Value, End of Period.............   $ 1.000      $  1.000   $  1.000
                                              =======      ========   ========
Total Return...............................      4.90%(b)      4.93%      4.90%
Ratios/Supplemental Data:
 Net Assets at end of period (000).........   $12,263      $368,162   $322,939
 Ratio of expenses to average net assets...      0.82%(c)      0.71%      0.70%
 Ratio of net investment income to average
  net assets...............................      4.44%(c)      4.82%      4.81%
 Ratio of expenses to average net assets*..      0.97%(c)        (d)        (d)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.49%.
(c) Annualized.
(d) There were no waivers during the period.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                          Prime Obligations Fund
                         --------------------------------------------------------------
                                                Year Ended
                                                 July 31,
                         --------------------------------------------------------------
                                    1999                            1998
                         ----------------------------  --------------------------------
                         Classic   Premier   B Shares  Classic   Premier   B Shares (a)
                         --------  --------  --------  --------  --------  ------------
Net Asset Value,
 Beginning of Period.... $  1.000  $  1.000  $ 1.000   $  1.000  $  1.000    $ 1.000
                         --------  --------  -------   --------  --------    -------
Investment Activities
 Net investment income..    0.044     0.045    0.035      0.049     0.050      0.005
                         --------  --------  -------   --------  --------    -------
Distributions
 Net investment income..   (0.044)   (0.045)  (0.035)    (0.049)   (0.050)    (0.005)
                         --------  --------  -------   --------  --------    -------
Net Asset Value, End of
 Period................. $  1.000  $  1.000  $ 1.000   $  1.000  $  1.000    $ 1.000
                         ========  ========  =======   ========  ========    =======
Total Return............     4.48%     4.59%    3.55%      4.99%     5.09%      0.49%(b)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $136,078  $536,899  $   224   $116,960  $479,974    $     1
 Ratio of expenses to
  average net assets....     0.78%     0.68%    1.69%      0.79%     0.69%      1.85%(c)
 Ratio of net investment
  income to average net
  assets................     4.40%     4.51%    3.39%      4.88%     4.98%      3.83%(c)
 Ratio of expenses to
  average net assets*...     0.94%     0.69%    1.70%      0.95%     0.70%      1.88%(c)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from June 15, 1998 (commencement of operations) through July 31, 1998.
(b) Not annualized.
(c) Annualized.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                       Prime Obligations Fund
                         -----------------------------------------------------------
                                        Year Ended July 31,
                         -----------------------------------------------------------
                               1997                     1996                  1995
                         ------------------    --------------------------   --------
                         Classic   Premier     Classic (a)    Premier (a)
                         --------  --------    -----------    -----------
Net Asset Value,
 Beginning of Period.... $  1.000  $  1.000     $  1.000       $  1.000     $  1.000
                         --------  --------     --------       --------     --------
Investment Activities
 Net investment income..    0.048     0.049        0.016          0.050        0.050
                         --------  --------     --------       --------     --------
Distributions
 Net investment income..   (0.048)   (0.049)      (0.016)        (0.050)      (0.050)
                         --------  --------     --------       --------     --------
Net Asset Value, End of
 Period................. $  1.000  $  1.000     $  1.000       $  1.000     $  1.000
                         ========  ========     ========       ========     ========
Total Return............     4.90%     5.00%        5.07%(b)       5.10%        5.14%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $111,027  $416,966     $125,075       $478,542     $617,673
 Ratio of expenses to
  average net assets....     0.78%     0.68%        0.81%(c)       0.71%        0.69%
 Ratio of net investment
  income to average net
  assets................     4.79%     4.89%        4.61%(c)       5.00%        5.04%
 Ratio of expenses to
  average net assets*...     0.93%         (d)      0.96%(c)           (d)          (d)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.55%.
(c) Annualized.
(d) There were no waivers during the period.
                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                              Institutional Prime
                                                Obligations Fund
                                       ----------------------------------------
                                         September 15, 1998 to July 31,
                                                    1999(a)
                                       ----------------------------------------
                                       Class I     Class II (b)   Class III (c)
                                       -------     ------------   -------------
Net Asset Value, Beginning of Period.. $ 1.000       $ 1.000         $ 1.000
                                       -------       -------         -------
Investment Activities
 Net investment income................   0.042         0.020           0.018
                                       -------       -------         -------
Distributions
 Net investment income................  (0.042)       (0.020)         (0.018)
                                       -------       -------         -------
Net Asset Value, End of Period........ $ 1.000       $ 1.000         $ 1.000
                                       =======       =======         =======
Total Return..........................    4.31%(d)      1.96%(d)        1.84%(d)
Ratios/Supplemental Data:
 Net Assets at end of period (000).... $69,458       $26,000         $13,575
 Ratio of expenses to average net
  assets..............................    0.22%(e)      0.49%(e)        0.74%(e)
 Ratio of net investment income to
  average net assets..................    4.82%(e)      4.45%(e)        4.22%(e)
 Ratio of expenses to average net
  assets*.............................    0.45%(e)      0.72%(e)        0.97%(e)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.
(c) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.
(d) Not annualized
(e) Annualized.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              Financial Highlights

                                           Tax-Exempt Fund
                           ----------------------------------------------------
                                         Year Ended July 31,
                           ----------------------------------------------------
                                1999              1998              1997
                           ----------------  ----------------  ----------------
                           Classic  Premier  Classic  Premier  Classic  Premier
                           -------  -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period.....  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           -------  -------  -------  -------  -------  -------
Investment Activities
 Net investment income...    0.026    0.027    0.030    0.031    0.030    0.031
                           -------  -------  -------  -------  -------  -------
Distributions
 Net investment income...   (0.026)  (0.027)  (0.030)  (0.031)  (0.030)  (0.031)
                           -------  -------  -------  -------  -------  -------
Net Asset Value, End of
 Period..................  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           =======  =======  =======  =======  =======  =======
Total Return.............     2.66%    2.76%    3.03%    3.13%    3.04%    3.15%
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)...........  $22,844  $73,880  $28,657  $62,084  $27,926  $55,429
 Ratio of expenses to
  average net assets.....     0.59%    0.49%    0.60%    0.50%    0.62%    0.52%
 Ratio of net investment
  income to average net
  assets.................     2.64%    2.71%    2.97%    3.07%    3.00%    3.10%
 Ratio of expenses to
  average net assets*....     0.98%    0.73%    0.98%    0.73%    0.97%    0.72%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             Financial Highlights

                                                   Tax-Exempt Fund
                                         ---------------------------------
                                                 Year Ended July 31,
                                         ---------------------------------
                                                  1996              1995
                                         ------------------------- -------
                                         Classic (a)   Premier (a)
                                         -----------   -----------
Net Asset Value, Beginning of Period....   $ 1.000       $ 1.000   $ 1.000
                                           -------       -------   -------
Investment Activities
 Net investment income..................     0.010         0.031     0.032
                                           -------       -------   -------
Distributions
 Net investment income..................    (0.010)       (0.031)   (0.032)
                                           -------       -------   -------
Net Asset Value, End of Period..........   $ 1.000       $ 1.000   $ 1.000
                                           =======       =======   =======
Total Return............................      3.12%(b)      3.15%     3.22%
Ratios/Supplemental Data:
 Net Assets at end of period (000)......   $17,116       $43,611   $57,640
 Ratio of expenses to average net
  assets................................      0.68%(c)      0.54%     0.54%
 Ratio of net investment income to
  average net assets....................      2.82%(c)      3.11%     3.15%
 Ratio of expenses to average net
  assets*...............................      1.03%(c)      0.74%     0.74%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) through July 31, 1996 was 0.95%.
(c) Annualized.
                      See notes to financial statements.

INVESTMENT ADVISOR                                     [LOGO OF AMSOUTH MUTUAL
AmSouth                                                 FUNDS APPEARS HERE]
[LOGO OF AMSOUTH APPEARS HERE]
AmSouth Bank                                               ANNUAL REPORT
1901 Sixth Avenue North                                    July 31, 1999
Birmingham, AL 35203

Investment Sub-Advisors
(Equity Income Fund Only)
Rockhaven Asset Management, LLC
100 First Avenue, Suite 1050
Pittsburgh, PA 15222

(Capital Growth Fund Only)
Peachtree Asset Management
A Division of Salomon Smith Barney
Fund Management, LLC
One Peachtree Center
Atlanta, GA 30308

(Small Cap Fund Only)
Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL 32224

(Select Equity and Enhanced Market Funds)
OakBrook Investments, LLC
701 Warrenville Road, Suite 135
Lisle, IL 60532

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Pricewaterhouse Coopers LLP                    AmSouth
100 East Broad Street                          AMSOUTH BANK
Columbus, OH 43219                             Investment Advisor
                                               [LOGO OF AMSOUTH BANK
                                                APPEARS HERE]